UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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American Express Company
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FRAMEWORK FOR WINNING

VISION

Provide the world's best customer experience every day

MISSION

Be essential to our customers by providing differentiated products and services to help them achieve their aspirations

AMERICAN EXPRESS

March 14, 2025

WHEN	WHERE	RECORD DATE

Tuesday, April 29, 2025	www.virtualshareholdermeeting.com/	March 3, 2025

9:00 a.m. Eastern Time	AXP2025

Items of Business

To vote on the following proposals:

Election of directors proposed by our Board of Directors for a term of one year, as set forth in this Proxy Statement;
Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025;
Advisory resolution to approve executive compensation (Say-on-Pay);
Two shareholder proposals, if properly presented at the meeting; and
Such other business that may properly come before the meeting.

We will be holding our Annual Meeting of Shareholders on April 29, 2025. Shareholders will be able to listen, vote and submit questions via the virtual meeting website at www.virtualshareholdermeeting.com/AXP2025 by using the 16-digit control number included on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials. Shareholders with control numbers who attend the Annual Meeting of Shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting, including the ability to ask questions.

Please retain the 16-digit control number should you decide to attend the Annual Meeting. Shareholders without a control number may attend the Annual Meeting of Shareholders as a guest but they will not have the ability to vote or submit questions during the meeting. Attendees may begin logging in to the virtual meeting website at 8:45 a.m. Eastern Time.

Detailed information regarding our 2025 Annual Meeting of Shareholders, including how to cast your vote and ask questions before and during the meeting, can be found in “Other Information” starting on page 92 of this Proxy Statement.

Even if you do not plan to attend the meeting, your vote is important to us. Please review the materials and exercise your shareholder right to vote.

By Order of the Board of Directors,

James J. Killerlane III

Corporate Secretary and Chief Governance Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2025:

Our Proxy Statement and Annual Report are available online at http://ir.americanexpress.com.* We will mail to certain shareholders a notice of internet availability of proxy materials, which contains instructions on how to access these materials and vote online. We expect to mail this notice and to begin mailing our proxy materials on or about March 14, 2025.

*	Web links throughout this document are provided for convenience only. Information from the American Express website is not incorporated by reference into this Proxy Statement.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. You can identify forward-looking statements by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” “estimate,” “potential,” “continue” or other similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including those contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s other filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements.

2025 PROXY STATEMENT i •

• ii 2025 PROXY STATEMENT

2025 PROXY STATEMENT 1 •

Proxy Summary

Our Company’s Strategic Imperatives

American Express Company is a globally integrated payments company with card-issuing, merchant-acquiring and card network businesses that offer products and services to a broad range of customers, including consumers, small businesses, mid-sized companies and large corporations around the world. We seek to grow by focusing on four strategic imperatives:

Business Performance

In 2024, we continued to execute our growth strategy. Business performance highlights in 2024 include:

¾	Grew total billed business by 6%, or 7% on an FX-adjusted basis(1), versus the prior year, with growth across customer types and geographies.

¾	Refreshed over 40 products globally, including the US Consumer Gold Card and our Delta cobrand cards, which helped drive net card fee revenue growth of 16% versus prior year.

¾	Enhanced our Membership Model with the acquisitions of Tock and Rooam as well as the launch of several new top-tier sponsorships and experiences, such as our multi-year global partnership with Formula 1.

¾	Added a record 13 million new proprietary cards, with approximately 70% of new accounts acquired on fee-paying products, bringing the total number of cards-in-force issued on our global network to over 146 million.
¾	Continued to drive generational relevance, with Millennial & Gen-Z customers representing over 60% of new consumer account acquisitions globally.

¾	Achieved strong, industry-leading credit performance through our premium strategy, with stable net write-off and delinquency rates.

¾	Sustained virtual parity coverage in the U.S., with approximately 99% of credit-card accepting merchants able to accept American Express(2), and continued to grow international coverage.

¾	Generated operating leverage through our global scale as well as efficiency gains from technology and servicing.

Financial Results

2024 financial highlights include:

¾	Total revenues net of interest expense reached an all-time high of $65.9 billion, up 9% versus the prior year, or 10% on an FX-adjusted basis(1).

¾	Revenue growth was broad-based across spend, lend and fee revenues.

¾	Diluted earnings per share(3) for the full year 2024 were $14.01.
¾	$7.9 billion of capital was returned to our shareholders in the form of share repurchases and dividends.

¾	Ended the year with a Return on Equity (ROE) of 35%(4) as we delivered strong returns and maintained capital strength.

¾	1-year Total Shareholder Return (TSR) of 60% outperformed the S&P Financials Index by 30 percentage points(5).

(1)

FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes 2024 foreign exchange rates apply to 2023 results). Total revenues net of interest expense and Total loans and Card Member receivables on an FX-adjusted basis are non-GAAP measures. See Annex A for a reconciliation. Management believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company’s performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(2)	Source: Company internal data and The Nilson Report, February 2025.

(3)

Attributable to common shareholders. Represents net income less earnings allocated to participating share awards and dividends on preferred shares. Diluted earnings per share (EPS) for the year ended December 31, 2024 reflects the sale of Accertify Inc., which resulted in a gain of $0.66 per share.

(4)	Return on average equity (ROE) is calculated by dividing (i) net income for the period by (ii) average shareholders’ equity for the period.

(5)

Total Shareholder Return (TSR) is the total return on common shares over a specified period, expressed as a percentage (calculated based on the change in stock price over the relevant measurement period and assuming reinvestment of dividends). Calculated as of December 31, 2024.

• 2 2025 PROXY STATEMENT

Financial Performance Highlights

(1)

Refer to footnotes 1, 3 and 4 under “Financial Results” on page 1 for details regarding FX-adjusted information, EPS and ROE, respectively. Adjusted EPS, a non-GAAP measure, excludes the $0.66 per share impact of the gain from the sale of Accertify, Inc. recognized in the second quarter of 2024. See Annex A for a reconciliation to EPS on a GAAP basis. Management believes adjusted EPS is useful in evaluating the ongoing operating performance of the company.

How Our Compensation Program Supports Our Business Strategy

Our executive compensation program is designed to support the longevity and stability of the Company by driving long-term business outcomes, promoting strong governance practices and encouraging responsible risk-taking. This is achieved by linking individual pay with the Company’s performance on a diverse set of measures as well as financial and strategic goals. All senior executives have a large portion of compensation that is variable and covers annual and multi-year performance periods. Long-Term Incentive Awards are designed to align executives’ interests with the Company’s long-term performance using performance-based equity awards in the form of Performance Restricted Stock Units and Stock Options. Further, the Company Scorecard incentivizes performance and includes key objectives in four categories: Shareholder, Customer, Colleague and Strategic.

To support strong oversight, our Compensation and Benefits Committee approves performance goals across our categories and certifies performance outcomes.

Our executive compensation program, including compensation principles and strategy, is discussed in detail under the “Compensation Discussion and Analysis” section of this Proxy Statement.

2025 PROXY STATEMENT 3 •

Our Board of Directors

The following provides current summary information about each director nominee. Our director nominees possess a range of skills, backgrounds, experience and viewpoints that we believe are integral to an effective and well-functioning board. For more information about our director nominees, please see “Our Board Experience and Demographics Matrix” on page 6. Detailed information about each director nominee’s qualifications, experience and expertise can be found in their biographies starting on page 7.

Our Director Nominees

Name	Position	Age	Director Since	AC	CB	NGPR	R

Michael J. Angelakis	Independent Director	60	2025	∎		∎

Thomas J. Baltimore	Independent Director	61	2021		∎

John J. Brennan	Lead Independent Director	70	2017	●	∎

Theodore J. Leonsis	Independent Director	69	2010		∎	∎

Deborah P. Majoras	Independent Director	61	2022			∎	∎

Karen L. Parkhill	Independent Director	59	2020	∎			●

Charles E. Phillips	Independent Director	65	2020	∎			∎

Lynn A. Pike	Independent Director	68	2020		●

Stephen J. Squeri	Chairman & CEO	66	2018

Daniel L. Vasella	Independent Director	71	2012		∎	∎

Lisa W. Wardell	Independent Director	55	2021	∎			∎

Christopher D. Young	Independent Director	53	2018			●	∎

∎ Member ● Chair

AC	Audit and Compliance	CB	Compensation and Benefits	NGPR	Nominating, Governance and Public Responsibility	R	Risk

• 4 2025 PROXY STATEMENT

  Corporate Governance Highlights

¾ Engaged and autonomous Lead
  Independent Director with clearly
  delineated duties and responsibilities.

¾ All directors are independent except
  the Chairman.

¾ Highly skilled Board that provides a
  range of viewpoints.

¾ Annual review of optimal Board
  leadership structure for the Company.

¾ Executive sessions of the independent
  directors led by the Lead Independent
  Director at each regular in-person Board
  meeting without Management present.

¾ Executive sessions at committee meetings led by independent committee chairs without Management present.

¾ Proxy access rights. ¾ Annual election of all directors. ¾ Annual advisory vote on executive compensation.	¾ Majority voting for directors (in uncontested elections). ¾ Shareholder feedback regularly shared with the Board and its committees.	¾ Shareholders representing at least 25% of outstanding shares are able to call special meetings.

¾ Oversight of the Company’s annual
  business plan and corporate strategy,
  succession planning and risk
  management.

¾ Monitors the Company’s workplace
  culture, “tone at the top” and values.

¾ Proactive, comprehensive and
  strategic Board and senior
  Management succession planning.

¾ Annual dedicated Board meeting
  focused on Company strategy.

¾ Audit and Compliance Committee
  receives whistleblower claims, fraud

    situations and Management reports
  regarding significant ethical violations.

¾ Key Management and rising talent
  reviewed at an annual talent review.

¾ Director access to experts and
  advisors, both internal and external.

¾ The Audit and Compliance Committee
  oversees the integrity of the
  Company’s financial statements and
  legal and regulatory compliance.

¾ The Nominating, Governance and
  Public Responsibility Committee
  oversees corporate sustainability matters.

¾ The Compensation and Benefits
  Committee oversees executive
  compensation and colleague experience
  initiatives, including strategies relating to
  colleague health and well-being and key
  talent metrics.

¾ Risk-aware culture overseen by the
  Risk Committee, which also oversees
  Management’s execution of capital
  management, liquidity planning and
  resolution planning and cybersecurity
  risks.

¾ Prohibition of hedging and pledging
  transactions by directors, executive
  officers and other senior Management.

¾ Sound policy on public company
  board service.

¾ Proactive, responsive and ongoing
  shareholder engagement.

¾ Strategic succession planning resulting
  in regular Board and committee
  refreshment with a range of tenures,
  variety of experiences and perspectives.

¾ Annual review of committee charters,
  Corporate Governance Principles and
  related policies.

¾ Robust Code of Business Conduct for
  Members of the Board of Directors and
  Code of Conduct for American Express
  colleagues, each with an annual
  certification requirement.

¾ Annual written Board and committee
  performance evaluations and periodic
  evaluations conducted by an independent,
  third-party evaluator.

¾ Comprehensive clawback policies for
  senior executives.

¾ Robust annual risk assessment of
  executive compensation programs,
  policies and practices.

¾ Significant share ownership
  requirements for senior Management
  and directors.

¾ Mandatory retirement age of 72 for
  Board members.

¾ Wide-ranging and comprehensive
  director onboarding program along with
  robust continuing educational programs.

For a detailed discussion of our corporate governance framework and our director nominees, please see “Corporate Governance at American Express” beginning on page 5.

2025 PROXY STATEMENT 5 •

Corporate Governance at American Express

Item 1: Election of Directors for a Term of One Year

The Board recommends a vote FOR each of the Director Nominees.

Our Board currently has 13 members. Twelve of our directors are standing for re-election to hold office until the 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Due to his nomination to be the United States Attorney for the Southern District of New York, the Board is not renominating Walter J. Clayton III. Mr. Clayton will step down from the Board effective as of the Annual Meeting. Our Board has appointed Laureen E. Seeger, James J. Killerlane III and David A. Kanarek as proxies to vote your shares on your behalf. The proxies intend to vote for the election of each of the 12 candidates nominated by the Board unless you indicate otherwise on your proxy or voting instruction form or when you vote by telephone or online. Each candidate has consented to being named in this Proxy Statement and serving as a director, if elected. However, if any nominee is not able to serve, the Board can either nominate a different person or reduce the size of the Board. If the Board nominates another individual, the persons named as proxies may vote for that nominee.

Our Board’s Composition

Except for Mr. Squeri, our Board is comprised entirely of independent directors. As illustrated by Our Board Experience and Demographics Matrix and the director biographies starting on page 6, our Board is made up of a highly skilled group of leaders with substantial experience in their respective fields. Our Board believes that the combination of the various skills, qualifications and experiences of the director nominees contributes to an effective and well-functioning Board and that, individually and as a whole, the director nominees possess the necessary qualifications to provide effective oversight and insightful strategic guidance.

We continually review our Board’s composition to identify the skills needed for our Company both in the near term and into the future. Ongoing strategic board succession planning, along with our mandatory retirement age for directors, are designed to ensure that the Board continues to maintain an appropriate mix of objectivity, skills and experiences to provide fresh perspectives and effective oversight and guidance to Management, while leveraging the institutional knowledge and historical perspective of our longer-tenured directors. Over the next few years, certain of our current Board members will retire due to our mandatory retirement age. With this in mind, our Board has been actively engaged in succession planning and has added eight new members since 2020, including Mr. Clayton. We believe that having Board members with varying tenures allows for knowledge transfer and information sharing between our newer directors and our retiring directors and ensures an orderly and effective Board succession process over the coming years.

• 6 2025 PROXY STATEMENT

Our Board Experience and Demographics Matrix

12 Director Nominees

Experience and Skills

Audit Oversight	●	●	●			●	●	●	●	●	●	●

Brand & Marketing				●				●	●	●		●

Core Business Operations & Management (including Human Capital Management)	●	●	●	●	●	●	●	●	●	●	●	●

Financial Services & Investment Experience	●	●	●	●		●	●	●	●	●	●

Global Business	●		●	●	●	●	●		●	●	●	●

Government, Legal / Regulatory	●		●		●		●	●		●

Public Company Chief Executive Officer (CEO) Experience		●							●	●	●

Public Company Governance	●	●	●	●	●	●	●	●	●	●	●	●

Risk Management & Oversight	●	●	●		●	●	●	●	●	●	●	●

Technology & Cybersecurity	●			●	●	●	●		●			●

Demographics(1)

Gender

Male	●	●	●	●			●		●	●		●

Female					●	●		●			●

Race / Ethnicity

Black or African American		●					●				●	●

White or Caucasian	●		●	●	●	●		●	●	●

(1)	Based on self-identified characteristics.

2025 PROXY STATEMENT 7 •

Our Director Nominees

As our Board Experience and Demographics Matrix illustrates, our director nominees have a variety of skills and experiences that help the Company execute its strategy. Specifically, our director nominees hold and have held senior positions as leaders of various large, complex businesses and organizations and in government, demonstrating their ability to develop and execute significant policy and operational objectives at the highest levels. Our nominees include current and former chief executive officers, chief financial officers, chief operating officers, senior regulators and members of senior management of large, global businesses. Through these roles, our nominees have developed expertise in core business strategy, operations, finance, human capital management and leadership development, compliance, controls and risk management, as well as the skills to respond to rapidly evolving business environments and foster innovation and business transformation. Additionally, our nominees’ experience serving in government and on other public, private and non-profit boards brings valuable knowledge and expertise, including in the areas of public policy, governance, succession planning, compensation, risk management, cybersecurity, financial reporting and regulatory compliance.

Detailed biographical information for each director nominee follows. We have included career highlights, other public directorships and select professional and community contributions along with the key qualifications, experience, skills and expertise that we believe each director brings to our Board. Our Board considered all of the aforementioned attributes and the results of our annual board evaluations when deciding to re-nominate the following directors.

Michael J. Angelakis
Age: 60 Independent	Committees: Audit and Compliance Nominating, Governance and Public Responsibility
Skills:
Audit Oversight	Core Business Operations & Management	Financial Services & Investment Experience	Global Business	Government, Legal / Regulatory	Public Company Governance	Risk Management & Oversight	Technology & Cybersecurity

Mr. Angelakis’ deep knowledge and understanding of business and financial matters make him an asset to our Board.

Mr. Angelakis has been Chairman and CEO of Atairos Group, an independent strategic investment fund, since 2015. He also serves as a Senior Advisor to the Executive Management Committee of Comcast Corporation (Comcast). Prior to founding Atairos Group and Atairos Management, he served as Comcast’s Vice Chairman and CFO from 2011 to 2015 and Executive Vice President and CFO from 2007 to 2011. During that time, Mr. Angelakis was responsible for many strategic, financial, administrative and other areas within Comcast. Earlier in his career, he held roles at Providence Equity Partners, State Cable TV Corporation, Aurora Telecommunications and Manufacturers Hanover Trust Company.

Mr. Angelakis currently serves as a director, chair of the finance committee, a member of the executive committee and a member of the audit committee of Exxon Mobil Corporation; a director and chair of the nominating and corporate governance committee of Lucky Strike Entertainment; a director, a member of the nominating and corporate governance committee and a member of the compensation and human capital management committee of TriNet Group, Inc.; and a director, a member of the nominating and governance committee and a member of the finance committee of Clarivate Plc. He also serves on the boards of Arcis Golf Corporation, The Orogen Group, Aston Villa F.C. and V Sports, all of which are private companies. Previously, he served as chairman of the Federal Reserve Bank of Philadelphia and on the boards of Duke Energy, Groupon, Inc., Hewlett Packard Enterprise Company, Learfield, ProQuest LLC and Spectra Holdings, as well as a trustee of Babson College. Mr. Angelakis received his Bachelor of Arts from Babson College and is a graduate of Harvard Business School’s Owner/President Management Program.

Mr. Angelakis has indicated that he will not be standing for re-election as a director of Clarivate Plc at that company’s 2025 Annual General Meeting of Shareholders, to be held on May 7, 2025.

• 8 2025 PROXY STATEMENT

Thomas J. Baltimore
Age: 61 Independent	Committee: Compensation and Benefits
Skills:
Audit Oversight	Core Business Operations & Management	Financial Services & Investment Experience	Public Company CEO Experience	Public Company Governance	Risk Management & Oversight

Mr. Baltimore’s extensive hospitality and real estate experience, coupled with his public company CEO position, allows him to provide a valuable and diverse perspective to our Board.

Mr. Baltimore has been Chairman, President and CEO of Park Hotels & Resorts, Inc., a New York Stock Exchange (NYSE)-listed lodging real estate investment trust, since 2016. From 2011 to 2016, Mr. Baltimore was President, CEO and Director of RLJ Lodging Trust, a NYSE-listed real estate investment company.

Mr. Baltimore currently serves as an Executive Committee member of the American Hotel & Lodging Association; a director of the University of Virginia Investment Management Company; a board member of the University of Virginia McIntire School of Commerce Foundation; and a director of the Real Estate Roundtable. Mr. Baltimore is also a member of the board of directors of Park Hotels & Resorts, Inc. and Comcast Corporation. He is also a member of the compensation and human capital committee of the board of directors of Comcast Corporation. Previously, he was a member of the board of directors of AutoNation, Inc. and Prudential Financial, Inc. Mr. Baltimore received his Bachelor of Science and his Master of Business Administration degrees from the University of Virginia.

John J. Brennan
Age: 70 Lead Independent Director	Committees: Audit and Compliance (Chair) Compensation and Benefits
Skills:
Audit Oversight	Core Business Operations & Management	Financial Services & Investment Experience	Global Business	Government, Legal / Regulatory	Public Company Governance	Risk Management & Oversight

Mr. Brennan’s extensive career at The Vanguard Group, Inc. (Vanguard) provides him with the ability to understand our institutional investors’ perspectives and a deep knowledge of the financial industry’s operations and regulations, risk oversight and management and audit and reporting matters.

Mr. Brennan has been Chairman Emeritus and Senior Advisor at Vanguard, a global investment management company, since 2010. Mr. Brennan joined Vanguard in July 1982, was elected Chief Financial Officer (CFO) in 1985, President in 1989, CEO from 1996 to 2008 and Chairman of the Board from 1998 to 2009.

Mr. Brennan was Chairman of the Board of Governors of the Financial Industry Regulatory Authority; Chairman of the Board of Trustees of the University of Notre Dame; Chairman of the Vanguard Charitable Endowment Program; and Founding Trustee of the King Abdullah University of Science and Technology in Saudi Arabia. Mr. Brennan is a former Chairman of the Financial Accounting Foundation, an overseer of financial accounting and reporting standard-setting boards. Previously, he served as a member of the board of directors of General Electric Company and LPL Financial Holdings, Inc. Mr. Brennan received his Bachelor of Arts from Dartmouth College and his Master of Business Administration from Harvard University.

2025 PROXY STATEMENT 9 •

Theodore J. Leonsis
Age: 69 Independent	Committees: Compensation and Benefits Nominating, Governance and Public Responsibility
Skills:
Brand & Marketing	Core Business Operations & Management	Financial Services & Investment Experience	Global Business	Public Company Governance	Technology & Cybersecurity

Mr. Leonsis’ success as an innovator and entrepreneur allows him to identify business opportunities and drive new strategies based on changing technologies, social media and digital trends.

Mr. Leonsis founded Monumental Sports & Entertainment, LLC—one of the world’s most valuable regional sports, entertainment, media and technology companies—in 2010 and is currently the Chairman and CEO. Mr. Leonsis was Chairman of Revolution Money, Inc., which American Express acquired in January 2010. From 1994 to 2006, Mr. Leonsis held several executive positions and was Vice Chairman Emeritus of AOL LLC, a leading global ad-supported internet company. Mr. Leonsis was also an early investor in several well-known brands and companies, including Sweetgreen, Cava, Clear, DraftKings and Sportradar.

Mr. Leonsis currently serves as Chairman of the board of directors, Chair of the nominating and governance committee, a member of the audit committee and a member of the executive committee of Groupon, Inc. He also serves on the board of directors of Tempus AI, Inc. Mr. Leonsis co-founded Revolution growth—a D.C.-based venture capital company—and currently serves as a General Partner and member of the investment committee. He currently serves as the co-founder and Vice-Chairman for the Greater Washington Partnership, Advisory Board Chair for Georgetown Entrepreneurship, Chairman for the D.C. College Access Program, and Museum Council member for the National Museum of African American History and Culture (amongst many other private company and charitable boards he serves on). He received his Bachelor of Arts from Georgetown University.

Deborah P. Majoras
Age: 61 Independent	Committees: Nominating, Governance and Public Responsibility Risk
Skills:
Core Business Operations & Management	Global Business	Government, Legal / Regulatory	Public Company Governance	Risk Management & Oversight	Technology & Cybersecurity

Ms. Majoras brings decades of leadership, legal, regulatory and public policy experience to our Board.

Ms. Majoras joined Procter & Gamble Co. in 2008 and was named Chief Legal Officer and Corporate Secretary in 2010, where she served in such capacity until 2022. She was previously Chair of the Federal Trade Commission from 2004 until 2008. Ms. Majoras served as Deputy Assistant Attorney General and later Principal Deputy of the U.S. Department of Justice’s Antitrust Division from 2001 to 2003. Earlier in her career, she was an associate and partner at the law firm Jones Day LLP.

Ms. Majoras previously served on the board of directors of the Leadership Council on Legal Diversity, the Christ Hospital Health Network and the Legal Aid Society of Cincinnati, and was a member of the executive committee of the United States Golf Association. She currently serves on the boards of Brunswick Group, the University of Virginia School of Law Foundation, Westminster College and the First Tee Foundation. Ms. Majoras is a member of the board of directors, chair of the sustainability and public policy committee and a member of the nominating and corporate governance committee of Valero Energy Corporation. Ms. Majoras received her Bachelor of Arts from Westminster College and her Juris Doctor from the University of Virginia.

• 10 2025 PROXY STATEMENT

Karen L. Parkhill
Age: 59 Independent	Committees: Audit and Compliance Risk (Chair)
Skills:
Audit Oversight	Core Business Operations & Management	Financial Services & Investment Experience	Global Business	Public Company Governance	Risk Management & Oversight	Technology & Cybersecurity

Ms. Parkhill contributes her broad-ranging financial accounting expertise and banking experience to our Board.

Ms. Parkhill is the Executive Vice President and CFO of HP Inc., where she serves as a strategic advisor to the business and is responsible for leading HP’s global Finance organization and all aspects of financial operations. Prior to HP Inc., she was the Executive Vice President and CFO of Medtronic, Inc. from 2016 to 2024, the Vice Chairman and CFO of Comerica Inc. from 2011 to 2016 and the CFO of the Commercial Banking business at JP Morgan Chase and Co. from 2005 to 2011.

Ms. Parkhill previously served as a member of the International Women’s Forum, as a National Trustee for the Boys and Girls Club of America and on the board of directors of Methodist Health System. Ms. Parkhill received her Bachelor of Science from Southern Methodist University and her Master of Business Administration from the University of Chicago.

Charles E. Phillips
Age: 65 Independent	Committees: Audit and Compliance Risk
Skills:
Audit Oversight	Core Business Operations & Management	Financial Services & Investment Experience	Global Business	Government, Legal / Regulatory	Public Company Governance	Risk Management & Oversight	Technology & Cybersecurity

Mr. Phillips’ extensive career in the technology industry and financial services provides him with a valued perspective on our Board.

Mr. Phillips has been the Managing Partner and co-founder of Recognize, a technology private equity firm, since 2020. From 2010 to 2020, Mr. Phillips was the Chairman and CEO of Infor, Inc., an enterprise software application provider. Prior to that, he was President of Oracle Corporation and a Managing Director at Morgan Stanley. Mr. Phillips is a former director of the Federal Reserve Bank of New York.

Mr. Phillips currently serves as chairman of the board of directors of Apollo Theater and director of the Council on Foreign Relations. Mr. Phillips also serves as Compass, Inc.’s lead independent director, chair of its nominating and corporate governance committee and a member of its audit committee. Previously, Mr. Phillips served as a member of the board of directors of Paramount Global and Oscar Health. Mr. Phillips received his Bachelor of Science from the United States Air Force Academy, his Master of Business Administration from Hampton University and his Juris Doctor from New York University.

2025 PROXY STATEMENT 11 •

Lynn A. Pike
Age: 68 Independent	Committee: Compensation and Benefits (Chair)
Skills:
Audit Oversight	Brand & Marketing	Core Business Operations & Management	Financial Services & Investment Experience	Government, Legal / Regulatory	Public Company Governance	Risk Management & Oversight

Ms. Pike brings extensive payments and financial industry experience to our Board and has served as the Chair of the Board of American Express National Bank, our U.S. banking subsidiary, since 2019, including as co-Chair with Mr. Squeri from 2021 to 2022. Ms. Pike joined the board of American Express National Bank in 2013 and is a member of American Express National Bank’s Audit Committee and Risk and Compliance Committee.

Ms. Pike is the former President of Capital One Bank and a former member of the Capital One Executive Committee from 2007 to 2012. Previously, Ms. Pike was former President of Business Banking at Bank of America, as well as the former President of California for BOA from 2004 to 2007. Prior to that, Ms. Pike was Managing Director of Consumer Banking at FleetBoston from 2002 to 2004, prior to FleetBank’s acquisition by Bank of America in 2004.

Ms. Pike currently serves as a non-executive director, chair of the risk committee, member of the audit committee, member of the nominations and governance committee, member of the remuneration committee and member of the investment committee for Hiscox Ltd. Ms. Pike is a graduate of the Executive School of Marketing at the Fuqua School of Business at Duke University.

Stephen J. Squeri
Age: 66 Chairman and CEO since 2018	Committees: None
Skills:
Audit Oversight	Brand & Marketing	Core Business Operations & Management	Financial Services & Investment Experience	Global Business	Public Company CEO Experience	Public Company Governance	Risk Management & Oversight	Technology & Cybersecurity

Mr. Squeri has been Chairman and CEO of American Express Company since 2018. As Chairman and CEO, Mr. Squeri has a unique perspective and has demonstrated leadership qualities and management capabilities to drive the long-term success of the Company.

Mr. Squeri has held many positions during his 39 years at American Express, including Vice Chairman of American Express Company, Group President of Global Corporate Services, Group President of Global Services and Executive Vice President and Chief Information Officer.

Mr. Squeri is chairman of the Board of Trustees for Manhattan College, a member of the Board of Governors for Monsignor McClancy Memorial High School, a Trustee for the Valerie Fund and a member of the Board of Overseers for the Memorial Sloan Kettering Cancer Center. He is a member of the Business Roundtable, the Business Council and the American Society of Corporate Executives. Mr. Squeri received his Bachelor of Science and his Master of Business Administration from Manhattan College.

• 12 2025 PROXY STATEMENT

Daniel L. Vasella
Age: 71 Independent	Committees: Compensation and Benefits Nominating, Governance and Public Responsibility
Skills:
Audit Oversight	Brand & Marketing	Core Business Operations & Management	Financial Services & Investment Experience	Global Business	Government, Legal / Regulatory	Public Company CEO Experience	Public Company Governance	Risk Management & Oversight

Dr. Vasella brings to the Board his deep experience leading a highly regulated global business, as well as a global perspective.

Dr. Vasella has been an Honorary Chairman of Novartis AG since 2013. Prior to that, Dr. Vasella served as Chairman of Novartis from 1999 to 2013 and as CEO from 1996 to 2010. From 1992 to 1996, Dr. Vasella held the positions of CEO, Chief Operating Officer, Senior Vice President, Head of Worldwide Development and Head of Corporate Marketing at Sandoz Pharma Ltd.

Dr. Vasella is a foreign honorary member of the Academy of Arts and Sciences and a former trustee of the Carnegie Endowment for International Peace. Dr. Vasella is a director, member of the nominating and corporate governance committee and member of the compensation committee at PepsiCo, Inc. He also served as a director of SciClone Pharmaceuticals, Inc. Dr. Vasella received his Doctorate of Medicine from the University of Bern in Switzerland and attended Harvard University’s Program for Management Development.

Lisa W. Wardell
Age: 55 Independent	Committees: Audit and Compliance Risk
Skills:
Audit Oversight	Core Business Operations & Management	Financial Services & Investment Experience	Global Business	Public Company CEO Experience	Public Company Governance	Risk Management & Oversight

Ms. Wardell brings her extensive senior leadership and global management experience to our Board.

Ms. Wardell is the former Executive Chairman of Adtalem Global Education, Inc., a position she held from 2021 to 2022. Prior to that Ms. Wardell was the Chairman and CEO of Adtalem Global Education, Inc. from 2016 to 2021. From 2004 to 2016, Ms. Wardell was Executive Vice President and Chief Operating Officer for The RLJ Companies.

Ms. Wardell serves as a member of the boards of directors of Adtalem Global Education, Inc., and Univar Solutions, a privately owned chemical distribution company. Ms. Wardell is currently a member of the Business Council and the Executive Leadership Council and a director of the Economic Club of Chicago. Previously, she served on the boards of Lowe’s Companies and G-lll Apparel Group, Ltd. Ms. Wardell received her Bachelor of Arts from Vassar College, her Juris Doctor from Stanford University and her Master of Business Administration from the University of Pennsylvania.

2025 PROXY STATEMENT 13 •

Christopher D. Young
Age: 53 Independent	Committees: Nominating, Governance and Public Responsibility (Chair) Risk
Skills:
Audit Oversight	Brand & Marketing	Core Business Operations & Management	Global Business	Public Company Governance	Risk Management & Oversight	Technology & Cybersecurity

Mr. Young has deep cybersecurity expertise and experience in national security and emergency preparedness.

Mr. Young was previously the Executive Vice President – Business Development, Strategy and Ventures of Microsoft Corp. from 2020-2025. From 2017 to 2020, he was the CEO of McAfee, LLC, one of the world’s leading independent cybersecurity companies. Prior to that, Mr. Young was a Senior Vice President and General Manager at Intel Security Group, where he led the initiative to spin out McAfee, LLC. Previously, he led cybersecurity efforts at Cisco, RSA (a division of Dell EMC) and AOL. Mr. Young also led end-user computing at VMware and co-founded the company Cyveillance.

Mr. Young is a former member of the Cybersecurity & Infrastructure Security Agency Cybersecurity Advisory Committee and a former member of the President’s National Security Telecommunications Advisory Committee. He is a former director for the non-profit Cyber Threat Alliance and a former member of the Board of Trustees of Princeton University. Previously, Mr. Young served as a member of the board of directors of Snap Inc. and Rapid7, Inc. Mr. Young received his Bachelor of Arts from Princeton University and his Master of Business Administration from Harvard University.

• 14 2025 PROXY STATEMENT

Ideal Director Nominee Attributes

The Nominating, Governance and Public Responsibility Committee assesses potential candidates based on their history of achievement, the breadth of their business experiences, whether they bring specific skills or expertise in areas that the committee has identified as desired and whether they possess personal attributes and experiences that will contribute to the sound functioning of our Board. When reviewing potential director nominees, the Nominating, Governance and Public Responsibility Committee seeks to achieve a mix of directors with a variety of skills, backgrounds, experience and viewpoints and does not discriminate on any basis. Specifically, we seek individuals who:

¾	have established records of significant accomplishment in leading global businesses and large, complex organizations.

¾	have achieved prominence in their fields and possess skills or significant experience in areas of importance to our business strategy and expected future business needs.
¾	possess integrity, independence, energy, forthrightness, strong analytical skills and the commitment to devote the necessary time and attention to the Company’s affairs.

¾	demonstrate they can constructively challenge and stimulate Management and exercise sound judgment.
¾	demonstrate a willingness to work as part of a team in an atmosphere of trust and candor and a commitment to represent the interests of all shareholders rather than those of a specific constituency.

¾	will contribute to the skills, experience and backgrounds on our Board.

Process for Identifying and Adding New Directors

The Nominating, Governance and Public Responsibility Committee uses a professional search firm to help identify, evaluate and conduct due diligence on potential director candidates. A professional search firm supports the committee in conducting a broad search of potential candidates. The committee also maintains an ongoing list of potential candidates and considers recommendations made by the Board’s independent directors.

In addition, the Nominating, Governance and Public Responsibility Committee considers shareholder recommendations for director candidates and applies the same standards in considering candidates submitted by shareholders as it does in evaluating other candidates. Shareholders can recommend candidates by writing to the Nominating, Governance and Public Responsibility Committee in care of the Company’s Corporate Secretary and Chief Governance Officer, whose contact information is on page 31. Shareholders who wish to submit nominees for election at an annual or special meeting of shareholders should follow the procedure described on page 96.

The Nominating, Governance and Public Responsibility Committee identifies and adds new directors using the following process:
COLLECT CANDIDATE POOL
Independent search firms.
Independent director recommendations.
Shareholder recommendations.
HOLISTIC CANDIDATE REVIEW

Potential candidates are comprehensively reviewed and the subject of rigorous discussion during Nominating, Governance and Public Responsibility Committee
meetings and Board meetings.

The candidates that emerge from this process are interviewed by members of the Nominating, Governance and Public Responsibility
Committee and other Board members, including the Chairman and Lead Independent Director.

During these meetings, directors assess candidates on the basis of their skills and experience, their personal attributes and their expected contribution to the skills, experiences and
backgrounds on our Board.
Extensive due diligence is conducted by third parties, including soliciting feedback from other directors and applicable persons outside the Company.
RECOMMENDATION TO THE BOARD
The Nominating, Governance and Public Responsibility Committee presents qualified candidates to the Board for review and approval.

2025 PROXY STATEMENT 15 •

Director Onboarding

The Company maintains a comprehensive director onboarding program. The Company’s director onboarding program is individually tailored to take into account a director’s prior experience and background and includes one-on-one meetings with various members of our senior Management. Our onboarding process is regularly updated and focuses on introducing new directors to our business and senior Management, as well as facilitating integration on the Board.

Our Board Evaluation Process

Our Board continually seeks to improve its performance. Our Lead Independent Director has regular one-on-one discussions with our Board members and conveys their feedback on an ongoing basis to our Chairman. Separately, our Chairman, Chief Legal Officer and Corporate Secretary and Chief Governance Officer each routinely communicates with our Board members to obtain real-time feedback.

Our Nominating, Governance and Public Responsibility Committee oversees the formal annual evaluation process of the effectiveness of our Board and its standing committees. Conducting a robust annual evaluation process allows the Board to assess its performance and practices and identify areas for improvement. As part of the evaluation process, our Board analyzes and assesses the performance of both the Chairman and the Lead Independent Director, as well as the culture of the Board.

In 2024, our Board engaged an independent third-party evaluation firm to supplement the Board’s annual evaluation process. Our Board intends to periodically engage an independent third-party evaluation firm as a best practice.

We believe that this continuous feedback cycle, along with the formal annual evaluation process, contributes to the overall functioning and ongoing effectiveness of our Board.

• 16 2025 PROXY STATEMENT

Below is a summary of our Board evaluation process:

The process, including the evaluation method, is reviewed annually by the Nominating, Governance and Public Responsibility Committee.

Written questionnaires are used for the Board and each standing committee and are updated and tailored each year to address the significant processes that drive Board effectiveness. Each director completes a written questionnaire on an unattributed basis for the Board and for each committee on which they serve. The questionnaires include open-ended questions and space for candid commentary.

Reports are produced summarizing the written questionnaires, which include all responses and highlight year-over-year trends.

All comments are unattributed, included verbatim and shared with the full Board and each applicable committee.

The Chair of the Nominating, Governance and Public Responsibility Committee leads a discussion of the written Board and committee evaluation results at the Board level. Separately, each committee chair leads a discussion of the applicable written committee evaluation at each committee meeting and reports on their discussions to the full Board.

Directors also deliver feedback to the Lead Independent Director and Chairman of the Board and suggest changes and areas for improvement.

¾	Streamlined Board committee structure and meeting cadence.

¾	Scheduled offsite Board meetings in conjunction with Company site visits.

¾	Director onboarding program was modified and enhanced.

¾	Management with varying degrees of seniority presents to the Board and its committees.

¾	Information and materials regularly provided to directors continue to evolve to alleviate “information overload” and to enable directors to focus on the key data and relevant issues.

¾	Format of Board meetings has been updated to enable more time for director discussion with and without the CEO present.

¾	Number of informal meetings between directors and key executives has been increased.

¾	Increased time for director-only gatherings.

¾	Director education and presentations on emerging risk areas, compliance, corporate governance, industry disruptors and competitors from outside advisors and experts, including outside counsel, external auditors, independent compensation consultants, regulators and investors.

¾	Board members added with expertise in areas critical to the Company’s business strategy and operations.

¾	Added topics to Board agendas as suggested by directors.

  Our annual Board evaluations

  cover several areas, including the

  following:

Board efficiency and overall effectiveness.

Board and committee structure.

Board and committee composition.

Satisfaction with the performance of the Chairman.

Satisfaction with the performance of the Lead Independent Director.

Board member access to the Lead Independent Director, CEO and other members of senior Management.

Quality of Board discussions and balance between presentations and discussion.

Quality and clarity of materials presented to directors.

Board and committee information needs.

Satisfaction with Board agendas and the frequency and format of meetings and time allocations.

Areas where directors want to increase their focus.

Board dynamics and culture.

Board and committee access to experts and advisors.

Satisfaction with the format of the evaluation.

Satisfaction with the flow of information from Management.

Satisfaction with the reports on committee activities to ensure committees are properly fulfilling their responsibilities.

Providing the necessary information, training, resources and tools needed to ensure effective oversight.

Identifying topics and areas that should receive more attention or focus.

2025 PROXY STATEMENT 17 •

Our Board Leadership Structure

Our Board is led by Mr. Brennan, our Lead Independent Director, and Mr. Squeri, our Chairman and CEO. We believe that strong independent leadership is essential for our Board to effectively perform its primary oversight functions and constructively challenge Management. We also believe it is critically important for our Board to retain flexibility to determine its leadership structure based on the particular composition of the Board, the individuals serving in leadership positions, the needs and opportunities of the Company as they change over time and considerations such as continuity of leadership, sound succession planning and the additional factors described below.

The Board believes that a combined Chairman and CEO role allows the Company to effectively convey its business strategy and core values to shareholders, customers, colleagues, regulators and the public in a single, consistent voice. The Board also recognizes the necessity of having a strong Lead Independent Director with a clearly defined role and set of responsibilities (as detailed below) where there is a combined Chairman and CEO or where the Chairman is not independent. Their leadership is supplemented by engaged and expert committee chairs along with independent-minded, skilled and committed directors.

Our Board and Nominating, Governance and Public Responsibility Committee recently completed their annual review of the Board’s leadership structure, and the independent directors re-elected Mr. Brennan as Lead Independent Director, a position he has held since September 2021. The annual Board leadership review considered how Mr. Brennan’s past experience enables him to perform the duties set forth below as Lead Independent Director as well as the insightful, effective and sound leadership provided by Mr. Brennan. The annual Board leadership review also considers the tangible benefits to the Company of having a Chairman and CEO with an operational focus and extensive Company experience given the global and complex nature of our business. In addition, the review also considered how the Company’s robust corporate governance practices combined with the Board’s current leadership structure helps to ensure both clear, strategic alignment throughout the Company and independent oversight of Management. Taking all of this into account, our Board continues to believe that our current structure, led by Messrs. Brennan and Squeri, allows the Board to focus on key strategic, policy and operational issues, provides critical and effective leadership (both internally and externally) and creates an environment in which the Board can work effectively and appropriately challenge Management, all of which we believe will benefit the long-term interests of our shareholders.

Strong Lead Independent Director with Defined Role and Responsibilities

The Board recognizes that, where the positions of Chairman and CEO are combined, a strong Lead Independent Director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership. Our Lead Independent Director facilitates Board discussions on key issues and concerns outside of Board meetings, including risk oversight and management, financial performance and strategic initiatives. Additionally, our Lead Independent Director seeks to ensure that the independent directors effectively challenge Management, including with respect to overseeing risk, maintaining an effective internal controls framework and effectively implementing the Company’s strategy consistent with its risk appetite.

Mr. Brennan, the Board’s Lead Independent Director, has been a member of the Board since 2017. During his tenure as a Board member, Mr. Brennan has established strong and effective working relationships with his fellow directors and garnered their trust and respect. Furthermore, he has demonstrated strong leadership skills, independent thinking and a deep understanding of our business. Mr. Brennan chairs the Audit and Compliance Committee and is a member of the Compensation and Benefits Committee. He was the Chair of the Risk Committee until his election as Lead Independent Director in September 2021 and regularly attends Risk Committee and Nominating, Governance and Public Responsibility Committee meetings as an observer.

The position of Lead Independent Director at American Express comes with a clear mandate and significant authority and responsibilities that are detailed below and can be found in our Board-approved Corporate Governance Principles. Mr. Brennan fulfills these responsibilities in his role as Lead Independent Director.

Preside at all meetings of the Board at which the Chairman is not present, including the executive sessions of the independent directors, and apprise the Chairman of the issues considered and decisions reached at those sessions.

Call additional meetings of the independent directors as needed.

Lead the Board in putting forth its expectations for “tone at the top.”

Meet regularly with the Chairman and serve as a liaison between the Chairman and the independent directors.

Facilitate effective and candid communication to optimize Board performance.

Coordinate with the Chair of the Nominating, Governance and Public Responsibility Committee (as needed) to recruit and interview qualified candidates for the Board.

• 18 2025 PROXY STATEMENT

Lead the annual evaluation of the Chairman and CEO and, together with the Chair of the Nominating, Governance and Public Responsibility Committee, the evaluation of the performance and effectiveness of the Board.

Advise the Chairman of the Board’s informational needs, participate in the setting of Board meeting agendas, including requesting the inclusion of additional agenda items at his or her discretion, and review and approve the types of information sent to the Board.

Review and approve the schedule of Board meetings to ensure that the appropriate items are being discussed and that there is sufficient time for discussion of all agenda items.

Monitor and coordinate with the Chairman on appropriate governance issues and developments.

Be available as appropriate for consultation and direct communication with major shareholders.

Advise and meet with the Chairs of each committee of the Board as needed to assist with the fulfillment of each such committee Chair’s responsibilities to the Board.

Consult with the Chair of the Nominating, Governance and Public Responsibility Committee and the Board on succession planning and appointments for each committee of the Board.

Our Lead Independent Director may identify risk-related issues for the Board to consider and discuss, in consultation with the CEO, as appropriate. In addition, all Board members are encouraged to propose the inclusion of additional Board agenda items that they deem necessary or appropriate in carrying out their duties. All Board members have direct access to the Chairman and to the Lead Independent Director.

Our Board’s Primary Role and Responsibilities, Structure and Processes

Our Board bears the responsibility for the oversight of Management on behalf of our shareholders in order to ensure long-term value creation. The Board, as a whole, is responsible for risk oversight at the Company and fulfills this responsibility through its committees and its oversight of Management. This approach allows the Board to draw upon the experience and judgment of all directors in understanding and overseeing the Company’s risks. In that regard, the primary responsibilities of our Board include, but are not limited to (i) oversight of the Company’s annual business plan and development of the Company’s strategy, including strategic objectives for the Company’s businesses, (ii) ongoing succession planning and talent management, including the review of the results of the Company’s Annual Colleague Experience Survey and (iii) oversight of risk management, including overseeing the development of the Company’s risk appetite.

2025 PROXY STATEMENT 19 •

How Our Board Oversees Our Annual Business Plan and Corporate Strategy

Our Board is responsible for overseeing the development of the Company’s strategy, which articulates the Company’s strategic objectives for its businesses, helps establish and maintain an effective risk management structure and control function and provides direction to senior Management to determine which business opportunities to pursue. At the beginning of each year, our senior Management presents our consolidated annual business plan to the Board, and the Board discusses the Company’s results relative to the plan periodically throughout the year. The Board holds senior Management accountable for effectively implementing the Company’s strategy consistent with its risk appetite, while maintaining an effective risk management framework and system of internal controls. Each year, the Board holds a strategy meeting to conduct a deep dive into the Company’s strategic goals, timeline to achieve these goals and execution plans.

How Our Board Engages in Ongoing CEO and Key Executive Succession Planning

Our Board ensures that we have the right Management talent to pursue our strategies successfully.

Our Board calendar includes at least one meeting each year at which the Board conducts a detailed talent review, which includes a review of the Company’s talent strategies, leadership pipeline and succession plans for key executive positions.

The entire Board is involved in the critical aspects of the CEO succession planning process, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates and making key Management succession decisions. Succession and development plans are regularly discussed with the CEO as well as without the CEO present in executive sessions of the Board. The Board makes sure that it has adequate opportunities to meet with and assess development plans for potential CEO and senior Management successors to address identified gaps in skills and attributes. This occurs through various means, including Management attendance at Board meetings, informal meetings and Board dinners, Management presentations to the Board and committees and the comprehensive annual talent review by the Board. In addition, the Board has developed and approved an emergency CEO succession plan. The Board also oversees Management’s succession planning for other key executive positions.

Additionally, we believe that maintaining our strong workplace culture, adhering to our Blue Box Values and ensuring that our people feel respected, valued, recognized and backed will help us attract, retain and develop the right talent to lead the Company and successfully execute our corporate strategy. The Board reviews several colleague development, compensation and wellness programs each year, in addition to the detailed results of the Company’s Annual Colleague Experience Survey. Our Annual Colleague Experience Survey is an opportunity for colleagues to share their feedback about the work environment and culture at the Company and helps us better understand colleague sentiment across several aspects of their experience including leadership, engagement, work life, risk and controls, career development and well-being. Please see page 36 for additional information about how we support our colleagues with a compelling value proposition.

• 20 2025 PROXY STATEMENT

How Our Board Oversees Risk Management

Board of Directors

We are committed to Board-level oversight of risk management. Our Board monitors our “tone at the top” and risk culture and is responsible for overseeing emerging and strategic risks. Our CEO and other members of senior Management regularly report to the Board and its committees to discuss short-term, intermediate-term and long-term risks, including credit risk, market risk, funding and liquidity risk, compliance risk, operational risk (including, but not limited to, conduct risk), reputational risk, country risk, model risk, strategic and business risk and emerging risks. These reports assist in the Board’s oversight of risk management and the ongoing evaluation of management controls. Risk management is primarily overseen by our Board through three Board committees: Risk, Audit and Compliance, and Compensation and Benefits. Each committee consists entirely of independent directors and provides regular reports to the Board regarding matters reviewed at their committee. The committees meet regularly in executive sessions with our CFO, Chief Legal Officer, Chief Risk Officer, Chief Compliance Officer, Chief Audit Executive, and other members of senior Management with regard to our risk management processes, controls, talent and capabilities. The Board believes that these meetings help promote an effective, ongoing risk dialogue between the Board and Management. Additionally, from time to time, the Board and Management engage with outside advisors and experts to provide insights with regard to proper oversight over the risk management process and for external perspectives on trends and risks facing the Company.

Mr. Brennan, the Lead Independent Director, brings his extensive experience to bear in connection with the Board’s role in risk oversight. Mr. Brennan chairs the Audit and Compliance Committee and is a member of the Compensation and Benefits Committee. He was the Chair of the Risk Committee until his election as Lead Independent Director in September 2021 and regularly attends Risk Committee and Nominating, Governance and Public Responsibility Committee meetings as an observer. In addition, Mr. Brennan has deep experience in identifying, assessing and managing the risk exposures of a large, complex financial firm in a highly regulated sector as a result of his prior experience as Chairman, CEO and CFO of Vanguard, one of the largest investment companies in the world focused on consumer-oriented products and services. The Company is required under the Federal Reserve’s “Enhanced Prudential Standards” to have a stand-alone Risk Committee, which must include at least one member with “experience in identifying, assessing and managing risk exposures of large, complex financial firms.” The Risk Committee is chaired by Ms. Parkhill, who brings a wealth of risk management experience as a public company CFO for the past 13 years in a number of industries, including technology, banking and healthcare. She currently serves as the Executive Vice President and CFO of HP Inc., where she is responsible for leading all aspects of the company’s financial operations, including critical control functions. Additional members of the Risk Committee have extensive experience overseeing technology, cyber, legal, compliance, liquidity, credit, reputational and other risks faced by the Company.

We believe that our current Board leadership structure and risk management committee structure facilitates effective oversight and management over key risk areas. The following graphic illustrates our risk management committee governance structure, as further detailed below.

2025 PROXY STATEMENT 21 •

Risk Committee

Provides oversight of our enterprise risk management framework, processes and methodologies. Approves our Enterprise Risk Management policy, which covers risk governance, risk oversight and risk appetite, including credit risk (both individual and institutional), operational risk (e.g., operations and process, legal, conduct, third-party, information technology, information security, data management, privacy and people risks), compliance risk, reputational risk, market risk, funding and liquidity risk, model risk, strategic and business risk and country risk and guides the monitoring of emerging risks. Our Enterprise Risk Management policy:

¾	Defines the authorized risk limits to control exposures within our risk capacity and risk tolerance, including stressed forward-looking scenarios.

¾

Establishes principles for risk-taking in the aggregate and for each risk type, and is supported by a comprehensive system for monitoring performance (including limits and escalation triggers) and assessing control programs.

Reviews and concurs with the appointment, replacement, performance and compensation of our Chief Risk Officer.

Receives regular updates from the Chief Risk Officer on key risks and exposures.

Receives reports on cybersecurity and related risks at least twice a year.

Reviews our risk profile against the tolerances specified in the Risk Appetite Framework, including significant risk exposures, risk trends in our portfolios and major risk concentrations.

Provides oversight of Management’s compliance with regulatory capital and liquidity standards and our Internal Capital Adequacy Assessment process, including the Comprehensive Capital Analysis and Review (CCAR) submissions.

Monitors the quality and effectiveness of the Company’s technology security, data privacy and disaster recovery capabilities.

Audit and Compliance Committee

Assists the Board in its oversight responsibilities relating to the integrity of our annual and quarterly consolidated financial statements and financial reporting process, internal and external auditing, including the qualifications and independence of the Company’s independent registered public accounting firm and the performance of our internal audit services function, and the integrity of our systems of internal control over financial reporting and legal and regulatory compliance.

Provides oversight of our Internal Audit Group.

Periodically reviews and discusses with Management and the Company’s independent registered public accounting firm the Company’s accounting policies, critical accounting estimates and critical auditing matters.

Periodically reviews with Management the Company’s disclosure controls and procedures and Management’s conclusions about the efficacy of such disclosure controls and procedures.

Reviews and concurs in the appointment, replacement, performance and compensation of our Chief Audit Executive and approves our Internal Audit Group’s annual audit plan, charter, policies, budget and overall risk assessment methodology.

Receives regular updates on the status of the audit plan and results including significant reports issued by our Internal Audit Group and the status of our corrective actions.

Receives regular updates from the Chief Compliance Officer and reviews and approves our compliance policies, which include our Compliance Risk Tolerance Statement.

Reviews the effectiveness of our Corporate-wide Compliance Risk Management Program.

Appoints, replaces, reviews and evaluates the qualifications of the Company’s independent registered public accounting firm.

Establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Receives and discusses whistleblower claims, fraud situations and reports from Management regarding significant ethics violations under the Company’s Code of Conduct and other corporate governance policies.

Receives and discusses reports from Management concerning significant operating and control issues identified in internal audit reports, Management letters and significant regulatory authorities’ examination reports pertaining to the Company and Management responses, and regarding the status of any significant special investigations concerning operating and control issues.

• 22 2025 PROXY STATEMENT

Compensation and Benefits Committee

Works with the Chief Colleague Experience Officer and the Chief Risk Officer to ensure our overall compensation programs, as well as those covering our business units and risk-taking employees, appropriately balance risk with business incentives and that business performance is achieved without taking imprudent or excessive risk.

¾	Our Chief Risk Officer is actively involved in setting risk goals, including for our business units.

¾	Our Chief Risk Officer also reviews the current and forward-looking risk profiles of each business unit and provides input into performance evaluations.

¾	Our Chief Risk Officer meets with the committee and attests as to whether performance goals and results have been achieved without taking imprudent risks.

Uses a risk-balanced incentive compensation framework to decide on our bonus pools and the compensation of senior executives.

Approves the charter of, and receives reports from, Management’s Risk Performance & Incentive Review Committee, which reviews whether certain risk outcomes warrant downward adjustment to incentive compensation.

Nominating, Governance and Public Responsibility Committee

Assists the Board in providing oversight of corporate governance matters consistent with the long-term best interests of the Company and its shareholders, including as to opportunities and risks related to corporate governance structure and practices, matters pertaining to CEO and key senior management succession, and the Company’s Related Person Transaction Policy.

Reviews the Company’s practices and positions relating to public policy and governance issues that may impact the Company’s reputation, and the manner in which the Company conducts its government relations and political contributions activities.

Cybersecurity Oversight and Risk Management

We maintain an information security and cybersecurity program and a cybersecurity governance framework that are designed to protect our information systems against cybersecurity risks. Information security and cybersecurity risk is an operational risk that is measured and managed as part of our operational risk framework. Operational risk is incorporated into our comprehensive Enterprise Risk Management (ERM) program, which we use to identify, aggregate, monitor, report and manage risks. Our Board receives an update on cybersecurity at least once a year and our Risk Committee receives reports on cybersecurity at least twice a year, including in at least one joint meeting with the Audit and Compliance Committee, and our Board and these committees all receive ad hoc updates as needed. In addition, the Risk Committee annually approves the Company’s Technology Risk and Information Security (TRIS) program described below.

Our TRIS program, which is our enterprise information security and cybersecurity program incorporated in our ERM program and led by our Chief Information Security Officer, is designed to (i) ensure the security, confidentiality, integrity and availability of our information and information systems; (ii) protect against any anticipated threats or hazards to the security, confidentiality, integrity or availability of such information and information systems; and (iii) protect against unauthorized access to or use of such information or information systems that could result in substantial harm or inconvenience to us, our colleagues or our customers. The TRIS program is built upon a foundation of advanced security technology, employs a highly trained team of experts and is designed to operate in alignment with global regulatory requirements. The program deploys multiple layers of controls, including embedding security into our technology investments, designed to identify, protect, detect, respond to and recover from information security and cybersecurity incidents. Those controls are measured and monitored by a combination of subject matter experts and a security operations center with integrated cyber detection, response and recovery capabilities. Cybersecurity risks related to third parties are managed as part of our Third-Party Management Policy, which sets forth the procurement, risk management and contracting framework for managing third-party relationships commensurate with their risk and complexity.

2025 PROXY STATEMENT 23 •

TRIS Program Highlights

We have a Cyber Crisis Response Plan in place that provides a documented framework for handling high-severity security incidents and facilitates coordination across multiple parts of the Company.

We invest in threat intelligence and are active participants in industry and government forums.

We collaborate with our peers in the areas of threat intelligence, vulnerability management and incident response and drills.

We routinely perform simulations and drills at both a technical and management level.

We incorporate external expertise and reviews in our program.

Colleagues receive annual cybersecurity awareness training.

We continuously assess the risks and changes in the cyber environment and adjust our program and investments as appropriate. For more information on our cybersecurity risk management, strategy and governance, see “Item 1C. Cybersecurity” in our 2024 Annual Report on Form 10-K.

Management Oversight of Risk

While our Board is responsible for risk oversight, Management is responsible for assessing and managing the Company’s risks, as well as providing appropriate risk reporting and information to the Board. We use our comprehensive ERM program to identify, aggregate, monitor, measure, report and manage risks. The program also defines our risk appetite, governance, culture and capabilities. The implementation and execution of the ERM program is headed by our Chief Risk Officer.

There are several internal Management committees, including the Enterprise Risk Management Committee (ERMC), chaired by our Chief Risk Officer. The ERMC is the highest-level management committee to oversee all firm-wide risks and is responsible for risk governance, risk oversight and risk appetite. It maintains the enterprise-wide Risk Appetite Framework and monitors compliance with limits and escalations defined therein. The ERMC oversees implementation of certain risk policies Company-wide. The ERMC reviews key risk exposures, trends and concentrations, as well as significant compliance matters, and provides guidance on the steps to monitor, control and report major risks. In addition, the Asset Liability Committee, chaired by our CFO, is responsible for managing our capital, funding and liquidity, investment, market risk and asset/liability activities in accordance with our policies and in compliance with applicable regulatory requirements. The Credit Reserves Committee, co-chaired by our CFO and Chief Credit Officer, oversees the measurement and financial recognition of the Company’s balance sheet-related reserves for credit losses.

As defined in the ERM policy, we follow the “three lines of defense” approach to risk management. The first line of defense comprises functions and management committees directly initiating risk-taking. Our CEO, business unit presidents and our CFO are part of the first line of defense. The second line of defense comprises independent functions overseeing risk-taking activities of the first line. The Chief Risk Officer, the Chief Compliance Officer, the Chief Operational Risk Officer and certain control groups, both at the enterprise level and within regulated entities, are part of the second line of defense. The global risk oversight team oversees the policies, strategies, frameworks, models, processes and capabilities deployed by the first line teams and provides challenges and independent assessments on how the first line of defense is managing risks. Our Internal Audit Group constitutes the third line of defense and provides independent assessments and effective challenge of the first and second lines of defense.

Our Board Committees

Our 2024 Board standing committee membership information is listed on the following pages. Effective March 3, 2025, our Board approved revisions to the membership of our standing committees (see page 3 for our Board’s current committee membership). Each current member of our standing committees and each member in 2024 was independent and fulfilled the requirements applicable to each committee on which he or she served.

• 24 2025 PROXY STATEMENT

Board Committee Responsibilities

Audit and Compliance Committee

COMMITTEE HIGHLIGHTS	8 Meetings in 2024	2024 Members Thomas J. Baltimore John J. Brennan Walter J. Clayton III (Chair) (joined March 6, 2024) Ralph de la Vega (until March 6, 2024) Karen L. Parkhill Lisa W. Wardell (joined March 6, 2024)	Independence and financial literacy Each member of the committee is independent and financially literate.	Audit Committee Financial Experts Messrs. Brennan and Clayton and Mses. Parkhill and Wardell each meet the requirements as defined by SEC rules.

Role and Responsibilities

¾ Assists the Board in its oversight of the integrity of our consolidated financial statements, related financial reporting processes, and internal and external auditing, including the qualifications and the independence of the independent registered public accounting firm; the performance of the Company’s Internal Audit Group services function; the integrity of our systems of internal control over financial reporting; and legal and regulatory compliance. See page 41 under “Report of the Audit and Compliance Committee” for additional information regarding the duties of the committee with respect to oversight of our financial reporting process.

¾ Appoints, replaces, reviews and evaluates the qualifications of the Company’s independent registered public accounting firm.

¾ Oversees the process for the receipt, retention and treatment, on a confidential basis, of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

¾ Reviews and approves the Company’s Corporate-Wide Compliance Risk Management Policy and Global Anti-Money Laundering Policy.

¾ Reviews the Company’s Annual Compliance Plan and management actions on significant compliance matters.

¾ Reviews and assesses the Company’s Code of Conduct and the Code of Business Conduct for Members of the Board of Directors, approves any substantive updates thereto and recommends such substantive updates for approval by the Board.

¾ Reviews and discusses reports from Management regarding significant reported ethics violations under our Code of Conduct and other corporate governance policies.

¾ Meets regularly in executive session with Management, including with the Company’s CFO, Chief Legal Officer, Chief Compliance Officer and Chief Audit Executive, and also with the lead engagement partner from the Company’s independent registered public accounting firm.

Please see “How our Board Oversees Risk Management” on page 20 for additional information regarding the activities of the Audit and Compliance Committee.

Compensation and Benefits Committee

COMMITTEE HIGHLIGHTS	5 Meetings in 2024

2024 Members

John J. Brennan (Chair)

Peter Chernin (until March 6, 2024)

Ralph de la Vega (until March 6, 2024)

Theodore J. Leonsis

Charles E. Phillips (joined March 6, 2024)

Lynn A. Pike

Daniel L. Vasella

Independence Each member of the committee is independent.

Role and Responsibilities

¾ Oversees the compensation of our executive officers and designated key employees.

¾ Oversees our colleague compensation plans and arrangements and benefit plans.

¾ Approves an overall compensation philosophy and strategy for the Company and its executive officers, including the selection of performance measures that appropriately balance risk with business objectives, and the review of our compensation practices so business performance is achieved without taking imprudent or excessive risk, with appropriate input from the Company’s Chief Risk Officer and the Management-level Risk Performance and Incentive Review Committee.

¾ Evaluates potential conflicts of interest with respect to its advisors.

¾ Reviews key colleague experience initiatives and programs including strategies relating to key talent metrics, health and wellbeing and such other matters as the committee deems appropriate from time to time.

¾ Reviews, approves and administers any clawback policy or provisions allowing the Company to recoup or otherwise recover the compensation paid or payable to the executive officers and key employees of the Company.

Please see “How our Board Oversees Risk Management” on page 20 for additional information regarding the activities of the Compensation and Benefits Committee.

Compensation and Benefits Committee Interlocks and Insider Participation

Neither any current member of the committee nor any person who served as a member of the committee during the last fiscal year is a former or current officer or employee of the Company or any of its subsidiaries. Neither any current member of the committee nor any person who served as a member of the committee during the last fiscal year has any relationship required to be disclosed under this caption under the rules of the SEC.

2025 PROXY STATEMENT 25 •

Nominating, Governance and Public Responsibility Committee

COMMITTEE HIGHLIGHTS	5 Meetings in 2024	2024 Members Peter Chernin (until March 6, 2024) Walter J. Clayton III (joined March 6, 2024) Theodore J. Leonsis Deborah P. Majoras Daniel L. Vasella Christopher D. Young (Chair)	Independence Each member of the committee is independent.

Role and Responsibilities

¾ Considers and recommends candidates for election to the Board, consistent with criteria approved by the Board.

¾ Provides oversight of and advice with respect to corporate governance matters at the Company consistent with the long-term best interests of the Company and its shareholders.

¾ Advises the Board on non-Management director compensation.

¾ Oversees the annual performance evaluation process for the Board and Board committees, including establishing criteria for evaluating their performance.

¾ Advises the Board on Board leadership.

¾ Considers feedback from shareholders regarding governance practices.

¾ Administers the Related Person Transaction Policy.

¾ Supports the Board with respect to CEO and Management succession planning.

¾ Reviews legislation, regulations and policies affecting us and the communities we serve, as well as our philanthropic programs, our political action committee, our corporate political contributions and our government relations activities.

¾ Reviews the Company’s practices, positions, strategy, formal reporting, policies and programs on corporate responsibility and sustainability matters and the impact those matters have on the Company’s reputation and key stakeholders.

Political Engagement Activities

We communicate with policymakers on public policy issues important to the Company. In addition to our advocacy efforts, we participate in the political process through the American Express Political Action Committee (AXP PAC) and through corporate political contributions in those jurisdictions where it is permissible. AXP PAC is funded solely by voluntary employee contributions and does not contribute to presidential campaigns. We maintain comprehensive compliance procedures to ensure that our activities are conducted in accordance with all relevant laws, and Management regularly reports to the committee regarding its engagement in the public policy arena and its political contributions. Information regarding our Company’s political activities, including U.S. political contributions, may be found at https://ir.americanexpress.com/governance-and-corporate-responsibility/policy-engagement-and-political-activity/default.aspx.

Risk Committee

COMMITTEE HIGHLIGHTS	6 Meetings in 2024	2024 Members Walter J. Clayton III (until March 6, 2024) Deborah P. Majoras (joined March 6, 2024) Karen L. Parkhill (Chair) Charles E. Phillips Lisa W. Wardell Christopher D. Young	Independence Each member of the committee is independent.

Role and Responsibilities

¾ Assists the Board in its oversight of the Company’s ERM framework and roles and responsibilities of the three lines of defense, and other risk management policies and procedures established by Management to identify, assess, measure and manage key risks facing the Company.

¾ Assists the Board in its oversight of Management’s execution of capital management, liquidity planning and resolution planning.

¾ Monitors the quality and effectiveness of the Company’s information technology security.

¾ Meets regularly in executive session with the Company’s Chief Risk Officer.

¾ Oversees conduct risk as a component of Operational Risk, including, but not limited to, receiving updates and reports from Management on the state of conduct risk at the Company.

¾ Approves the ERM policy, which governs risk governance, risk oversight and risk appetite, including guiding the monitoring of emerging risks.

Please see “How our Board Oversees Risk Management” on page 20 for additional information regarding the activities of the Risk Committee.

• 26 2025 PROXY STATEMENT

Our Corporate Governance Framework

We have adopted Corporate Governance Principles that, together with our Certificate of Incorporation, By-Laws, the charters of the four standing committees of the Board (Audit and Compliance, Compensation and Benefits, Nominating, Governance and Public Responsibility and Risk), our Code of Conduct (which constitutes our code of ethics for colleagues) and the Code of Business Conduct for Members of the Board of Directors, provide our governance framework. Key governance policies and processes also include our Whistleblower Policy, our comprehensive ERM program, our commitment to transparent financial reporting and our systems of internal checks and balances. Comprehensive management policies, many of which are approved at the Board committee level, guide the Company’s operations.

Our Board, along with Management, regularly reviews our Corporate Governance Principles and practices to ensure that they are appropriate and reflect our high standards and Blue Box Values. In reviewing our Corporate Governance Principles and making recommendations, the Nominating, Governance and Public Responsibility Committee considers the views of shareholders expressed to us in engagement meetings, as well as publicly available discourse on governance.

The following documents may be found under “Governance & Corporate Responsibility” on our Investor Relations webpage at https://ir.americanexpress.com. You may also access our Investor Relations website at the bottom of our main website www.americanexpress.com. You may also obtain free copies of the following materials by writing to our Company’s Corporate Secretary and Chief Governance Officer:

¾	Certificate of Incorporation.

¾	By-Laws.

¾	Corporate Governance Principles.

¾	Charters for each of the four standing Board committees.

¾	Code of Conduct (which constitutes our code of ethics for colleagues).

¾	Code of Business Conduct for Members of the Board of Directors.

Majority Voting Standard for Director Elections

In a non-contested election, directors are elected by a majority of “for” votes cast by shareholders. A non-contested election is an election where the number of nominees is the same as the number of directors to be elected. If a director receives a greater number of votes “against” than votes “for” his or her election, the director is required to immediately submit his or her resignation to the Board. The Board, excluding such individual, will decide whether or not to accept such resignation and will promptly disclose and explain its decision in a Current Report on Form 8-K filed with the SEC.

In a contested election, the director nominees who receive the plurality of votes cast are elected as directors. Under the plurality standard, the number of persons equal to the number of vacancies to be filled who receive more votes than other nominees are elected to the Board, regardless of whether they receive a majority of votes cast. An election is considered contested under our Certificate of Incorporation if there are more nominees than positions on the Board to be filled at the meeting of shareholders as of the 14th day prior to the date on which we file our definitive proxy statement with the SEC.

Our Policy on Director Outside Board Commitments

Our Board expects individual directors to allot sufficient time and attention to Company matters and to use their judgment and consider all of their commitments when accepting additional directorships with other corporations or charitable organizations. Our Board recognizes that our directors have the time and ability to maintain the focus and commitment expected at our Board and committee meetings as well as those of other public companies. Our Corporate Governance Principles provide that, as a general matter, a director should not serve on the boards of more than four public companies (including ours) or, if the director is an active chief executive officer or equivalent of another public company, on the boards of more than three public companies (including ours). Additionally, a director who serves on our Audit and Compliance Committee should not serve on more than two other public company audit committees. Our Board believes that our policy strikes the right balance by allowing for the depth and breadth of experience gained through membership on other boards and the time commitment needed for engaged board service.

Our Nominating, Governance and Public Responsibility Committee believes it is important for directors to balance the insights gained from their roles on other boards with the ability to prepare for, attend and participate effectively in our Board and committee meetings. As a result, the Nominating, Governance and Public Responsibility Committee evaluates director performance to ensure directors continue to have the time and commitment to fulfill their obligations to our Board. When vetting prospective directors, a key component of the Company’s due diligence process includes inquiry into whether an individual has sufficient capacity to devote to being an engaged and productive member of our Board. During the annual re-nomination process, the Nominating, Governance and

2025 PROXY STATEMENT 27 •

Public Responsibility Committee considers a number of factors when deciding whether to renominate a director, including meeting attendance, individual contributions at meetings, the role of a director on other boards (with consideration given to public company board leadership positions), the commitment levels and time demands of outside activities, peer review feedback from one-on-one meetings held by each of our Chairman and Lead Independent Director with directors throughout the year and the results of the annual Board evaluation. Specifically, our annual evaluation process overseen by the Nominating, Governance and Public Responsibility Committee addresses topics including director commitment levels, engagement, effectiveness and preparedness, and the results are discussed by each committee and our Board. Our Nominating, Governance and Public Responsibility Committee confirms that all of our directors standing for re-election comply with our outside board commitment policy at this time.

We are aware that some of our shareholders have their own outside board commitment policies that are more restrictive than our policy and, specifically, that Thomas J. Baltimore, Jr. exceeds some of our shareholders’ policies as a public company CEO sitting on three public company boards. As indicated above, when our Nominating, Governance and Public Responsibility Committee was initially considering whether to nominate Mr. Baltimore to our Board, extensive due diligence regarding his capacity to serve was conducted, including consideration of his other public company leadership roles and outside commitments. Mr. Baltimore has a long-standing track record of effective engagement and consistent attendance records and has continuously shown himself to be a prepared and active participant on our Board. Our Nominating, Governance and Public Responsibility Committee has reviewed and considered the factors and information described above when deciding to re-nominate Mr. Baltimore each year. Mr. Baltimore has also met with certain of our shareholders at their request to discuss his board commitments and his capacity to serve. Our Board believed at the time of his initial nomination, and continues to believe, that Mr. Baltimore allocates ample time and attention to Company matters, is a valued asset to our Board and has continued to demonstrate his ability to fulfill his Board responsibilities to the satisfaction of our Board.

Our Board seeks the right mix of directors with skills to accomplish our long-term goals and strategy and conducts extensive due diligence when evaluating prospective director nominees and during the annual renomination process. Our Board requests that shareholders consider the points above when applying their respective director commitment criteria and/or policies.

Director Attendance

Our Meeting Attendance Policy is set forth in our Corporate Governance Principles. During 2024, our Board met seven times and our committees met 24 times in the aggregate. All directors attended 75% or more of the meetings of the Board and Board committees on which they served in 2024.

All of our directors serving on our Board at the time of our 2024 Annual Meeting of Shareholders attended the meeting. Our Board strongly encourages all of its members to attend the Annual Meeting of Shareholders but understands there may be circumstances that prevent such attendance.

Executive Sessions

Executive sessions of independent directors, led by our Lead Independent Director, enable the Board to consider and discuss matters, such as strategy, risk oversight (including emerging risks and external threats), CEO and senior Management performance and compensation, succession planning and board effectiveness, without Management present. Any director may request additional executive sessions of independent directors. During 2024, our independent directors met in executive session at each regularly scheduled Board meeting.

Our Board’s Size

Our Corporate Governance Principles provide that while the Board need not adhere to a fixed number of directors, generally a Board of 12-14 directors offers a sufficiently large and varied group to address the important issues facing the Company and provides a wide range of perspectives, while being small enough to encourage personal involvement and discussion. We recognize that at times the number of directors on our Board may be higher than this range during periods of succession planning-related transitions and, when this occurs, expect the size of our Board to subsequently come back to within this range (12-14) as directors do not stand for re-election in accordance with our mandatory retirement age or to pursue other interests.

Proxy Access

A shareholder or group of no more than 20 shareholders that has owned at least 3% of our common shares for at least three years may nominate directors to our Board and include the nominees in our proxy materials to be voted on at our Annual Meeting of Shareholders. The maximum number of shareholder nominees that will be included in our proxy materials with respect to any such Annual Meeting of Shareholders is the greater of (i) two, or (ii) 20% of the number of directors in office as of the last day a proxy access nomination may be delivered. A shareholder who seeks to nominate a director or directors to our Board must provide proper notice to the Company’s Corporate Secretary and Chief Governance Officer under the terms of our bylaws.

• 28 2025 PROXY STATEMENT

Trading in Company Securities

We prohibit hedging and pledging transactions in Company securities by directors, executive officers and other members of senior Management. Employees that are not members of senior Management are also prohibited from hedging Company securities and discouraged from pledging Company securities.

Additionally, we require members of senior Management as well as our directors to pre-clear every transaction in Company securities for themselves, their immediate family members and any family trust with the Corporate Secretary and Chief Governance Officer. This includes gifts, transactions in discretionary accounts and non-routine transactions such as trading plans and optional cash purchases in the Dividend Reinvestment Plan.

Our Board’s Independence

11/12
Director Nominees are Independent

Our Corporate Governance Principles require that a significant majority of our directors meet the criteria for independence required by the NYSE. A director is considered independent if the Board determines that he or she does not have a material relationship with the Company. In making its annual independence determinations, the Board considers several factors, including transactions between each director nominee and their immediate family members, on the one hand, and the Company and any of its affiliates, on the other. Our Board has established guidelines to assist it in determining director independence. These guidelines can be found within our Corporate Governance Principles and cover, among other things, employment and compensatory relationships, relationships with our auditors, customer and business relationships and contributions to non-profit organizations.

Based on our guidelines, the Board determined in March 2025 that all of its members in 2024, other than Mr. Squeri, and all of the Board’s director nominees for election at the 2025 Annual Meeting of Shareholders, other than Mr. Squeri, are independent.

Mr. Clayton, who is stepping down from the Board at the 2025 Annual Meeting of Shareholders, is a Senior Policy Advisor and Of Counsel at Sullivan & Cromwell LLP. From time to time and in the ordinary course of business, Sullivan & Cromwell LLP provides legal services to the Company that we consider to be de minimis in nature. Mr. Clayton does not provide any legal services to the Company, and he does not receive any compensation from Sullivan & Cromwell LLP that is generated by or related to our payments to that firm. The Nominating, Governance and Public Responsibility Committee determined based on fees paid to the firm over the past three years that Sullivan & Cromwell LLP does not perform substantial legal services for the Company on a regular basis. The fees and expenses paid to Sullivan & Cromwell LLP represented less than 0.5 percent of the firm’s consolidated gross revenues in each of the past three years, and represented less than 0.1 percent of the Company’s revenue in each such year. Further, the Nominating, Governance and Public Responsibility Committee reviewed the nature of the Company’s engagement of Sullivan & Cromwell LLP and the services rendered, including the expertise and relevant experience of the firm and the specific partners engaged to work on the matters for which we have engaged the firm, and determined that Mr. Clayton’s service on the Company’s Board should not impair the Company’s ability to engage Sullivan & Cromwell LLP when the Company determines such engagements to be appropriate and in our best interests. The Committee is satisfied that Sullivan & Cromwell LLP, when engaged for legal work, is chosen by the Company’s legal group on the basis of the directly relevant factors of experience, expertise and efficiency. After considering the fees and expenses paid and being briefed on the policies and procedures that Sullivan & Cromwell LLP has instituted to confirm that Mr. Clayton has no professional involvement or financial interest in the Company’s dealings with the firm, the Nominating, Governance and Public Responsibility Committee determined and recommended to the Board that the Company’s professional engagement of Sullivan & Cromwell LLP does not impair Mr. Clayton’s independence.

2025 PROXY STATEMENT 29 •

Shareholder Engagement

Our Board’s Commitment to Shareholder Engagement

Why and How We Engage

American Express proactively and regularly engages with shareholders and other stakeholders on a year-round basis. We greatly value the insights of our shareholders and seek to engage in meaningful dialogue by soliciting input on topics of interest for discussion, researching shareholder voting policies and historical voting records and providing materials about the Company prior to our engagement meetings. We share feedback received from our engagement meetings with our Board and its committees for further assessment and to determine appropriate responses.

From a governance perspective, our Corporate Secretary and Chief Governance Officer engages in outreach throughout the year to discuss with our shareholders and other stakeholders the issues that are important to them, listen to their expectations for the Company and share our views. Our Investor Relations team also regularly meets with shareholders, prospective investors and investment analysts. Our Board and Management recognize the benefits that come from meaningful dialogue with shareholders and other stakeholders and we have a longstanding practice of active engagement. In summary, we engage with shareholders throughout the year in order to:

¾  Provide visibility and transparency into our business strategy, our performance and our corporate governance, corporate responsibility and sustainability  and compensation practices.

¾  Discuss with our shareholders the issues that are important to them, hear their expectations for us and share our views.

¾  Assess emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices.

• 30 2025 PROXY STATEMENT

Key features of our shareholder engagement include year-round outreach, meaningful engagement, regular reporting of shareholder input to Management and the Board, and shareholder-driven improvements. The below table provides a snapshot of our ongoing engagement process and outcomes.

Board Involvement

Our Lead Independent Director, who also serves as our Compensation and Benefits Committee Chair, is available for engagement and represents the Board in communications with shareholders, including participating in joint corporate governance and investor relations meetings. We deliver detailed feedback to our Board regarding shareholder meetings.

Actions Taken by the Board Following Shareholder Engagement

Shareholder feedback is delivered to our Board and thoughtfully considered and has led to modifications in our executive compensation programs, governance practices and disclosure. Some of the actions we have taken that are informed by shareholder feedback over the last several years include the following:

  Modified our perquisites policy to eliminate a cash perquisite allowance paid to named executive officers (NEOs).

  Continued to align compensation program with the Company’s strategic priorities.

  Achieved 100% pay equity for colleagues across genders globally and across races and ethnicities in the U.S. when considering key factors known to affect compensation, such as tenure, role, level, geography, and performance and enhanced pay transparency with the disclosure of our “raw median pay gap”.

  Adopted proxy access.

  Adopted shareholder right to call special meetings.

  Simplified our Annual Incentive Award program to be more formulaic and based on a single Company scorecard.

  Continued to evolve and enhance our proxy disclosures.

  Added directors with financial services, payments, cybersecurity and digital backgrounds.

  Committed to no future special awards for our current CEO.

  Enhanced disclosures of our Annual Incentive Award, including NEO individual performance highlights.

Investor Relations and
Senior Management

We interact with our investors in a variety of ways. Our Investor Relations team regularly meets with shareholders, prospective investors and investment analysts at conferences, one-on-one meetings and group meetings. These meetings often include participation by Management, including our Chairman and CEO, CFO and other business leaders, and often focus on Company performance and business strategy. In 2024, Management and our Investor Relations team met with 343 investment firms and other investors, which included shareholders representing approximately 52% of our shares outstanding.

To learn more about our engagement, you may visit our Investor Relations website at http://ir.americanexpress.com.

Corporate Secretary’s Office

We engage with governance representatives of our shareholders through in-person meetings and conference calls that occur during and outside of the proxy season. Members of the corporate governance, investor relations and executive compensation groups discuss, among other matters, Company performance, emerging governance practices generally and specifically with respect to our Company, the reasons behind a shareholder’s voting decisions at prior annual shareholder meetings, our executive compensation practices and our environmental, social and governance strategy. Following the 2024 Annual Meeting, we reached out to shareholders representing approximately 60% of shares outstanding.

2025 PROXY STATEMENT 31 •

How to Communicate with Our Board

You may communicate with the Board or an individual director by letter or email, directed in care of the Company’s Corporate Secretary and Chief Governance Officer. However, at the discretion of the Corporate Secretary and Chief Governance Officer, materials considered to be inappropriate or harassing, unsolicited advertisements or promotional materials and invitations to conferences may not be forwarded.

If you have an inquiry about our financial statements, accounting practices or internal controls, please direct your concern to the Chair of the Audit and Compliance Committee. If the inquiry relates to our governance practices, business ethics or corporate conduct, it should be directed to the Chair of the Nominating, Governance and Public Responsibility Committee or the Lead Independent Director. Matters relating to executive compensation may be directed to the Chair of the Compensation and Benefits Committee. If you are unsure of the category to which your concern relates, you may communicate it to any one of the independent directors, to the Lead Independent Director or to the Chairman.

Please direct such communications in care of the Corporate Secretary and Chief Governance Officer as follows:

James J. Killerlane III

Corporate Secretary and Chief Governance Officer

American Express Company

200 Vesey Street

New York, NY 10285

corporatesecretarysoffice@aexp.com

• 32 2025 PROXY STATEMENT

Compensation of Directors

The Nominating, Governance and Public Responsibility Committee reviews non-Management director compensation and seeks to compensate such directors in a manner that attracts and retains highly qualified directors and aligns the interests of our non-Management directors with those of our long-term shareholders. In 2024, the Committee engaged an independent compensation advisory firm, Semler Brossy, to assist the committee in its review of the competitiveness and structure of the Company’s non-Management director compensation. This review included a competitive benchmarking of our director compensation against the 20 companies that our Compensation and Benefits Committee reviews as a reference when examining the competitiveness of our executive compensation practices, as well as the Dow 30 and certain financial institutions. After completing its review, the Nominating, Governance and Public Responsibility Committee recommended no change to our non-Management director compensation program for 2024 and a modest increase to our program, effective January 1, 2025, in order to better position our program from a competitive standpoint going forward. Beginning in 2025, each non-Management director elected to the Board will be credited with share equivalent units (SEUs) having a value of $240,000 (an increase from $220,000); the portion of the annual retainer provided to our Lead Independent Director that is credited to the director’s SEU account (having a value of $75,000) remains unchanged from the Company’s past practice.

The following table provides information on the 2024 compensation of non-Management directors who served for all or a part of 2024. We reimburse directors for reasonable out-of-pocket expenses incurred in connection with their board service.

Mr. Squeri does not receive incremental compensation for his board service.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total

Thomas J. Baltimore	$130,000	$220,000	$19,207	$369,207

John J. Brennan	$185,000	$295,000	$67,259	$547,259

Peter Chernin(4)	$35,660	$—	$68,967	$104,627

Walter J. Clayton III	$158,805	$220,000	$18,344	$397,149

Ralph de la Vega(4)	$37,472	$—	$50,500	$87,972

Theodore J. Leonsis	$140,000	$220,000	$107,603	$467,603

Deborah P. Majoras	$141,429	$220,000	$56,268	$417,697

Karen L. Parkhill	$170,000	$220,000	$28,840	$418,840

Charles E. Phillips	$142,321	$220,000	$19,595	$381,916

Lynn A. Pike	$125,000	$220,000	$263,840	$608,840

Daniel L. Vasella	$140,000	$220,000	$115,985	$475,985

Lisa W. Wardell	$146,429	$220,000	$19,043	$385,472

Christopher D. Young	$157,321	$220,000	$46,762	$424,083

(1)

Annual Retainers. For service in 2024, we paid non-Management directors an annual retainer of $110,000 for board service. We paid an additional annual retainer of $20,000 to members of the Audit and Compliance and Risk Committees and $15,000 to members of the Compensation and Benefits Committee and Nominating, Governance and Public Responsibility Committee. We also paid an annual retainer to the Chair of each of the Board committees as follows: Audit and Compliance Committee and Risk Committee, $20,000; and Compensation and Benefits Committee and Nominating, Governance and Public Responsibility Committee, $15,000. We pay no fees for attending meetings, but the annual retainer for board service of $110,000 is reduced by $20,000 if a director does not attend at least 75% of his or her aggregate Board and committee meetings. In addition, our Lead Independent Director during 2024, Mr. Brennan, received an annual retainer of $100,000 of which $25,000 is paid in cash and included in this column and the remaining $75,000 is credited to the director’s SEU account (see footnote 2).

All non-Management directors, except Mr. Leonsis and Mses. Parkhill and Pike, deferred all or a portion of their 2024 retainers into a cash account, an SEU account, or both, under the deferred compensation plan described below in footnote 2.

(2)

Share Equivalent Unit Plan. To align our non-Management directors’ annual compensation with shareholder interests, each non-Management director is credited with common SEUs upon election or re-election at each annual meeting of shareholders. Each SEU reflects the value of one common share. Directors receive additional SEUs as dividend equivalents on the units in their accounts. SEUs do not carry voting rights and must be held at least until a director ends his or her service on the Board. Each SEU is payable in cash equal to the then-value of one common share at the time of distribution to the director. On May 6, 2024, the date of last year’s Annual Meeting, each non-Management director elected to the Board was credited with SEUs having a value of $220,000, which consisted of 955 SEUs, based on the market price of our common shares for the average of the 15 trading days immediately preceding such date. In addition, our Lead Independent Director during 2024, Mr. Brennan, received an annual SEU retainer of $75,000, which consisted of 299 SEUs based on the market price of our common shares for the average of the last 15 trading days of each calendar quarter. We report in this column the aggregate grant date fair value of these SEUs in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (FASB ASC) Topic 718, Compensation—Stock Compensation.

2025 PROXY STATEMENT 33 •

Deferred Compensation Plan for Directors. Non-Management directors may defer the receipt of up to 100% of their annual retainer fees into either: (1) a cash account in which amounts deferred will be credited at the rate of 120% of the applicable federal long-term rate for December of the prior year, or (2) their SEU account. Directors will receive cash payments upon payout of their deferrals.

The balances in directors’ SEU accounts as of December 31, 2024, are set forth in the table below. These amounts represent the aggregate number of SEUs granted under the SEU Plan for all years of service as a director, additional units credited because of the reinvestment of dividend equivalents and, for directors who participated in the SEU option under our deferred compensation plan for directors, retainer amounts deferred into their SEU account and dividend equivalents thereon.

Name	Number of SEUs

Thomas J. Baltimore	7,904

John J. Brennan	26,120

Peter Chernin	2,425

Walter J. Clayton III	3,928

Ralph de la Vega	16,810

Theodore J. Leonsis	40,560

Deborah P. Majoras	3,032

Karen L. Parkhill	7,466

Charles E. Phillips	8,080

Lynn A. Pike	7,466

Daniel L. Vasella	44,009

Lisa W. Wardell	7,885

Christopher D. Young	18,244

(3)

Insurance. We provide our non-Management directors with group term life insurance coverage of $50,000. The group life insurance policy is provided to the directors on a basis generally available to all Company employees. This column includes the premium paid for such coverage.

Dividend Equivalents. Dividend equivalents are reinvested in additional units for all directors based upon total SEUs held at the shareholder record dates applicable to Company quarterly dividend payment. This column includes the fair market value of the dividend equivalents received by the directors during 2024 in these amounts: Mr. Baltimore $19,155, Mr. Brennan $67,207, Mr. Chernin $68,946, Mr. Clayton $8,292, Mr. de la Vega $50,479, Mr. Leonsis $107,552, Ms. Majoras $6,451, Ms. Parkhill $18,789, Mr. Phillips $19,543, Ms. Pike $18,789, Dr. Vasella $115,934, Ms. Wardell $18,992, and Mr. Young $46,710.

Matching Gift Program. Non-Management directors are eligible to participate in the Company’s Matching Gift Program on the same basis as Company employees. Under this program, the American Express Foundation matches gifts to eligible charitable organizations up to $10,000 per calendar year. This column includes the amounts matched with respect to calendar year 2024.

Special Events. In connection with attendance and participation at The American Express 2024 Golf Tournament, Ms. Majoras received a benefit equivalent to $49,766, which includes the Pro-Am Player entry fee and other incremental costs associated with participation in the tournament.

Other Retainers. Ms. Pike is Chair of the Board of Directors of American Express National Bank (AENB), our U.S. bank subsidiary. For her service as a board member, Ms. Pike received an annual cash retainer totaling $245,000, which is included in this column.

(4)	Messrs. Chernin and de la Vega retired from our Board effective May 6, 2024.

• 34 2025 PROXY STATEMENT

Director Stock Ownership

Our Corporate Governance Principles provide that non-Management directors are required to obtain a personal holding of shares (directly or through SEUs) with a value of $1 million within five years of joining the Board. All non-Management directors have achieved or are on track to achieve this requirement during the required time period.

Director and Officer Liability Insurance

We have an insurance program in place to provide coverage for director and officer liability. The coverage provides that, subject to the policy terms and conditions, the insurers will: (i) reimburse us when we are legally permitted to indemnify our directors and officers; (ii) pay losses, including settlements, judgments and legal fees, on behalf of our directors and officers when we cannot indemnify them; and (iii) pay our losses resulting from certain securities claims. A portion of the insurance program is blended with certain other insurances covering the Company. The insurance program is effective from November 30, 2024 to November 30, 2025 and is provided by a consortium of insurers. ACE American Insurance Company and XL Specialty Insurance Company are the lead insurers with various other insurers providing excess coverage. We expect to obtain similar coverage upon expiration of the current insurance program. The annual premium for the insurance program is approximately $5.4 million.

Certain Relationships and Transactions

In the ordinary course of our business, we engage in transactions, arrangements and relationships with many other entities, including financial institutions and professional organizations. Some of our directors, director nominees, executive officers, greater than 5% shareholders and their immediate family members (each, a Related Person) may be directors, officers, partners, employees or shareholders of these entities. We carry out transactions with these entities on customary terms and, in many instances, these Related Persons may not have knowledge of them. To the Company’s knowledge, since January 1, 2024, no Related Person has had a material interest in any of our ongoing business transactions or relationships except as described in this section.

Our Related Person Transaction Policy

Our written Related Person Transaction Policy governs company transactions, arrangements and relationships involving more than $120,000 in which a Related Person has a direct or indirect material interest (Related Person Transactions). Under the policy, the Nominating, Governance and Public Responsibility Committee must provide prior review and oversight of, and approval or disapproval of, Related Person Transactions, other than certain pre-approved transactions (described below). The committee will only approve a transaction if, after reviewing the relevant facts and circumstances, it determines that the transaction is consistent with the best interests of the Company. In the event we become aware of a Related Person Transaction that was not approved under the policy, the committee will consider the options available, including ratification, revision or termination of the transaction. The policy does not supersede any other company policy or procedure that may apply to any Related Person Transaction, including our Corporate Governance Principles and codes of conduct.

The Company’s Corporate Secretary and Chief Governance Officer is responsible for assisting the Nominating, Governance and Public Responsibility Committee in carrying out its responsibilities, and Management is required to present to the committee the material facts of any transaction that it believes may require review. In cases when it is impracticable or undesirable to delay a decision on a proposed transaction until the next meeting of the Nominating, Governance and Public Responsibility Committee, the Chair may review and approve the transaction and then report any approval to the full committee at its next regularly scheduled meeting. If a matter before the Nominating, Governance and Public Responsibility Committee involves a member of the committee, the member must recuse themselves and may not participate in deliberations or vote on the matter.

Pre-Approved Categories of Related Person Transactions

The Nominating, Governance and Public Responsibility Committee has pre-approved certain categories of transactions as being consistent with the best interests of the Company. These categories, which may exceed the proscribed threshold for Related Person Transactions, include but are not limited to, director and executive officer compensation, use of Company products and services, transactions involving indebtedness to the Company, certain banking-related transactions, certain ordinary course transactions, charitable contributions and indemnification payments.

2025 PROXY STATEMENT 35 •

Related Person Transactions

Our executive officers and directors may from time to time take out loans from certain of our subsidiaries on the same terms that these subsidiaries offer to the general public. For example, our U.S. card-issuing bank subsidiary may extend credit to our directors and executive officers under our charge or lending products. All indebtedness from these transactions is in the ordinary course of our business and is on the same terms, including interest rates and collateral, in effect for comparable transactions with people not related to the Company or its subsidiaries. Such indebtedness involves normal risks of collection and does not have features or terms that are unfavorable to our subsidiaries. Our executive officers and directors may also enter into transactions with us involving other goods and services, such as travel services and deposit and checking products offered by subsidiaries of the Company. These transactions are also in the ordinary course of our business, and we provide them on terms that we offer to our customers generally.

Occasionally, we may have employees who are related to our executive officers, directors or director nominees. We compensate these individuals in a manner consistent with our practices that apply to all employees. The sister-in-law of Mr. Squeri, our Chairman and CEO, is employed by the Company in a non-executive officer position and received compensation in 2024 of between $330,000 and $355,000. The son-in-law of Mr. Le Caillec, our Chief Financial Officer, is employed by the Company in a non-executive officer position and received compensation in 2024 of between $125,000 and $145,000. The son-in-law of Mr. Leonsis, one of our directors, is employed by the Company in a non-executive officer position and received compensation in 2024 of between $130,000 and $150,000. The compensation and other terms of employment of each such employee are determined on a basis consistent with the Company’s human resources policies.

Certain executive officers, directors and members of their immediate families are directors, employees or have equity interests in companies with whom the Company has entered into ordinary course business relationships from time to time and with whom the Company may enter into additional ordinary course business relationships. These may include ordinary course merchant acceptance relationships pursuant to which these companies accept our charge and credit card products and pay us fees when their customers use these cards, as well as use of the Company’s cards and financial and other products and services, including extensions of credit, on terms and conditions similar to those available to other customers generally. From time to time, we may enter into joint marketing or other relationships with one or more of these companies in the ordinary course that encourage customers to apply for and use our cards. We may engage in other commercial transactions with these companies and pay or receive fees in those transactions. We have a number of similar ordinary course relationships with Berkshire Hathaway Inc. and its subsidiaries. We have also purchased insurance and other products from subsidiaries of Berkshire Hathaway Inc. in the ordinary course of business and on arm’s-length terms. For information regarding a letter agreement between us and Berkshire Hathaway Inc. related to Berkshire’s investment in the Company, please see “Stock Ownership Information” on pages 90-91.

Additionally, the Company may from time to time make charitable contributions to non-profit organizations where our directors or executive officers are directors or trustees.

• 36 2025 PROXY STATEMENT

Corporate Responsibility & Sustainability

At the heart of our culture is what we call our Blue Box Values—a set of guiding principles that serve as the foundation for how we operate and lead.

We believe that maintaining our strong workplace culture, adhering to our Blue Box values and ensuring that our people feel respected, valued, recognized and backed helps us attract, develop and engage the right talent for American Express’ success. We do this by offering a compelling colleague value proposition, which includes a culture built on strong relationships, shared values and purpose, competitive pay and benefits that support our colleagues and their loved ones’ holistic well-being, and meaningful work with many opportunities for career growth and development.

We continually invest in programs, benefits, and resources to ensure our colleagues have the backing they need to be and deliver their best.

We invest in our colleagues’ physical, financial and mental health with competitive total compensation packages to attract and retain great talent, and through our innovative, award-winning global corporate holistic well-being programs, underpinned by our supportive leadership, policies and work environment. Below are some highlights of our total compensation and well-being offerings:

¾

Competitive Total Compensation programs recognize colleagues for their contributions, leadership, and impact, and every colleague has the opportunity to share in the Company’s success. In addition, pay equity is an important part of our compensation philosophy and is reviewed annually to ensure colleagues are compensated fairly, based on key factors such as tenure, role, level, geography, merit and performance.

¾	Healthy Living highlights the importance of preventive care, encourages and rewards healthy actions, and delivers practical and accessible resources that promote a healthy lifestyle.

¾	Smart Saving empowers colleagues to strengthen their financial knowledge, achieve their financial goals, and plan for the future.

¾	Healthy Minds provides colleagues and their loved ones access to free high-quality counseling, a personalized health concierge service, and aims to increase mental health awareness across the Company.

We also provide colleagues at all levels with access to a wide variety of resources—grounded in our business strategy, Leadership Behaviors, and Blue Box Values—to support their ongoing career growth and leadership development. The following are our custom enterprise programs:

¾	Career Growth @ Amex provides clear guidelines to help colleagues navigate and grow in their careers, built on four pillars—Deliver, Reflect, Learn, and Connect.

¾	Leadership @ Amex helps colleagues develop and strengthen their leadership skills and supports people leaders in becoming great performance and career coaches.

¾	Feedback @ Amex fosters a culture of two-way informal and formal feedback to help colleagues strengthen their coaching and feedback skills.

To remain competitive, we listen, benchmark and evolve our practices to deliver the best experience for our colleagues to enable them to deliver the best experience for our customers.

We are committed to expanding on our long-standing support for small businesses and our communities through both our business and philanthropic efforts.

Since launching Small Business Saturday in 2010, American Express has brought communities together by connecting small business owners with local customers to kick off the holiday season when these businesses needed the foot traffic. On Saturday, November 30, 2024, we celebrated the 15th year of our Small Business Saturday campaign, which reached an estimated $22 billion

2025 PROXY STATEMENT 37 •

in total U.S. consumer reported spending at independent retailers and restaurants(1). Over the last fifteen years, total reported spend at small businesses during the annual Small Business Saturday in the U.S. has reached an estimated $223 billion.(2)

American Express has launched programs that support small business recovery efforts and help communities come together after a natural disaster strikes. Most recently, in response to the California wildfires that devasted Los Angeles and the surrounding areas in early 2025, American Express committed over $5 million in funding towards relief efforts through our partnership with Hilton where 20,000 hotel rooms were provided to people impacted by the fires, support from our Foundation to organizations providing relief efforts on the ground, contributions from Resy and Tock to World Central Kitchen, and the sponsorship of the FireAid benefit concert among other efforts. Other examples include our Small Business Hurricane Recovery Grant Program to support small businesses impacted by Hurricanes Helene and Milton in 2024, and our Maui Small Business Recovery Grant Program to help those impacted by 2023 Maui wildfires, among other initiatives. These build on our hallmark programs, including Backing Small Businesses, Backing Historic Small Restaurants, and Backing International Small Restaurants grant programs. Since 2020, our grants have supported nearly 5,000 small businesses across six countries, and 50 U.S. states, Washington, DC, and Puerto Rico.

We have also long believed in the power of purpose-driven leaders in addressing society’s most pressing issues. That’s why we founded the American Express Leadership Academy in 2007 to help build the personal, business and leadership skills of nonprofit leaders through multi-day experiences, speaking events and networking opportunities. In 2023, the Leadership Academy was relaunched with a new curriculum and new partners to give non-profit leaders from varying specialties and organizations a unique opportunity to learn from each other’s experiences, address current and future opportunities and challenges within the sector, as well as gain insight from key leaders across the public and private sectors. In 2024, we gathered over 200 nonprofit leaders across 39 countries where they had the opportunity to network and hear directly from some of American Express’ executives and strategic partners. Since launch, American Express has invested approximately $100 million in the Leadership Academy and has helped more than 165,000 non-profit leaders around the world reach their potential.

Lastly, to help promote a sustainable future, in August 2024, we received validation from the Science Based Targets initiative (SBTi) of our net-zero targets, consisting of both near-term and long-term emissions reduction targets, and our near-term partner engagement targets.

(1)

The American Express 2024 Small Business Saturday Consumer Insights Survey was conducted by Teneo on behalf of American Express. The study is a nationally representative sample of 2,601 U.S. adults 18 years of age or older. The sample was collected using an email invitation and an online survey and was conducted anonymously on November 30, 2024. The study gathered self-reported data and does not reflect actual receipts, sales or American Express Card Member spending data. Projections are based on the current U.S. Census estimates of the U.S. adult population, age 18 years and over.

(2)

This spend statistic is an aggregate of the average spend as reported by consumers who shopped small on Small Business Saturday in surveys commissioned by American Express reporting spend habits on Small Business Saturday since 2012. It does not reflect actual receipts, sales or American Express Card Member spending data. Each such survey was conducted online among a nationally representative sample of U.S. adults. The data was projected from the samples based on then-current U.S. Census estimates of the U.S. adult population (18+).

• 38 2025 PROXY STATEMENT

Audit Committee Matters

Item 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Board recommends that you vote FOR the following resolution:

The Audit and Compliance Committee has sole authority to appoint and replace the Company’s independent registered public accounting firm, which reports directly to the committee, and is directly responsible for such firm’s compensation and oversight of its work. The Audit and Compliance Committee conducted its annual evaluation and detailed assessment conducted every 10 years described below of PricewaterhouseCoopers LLP (PwC) and, after assessing the performance and independence of PwC, the committee believes that retaining PwC is in the best interests of the Company. Accordingly, the Audit and Compliance Committee reappointed PwC as our independent registered public accounting firm for 2025.

We are asking you to ratify this appointment. If shareholders fail to ratify the appointment, the Audit and Compliance Committee will consider it a directive to consider other accounting firms for the subsequent year. One or more representatives of PwC will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

RESOLVED, that the appointment by the Audit and Compliance Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP, as independent registered public accounting firm for the Company, to audit the financial statements of the Company and its subsidiaries for 2025, is hereby ratified and approved.

2025 PROXY STATEMENT 39 •

Actions Taken by the Audit and Compliance Committee to Support its Recommendation

A Detailed Assessment

PwC has been our independent auditor since 2005. The Audit and Compliance Committee charter requires a detailed review of the independent registered public accounting firm, including as compared to other firms, at least every 10 years. This review was conducted in 2024 and assessed PwC’s audit quality as compared to other firms using the Public Company Accounting Oversight Board’s (PCAOB) published firm inspection reports covering multiple years. PwC’s audit fees were benchmarked and analyzed against other firms and our 2023 compensation peer group based on publicly available data. In addition, a wide range of internal stakeholders were surveyed and asked to comment on PwC’s professional expertise, audit engagement team performance, communications, responsiveness, accessibility and objectivity. The positive results of the review resulted in the decision to continue to engage PwC.

PwC’s Objectivity and Independence

The Audit and Compliance Committee reviews relationships between PwC and American Express that may reasonably be thought to bear on independence and reviews PwC’s annual independence evaluation and assesses its independence. Recognizing that independence and objectivity can be compromised by an auditor’s provision of non-audit services, the Audit and Compliance Committee has approved a management policy governing the provision of services by PwC.

Quality of PwC’s Auditing Practices

The Audit and Compliance Committee reviews issues raised by the PCAOB reports on PwC, PwC’s internal quality control procedures and results of PwC’s most recent quality control reviews, as well as issues raised by recent governmental investigations, if any. The Audit and Compliance Committee also discusses PwC’s quality initiatives and the steps PwC is taking to enhance the quality and efficiency of its audits with the lead engagement partner.

PwC’s Performance as Auditor

The Audit and Compliance Committee discusses and comments on PwC’s audit plan and strategy for the audit, including the objectives, overall scope and structure, the resources provided and available at the firm and the Audit and Compliance Committee’s expectations. The Audit and Compliance Committee also receives periodic updates from the lead engagement partner on the status of the audit and areas of focus by PwC.

Performance of Lead Engagement Partner

The lead engagement partner of PwC is subject to a mandatory five-year rotation period. The Audit and Compliance Committee chair is involved in selecting the lead engagement partner and a new lead engagement partner was selected in advance of the 2024 financial year to ensure a smooth transition. During the year, the Audit and Compliance Committee chair meets one-on-one with the lead engagement partner to promote a candid dialogue, and the Audit and Compliance Committee meets in executive session with the lead engagement partner to discuss the progress of the audit and any audit issues, deliver Audit and Compliance Committee feedback and discuss any other relevant matters.

PwC’s Communications with the Audit and Compliance Committee
The Audit and Compliance Committee gives feedback to the lead engagement partner on the clarity, thoroughness and timeliness of PwC’s communications to the Audit and Compliance Committee.

Terms of the Engagement and Audit Fees
The Audit and Compliance Committee reviews the engagement letter and approves PwC’s audit and non-audit fees.

• 40 2025 PROXY STATEMENT

PricewaterhouseCoopers LLP Fees and Services

Fees for 2024 and 2023

The following table sets forth the aggregate fees billed for services rendered or provided by PwC for each of the last two fiscal years (in thousands):

Types of Fees	2024	2023

Audit Fees	$34,752	$33,215

Audit-Related Fees(1)	$4,493	$2,968

Tax Fees	$208	$1,255

All Other Fees	$31	$70

TOTAL	$39,484	$37,508

(1)

PwC performs the audit of the Company’s pension plan for Hong Kong, where the fees are paid by the plan. These fees, which totaled $19K in each of 2024 and 2023, are not included in Audit-Related Fees since they were not paid by the Company.

In the table above, in accordance with SEC rules, “Audit Fees” consist of fees for professional services rendered for the integrated audit of our consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports, and services provided in connection with statutory and regulatory filings or engagements and other attest services. “Audit-Related Fees” consist of fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements. The services included due diligence, internal control reviews, attest services not required by statute or regulation and attest services for non-financial information, consultations on financial accounting and reporting matters not classified as audit. “Tax Fees” consist of fees for professional services rendered for tax compliance and tax consulting services. “All Other Fees” are fees for any services not included in the first three categories.

Policy on Pre-Approval of Services Provided by PricewaterhouseCoopers LLP

The terms of our engagement of PwC are subject to the pre-approval of the Audit and Compliance Committee. All audit and permitted non-audit services require pre-approval by the Audit and Compliance Committee in accordance with pre-approval procedures established by the Audit and Compliance Committee. In accordance with SEC rules, the Audit and Compliance Committee’s pre-approval procedures have two different approaches to pre-approving audit and permitted non-audit services performed by PwC.

The Audit and Compliance Committee specifically pre-approves the terms and fees of the planned annual audit and permitted non-audit services that are to be performed by PwC. Other proposed engagements may be pre-approved up to an aggregate fee threshold, pursuant to procedures established by the Audit and Compliance Committee that are detailed as to the particular and defined classes of services without consideration by the Audit and Compliance Committee of the specific case-by-case services to be performed. We refer to this pre-approval method as “general pre-approval” and the Company’s Controller reports such pre-approved engagements to the Audit and Compliance Committee at least quarterly.

The procedures also require all proposed engagements of PwC for services of any kind that have not received specific or general pre-approval as described above to be approved by the Audit and Compliance Committee (or, should a time-sensitive need arise, its Chair) prior to the beginning of any such services. All services provided by our independent registered public accounting firm have been pre-approved in accordance with these procedures.

The Audit and Compliance Committee has reviewed the services performed by PwC and the related fees were consistent with the maintenance of PwC’s independence.

Other Transactions with PricewaterhouseCoopers LLP

We have a number of business relationships with individual member firms of the worldwide PwC organization. Our subsidiaries provide card services to some of these firms and these firms pay fees to our subsidiaries. These services are in the normal course of business, and we provide them pursuant to arrangements that we offer to other similar clients.

2025 PROXY STATEMENT 41 •

Report of the Audit and Compliance Committee

A role of the Audit and Compliance Committee, which is composed of independent and financially literate directors, is to assist the Board in its oversight of the Company’s financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. PwC is responsible for auditing the Company’s financial statements and its internal control over financial reporting, in accordance with the standards of the PCAOB, and expressing opinions as to the conformity of the financial statements with accounting principles generally accepted in the United States and the effectiveness of internal control over financial reporting.

In the performance of its oversight function, the Audit and Compliance Committee has reviewed and discussed with Management and PwC the Company’s audited financial statements. The Audit and Compliance Committee has also discussed with PwC the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit and Compliance Committee has received from PwC the written disclosures and letters required by applicable requirements of the PCAOB regarding PwC’s communications with the audit committee concerning independence, has discussed with PwC their independence from the Company and its Management, and has considered whether PwC’s provision of non-audit services to the Company is compatible with maintaining the firm’s independence.

The Audit and Compliance Committee discussed with the Company’s Chief Audit Executive and PwC the overall scope and plan for their respective audits. Internal Audit is responsible for preparing an annual audit plan and conducting internal audits under the direction of the Company’s Chief Audit Executive, who is accountable to the Audit and Compliance Committee. The Audit and Compliance Committee met with the Chief Audit Executive, the Controller and PwC, with and without Management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. In addition, the Audit and Compliance Committee met with Management to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the Company’s financial statements and the effectiveness of the Company’s systems of disclosure controls and procedures and internal control over financial reporting.

Based on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

AUDIT AND COMPLIANCE COMMITTEE(1)

Walter J. Clayton III (Chair)

Thomas J. Baltimore

John J. Brennan

Karen L. Parkhill

Lisa W. Wardell

(1)	Reflects 2024 Audit and Compliance Committee Membership.

• 42   2025 PROXY STATEMENT

Executive Compensation

Item 3: Advisory Resolution to Approve Executive Compensation (Say-on-Pay)

The Board recommends a vote FOR this item.

Pursuant to regulations under Schedule 14A of the Securities Exchange Act of 1934, we are asking you to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (NEOs) disclosed in the Compensation Discussion and Analysis (CD&A), the compensation tables, notes and narrative in this Proxy Statement.

Our Board believes that the compensation of our executive officers is aligned with performance, is sensitive to our share price and appropriately motivates and retains our executives. We believe our executive compensation program delivers pay that is strongly linked to Company performance over time.

We engage with shareholders throughout the year, including discussing our compensation program and practices, and we also obtain feedback through this annual Say-on-Pay vote. Although this advisory vote is non-binding, the results of this vote and the views expressed by our shareholders in these discussions will inform the Compensation and Benefits Committee’s future decisions about our executive compensation.

RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including in the CD&A, compensation tables, notes and narrative discussion, is hereby approved.

Section Table of Contents

2025 PROXY STATEMENT   43 •

Compensation Discussion and Analysis

Our CD&A describes our executive compensation programs and compensation decisions for our NEOs, who for 2024 were:

Stephen J. Squeri Chairman and Chief Executive Officer

Stephen Squeri has been Chairman and Chief Executive Officer of American Express since 2018. As Chairman and CEO, Mr. Squeri has demonstrated leadership qualities and management capabilities to drive the long-term success of the Company. Under his leadership, American Express has been strategically investing in its colleagues, customers, partnerships, brand, and Membership model to drive the long-term success of the Company. Mr. Squeri joined American Express in 1985, and during his 40-year tenure, has held various leadership positions across the organization, including Vice Chairman of American Express, Group President of Global Corporate Services, Group President of Global Services and Executive Vice President and Chief Information Officer.

Christophe Y. Le Caillec Chief Financial Officer

Christophe Le Caillec has been the Chief Financial Officer of American Express since 2023. As a member of the Executive Committee, Mr. Le Caillec plays an important role in developing the strategic direction for American Express. His responsibilities include overseeing the Company’s financial operations worldwide and representing the Company across the financial community. Prior to being named CFO of American Express, Mr. Le Caillec was Deputy CFO. In this role, he partnered closely with the Executive Committee to drive the Company’s financial performance, and also led the Corporate Planning team, as well as Risk, Technology and the Global Services Group Finance functions. He joined American Express in 1997 and has held several global business roles of increasing leadership in Paris, Sydney, Singapore, London and, most recently, New York.

Douglas E. Buckminster Vice Chairman

Doug Buckminster is Vice Chairman of American Express. As a member of the Executive Committee, Mr. Buckminster plays a central role in driving the overall strategic direction of the Company and accelerating growth opportunities globally. He also leads several areas of the business including Global Advertising and Brand Management and Corporate Development, and oversees the relationship with our joint venture in China. In 2024, he also led the Enterprise Innovation Partners, which was responsible for digital incubation and strategic partnerships. Mr. Buckminster previously served as Group President of Global Consumer Services responsible for consumer products and services, digital strategy and capabilities and risk and information management; President, Global Network & International Card Services responsible for growing the consumer and bank partnership businesses in more than 150 countries; and President, International Consumer and Small Business Services. Mr. Buckminster has also served as regional president for American Express International’s Latin America, Canada and Caribbean (LACC) region and general manager of the International Lending and Insurance Services organizations.

Anré D. Williams Former Group President, Enterprise Services and Former CEO American Express National Bank

Anré Williams previously served as Group President, Enterprise Services and Chief Executive Officer of AENB. In February 2025, he assumed the role of Senior Executive Advisor where he continues to be a member of the Executive Committee.(1) During his time as Group President of Enterprise Services, Mr. Williams led the Company’s largest shared services organizations globally, including technology, digital capabilities, servicing for Card Members, merchants and consumer travel customers, real estate and procurement. As CEO of AENB, Mr. Williams oversaw American Express’ U.S. banking operation, which is responsible for approximately 60 percent of the Company’s total billings and revenues. Previously, he was Group President of Global Merchant & Network Services (GMNS), responsible for managing relationships with the millions of merchants around the world that accept American Express Cards, and the Company’s payments network, bank partnerships, international loyalty coalition programs and relationships with its largest strategic partners.

Laureen E. Seeger Chief Legal Officer

Laureen Seeger is Chief Legal Officer of American Express Company, a position she assumed in July 2014. As a member of the Executive Committee, she oversees the Legal, Government Affairs, and Corporate Secretarial functions for American Express and its subsidiaries. She is also a member of the Enterprise Risk Management Committee. In 2024, she also had responsibility for Global Security. Prior to American Express, Ms. Seeger served as Executive Vice President, General Counsel and Chief Compliance Officer of McKesson Corporation. Preceding her appointment in March 2006, she was Vice President and General Counsel of McKesson Provider Technologies (MPT), McKesson’s health care information technology solutions business. Before joining McKesson, Ms. Seeger was Partner-In-Charge of the Technology Litigation Section at the law firm Morris, Manning & Martin, LLP.

(1)	Mr. Williams ceased serving as an executive officer of the Company effective February 3, 2025.

• 44   2025 PROXY STATEMENT

Section 1: Executive Summary

The executive compensation program has been designed to drive strong business performance and to align executive compensation with long-term shareholder interests. A large portion of total compensation of our NEOs is at risk and directly tied to Company and individual performance. The CD&A that follows provides shareholders with information about the design of the compensation programs, compensation decision-making process, and our 2024 compensation decisions for our NEOs.

2024 Company Performance

Summary of Performance

Our 2024 results reflect the engagement and loyalty of our customers, the success of the investments we have made to refresh and expand our product offerings and our focus on effective risk management and expense discipline. The successful execution of our growth strategy, along with the strength of our premium customer base and differentiated business model, drove net income of $10.1 billion, or $14.01 per share, compared with net income of $8.4 billion, or $11.21 per share, a year ago. These results, paired with our consistent performance over time, have led to strong shareholder returns, with a 1 year Total Shareholder Return of 60%, outperforming the S&P Financials Index by 30 percentage points.(1)

For 2024, the Compensation and Benefits Committee determined the Company’s overall performance to have significantly outperformed the goals established in the Company’s annual performance scorecard and took this into consideration in determining annual incentives for 2024 (see pages 54-57 for additional details).

Our 2024 key accomplishments include:

¾	Grew total billed business by 6%, or 7% on an FX-adjusted basis, versus the prior year, with growth across customer types and geographies;

¾	Refreshed over 40 products globally, including the US Consumer Gold Card and our Delta co-brand cards, which helped drive net card fee revenue growth of 16% versus the prior year;

¾

Enhanced our Membership Model with the acquisitions of Tock and Rooam as well as the launch of several new top-tier sponsorships and experiences, such as the multi-year global partnership with Formula 1.

¾

Added a record 13 million new proprietary cards, with approximately 70% of new accounts acquired on fee-paying products, bringing the total number of cards-in-force issued on our global network to over 146 million;

¾	Continued to drive generational relevance, with Millennial & Gen-Z customers representing over 60% of new consumer account acquisitions globally;

¾	Achieved strong, industry-leading credit performance through our premium strategy, with stable net write-off and delinquency rates;

¾	90% of colleagues who participated in our Annual Colleague Experience Survey said they would recommend American Express as a great place to work;

¾	Sustained virtual parity coverage in the U.S., with approximately 99% of credit-card accepting merchants able to accept American Express(2), and continued to grow international coverage; and

¾	Generated operating leverage through our global scale as well as efficiency gains from technology and servicing.

(1)

Total Shareholder Return (TSR) is the total return on common shares over a specified period, expressed as a percentage (calculated based on the change in stock price over the relevant measurement period and assuming reinvestment of dividends). Calculated as of December 31, 2024.

(2)	Source: Company internal data and The Nilson Report, February 2025.

2025 PROXY STATEMENT 45 •

Financial Performance

(1)	Refer to footnote 1 under “Financial Results” on page 1 for details regarding FX-adjusted information.

(2)

Diluted EPS represents net income, less (i) earnings allocated to participating share awards of $76 million, $64 million and $57 million for the years ended December 31, 2024, 2023 and 2022, respectively, and (ii) dividends on preferred shares of $58 million, $58 million and $57 million for the years ended December 31, 2024, 2023 and 2022, respectively. EPS for the year ended December 31, 2024 reflects the sale of Accertify Inc., which resulted in a gain of $0.66 per share; excluding this gain on sale, adjusted EPS was $13.35. Refer to footnote 1 under “Financial Performance Highlights” on page 2 for details regarding adjusted EPS and Annex A for a reconciliation to EPS on a GAAP basis.

(3)	ROE is calculated for the relevant periods by dividing the (i) net income for the period by (ii) average shareholders’ equity for the period.

2024 Say-on-Pay and Shareholder Engagement

The Compensation and Benefits Committee values the input of our shareholders and we regularly engage with them on executive compensation matters to foster a constructive dialogue on the programs and decision-making process. The Compensation and Benefits Committee considers the long-term interests of the Company and our shareholders when making decisions regarding our compensation program.

 95.1% of the votes cast at our 2024 Annual Meeting of Shareholders favored our Say-on-Pay proposal. The Say-on-Pay results reflect the strong support for our compensation programs and the responsiveness to our 2023 Say-on-Pay vote.

 Following our 2024 Annual Meeting of Shareholders, we reached out to shareholders representing approximately 60% of our outstanding shares along with other stakeholders to discuss executive compensation, corporate governance, corporate sustainability and related matters.

We have a longstanding practice of engaging with our shareholders throughout the year on executive compensation matters and taking appropriate action considering feedback received. For further information on shareholder engagement, please see pages 29-30.

• 46 2025 PROXY STATEMENT

CEO Total Direct Compensation

The CEO’s 2024 total direct compensation decision is consistent with our pay-for-performance philosophy and focuses on variable and “at-risk” compensation that is closely aligned with Company performance and sensitive to the Company’s stock performance. The chart to the right shows that 96% of the CEO’s annual 2024 compensation is performance based with a significant portion (69%) tied to the future performance of the Company.

The CEO’s compensation shown below reflects the target direct compensation for 2024 that was set at the start of the year, as well as the actual total compensation approved by the Board. Total CEO compensation reflects the Compensation and Benefits Committee’s decisions in January 2025 taking into consideration individual and Company performance in 2024, external positioning and relevant benchmarks given performance and CEO experience.

As shown below, the Committee determined actual compensation for 2024 to be $39 million, 31% above target and 16% above actual compensation for 2023. The 2024 outcome is driven by a combination of an AIA award of $10.5 million based on exceptional in-year performance against Company goals and individual leadership contributions, and a LTIA award of $27 million, which was set in reflection of competitive positioning and in recognition of significant outperformance both against the Company’s 2024 goals and against our peers, including record revenues of $65.9 billion (up 9% / 10% FX-adjusted(1) from 2023), $14.01 earnings per share (up 25% from 2023), and 60% 1-year Total Shareholder Return (outperforming the S&P Financials Index by 30 percentage points).

(1)	Refer to footnote 1 under “Financial Results” on page 1 for details regarding FX-adjusted information.

2024 CEO Compensation Mix

4%
Base Salary
27%
Annual Incentive Award (AIA)
69%
Long-Term Incentive Award (LTIA)
Performance RSUs (80% of LTIA)
Stock Options (20% of LTIA)
96%
AT RISK

CEO Total Compensation Year Over Year

2025 PROXY STATEMENT 47 •

Section 2: Compensation Governance and Pay Principles

Governance Practices

The Company’s executive compensation program is overseen by the Compensation and Benefits Committee with the advice and support of the Company’s independent compensation consultant, Semler Brossy, as well as the Company’s Management team. The following are key characteristics of the Company’s executive compensation program, which we believe best serve the interests of our shareholders and promote good governance.

WHAT WE DO

  Link a significant portion of pay to business and stock performance.

  Employ robust goal-setting processes to align goals with Company strategy.

  Bind cash incentives and equity awards to recoupment and forfeiture provisions.

  Apply clawback provisions for all NEOs in the event of a restatement or detrimental conduct.

  Recoup the CEO’s annual cash incentive award at the discretion of the Compensation and Benefits Committee if the Company does not achieve acceptable performance in the following year.

  Discourage imprudent risk-taking, including confirmation by the Chief Risk Officer that actual results were achieved within the Company’s Risk Appetite Framework.

  Maintain significant NEO stock ownership requirements.

  Cap annual cash incentive payment for NEOs (187.5% of target for significant outperformance).

  Prohibit executive officers from hedging Company stock or margining or pledging shares.

  Have double-trigger change-in-
control provisions.

WHAT WE DON’T DO

Pay dividends or dividend equivalents on Performance Restricted Stock Units granted to NEOs until they vest.	Provide excessive perquisites, benefits or severance benefits. Make excise tax gross-ups upon a change-in-control.	Maintain individual employment agreements or change-in-control arrangements. Reprice options.

Pay Principles

We believe our executive compensation program is thoughtful, consistent and continues to align with the Company’s business strategies.

WE ALIGN PAY WITH COMPANY PERFORMANCE...	WE LINK THE MAJORITY OF PAY TO LONG-TERM BUSINESS STRATEGIES AND KEY PRIORITIES...	WE MEASURE PERFORMANCE AGAINST CHALLENGING GOALS,...	WE DISCOURAGE IMPRUDENT RISK-TAKING...

...to support a long-term, high-performance business model.	...as reflected by our emphasis on performance-based incentives (96% of CEO’s pay) and stock ownership requirements.	...including effective risk management, established at the start of each performance cycle that are aligned with our key business priorities.	...by avoiding undue emphasis on any one metric or short-term goal.

We continue to review our pay principles with input from shareholders and regulators, including the Board of Governors of the Federal Reserve System (Federal Reserve) and the Office of the Comptroller of the Currency (OCC).

• 48 2025 PROXY STATEMENT

Section 3: Compensation Programs

The following table summarizes the key elements of our executive compensation program and demonstrates the program’s focus on annual and long-term incentive compensation that is closely aligned with Company performance and is sensitive to the Company’s stock performance. The Compensation and Benefits Committee periodically reviews executive compensation and may recommend adjustments driven by market data, performance and situations where there is a change in responsibility:

	Form of Payment	Performance Period	Description of Compensation Component	For More Information
Base Salary	Cash	Ongoing	¾ The fixed portion of total direct compensation ¾ Ensure appropriate balance between external market practice and internal alignment for executives with a comparable scope of responsibilities	Page 49
Annual Incentive Award (AIA)	Cash	One year

¾  Annual cash-denominated performance-
  based component of executive compensation,
  designed to recognize Company performance
  and individual performance

¾ Determined against a balanced set of goals
  across shareholder, customer, colleague and
  strategic categories as well as execution and
  risk management factors, approved by the
  Compensation and Benefits Committee

Page 49
Long-Term Incentive Award (LTIA)	80% Performance Restricted Stock Units (PRSUs)	Three years

¾ Align incentives with shareholder interests and
  the Company’s long-term financial objectives

¾ Granted annually with a 3-year cliff vesting period

¾ Vesting of awards contingent on relative ROE
  and relative TSR performance versus a set of
  performance peers

¾ Dividends are accrued on the target number of
  shares and are paid out after vesting

Page 51
	20% Stock Options (SOs)	Three years

¾ Align compensation earned with value
  shareholders receive over the same period of
  time, and thereby incentivizing strong sustained
  performance to maximize shareholder value
  creation

¾ Granted annually with a 3-year cliff vesting
  period and 10-year term

¾ Awards vest subject to positive cumulative net
  income over the 3-year performance period

2025 PROXY STATEMENT 49 •

Base Salary

Base salary is the fixed portion of total direct compensation for our executive officers, including the NEOs. Salaries are set at a level to provide competitive fixed pay reflective of an executive’s role, responsibilities and individual performance. The Compensation and Benefits Committee periodically reviews salaries as part of total compensation reviews; salary increases are not automatic or guaranteed.

Annual Incentive Award (AIA)

The AIA is structured to reflect specific and measurable Company goals, approved by the Compensation and Benefits Committee at the beginning of the year, including key objectives in four categories: Shareholder, Customer, Colleague and Strategic. Additionally, the Company’s risk management performance is reviewed in relation to the external economic and competitive environment and the Company’s Risk Appetite Framework. The Compensation and Benefits Committee believes each performance metric, along with strong risk management, are key drivers of Company performance and directly linked to shareholder value creation.

The Compensation and Benefits Committee uses the same Company Scorecard to determine annual incentives for all executives to promote an enterprise-wide focus. The 2024 Company Scorecard reflects the increased weighting of our Shareholder category from 45% to 60%, increasing the weight towards quantifiable financial objectives. The Scorecard below is based on the following metrics with intra-category metric weightings detailed for transparency:

SHAREHOLDER	CUSTOMER
Focuses on performance against our financial objectives and continuously driving value for our shareholders • Revenue Growth (50%) • Earnings per Share (25%) • Return on Equity (25%)	Emphasizes the importance of maintaining and building our relationships with customers across our integrated payments platform • Retention (50%) • Merchant Locations (50%)

COLLEAGUE	STRATEGIC
Focuses on building, retaining and motivating a best-in-class team necessary to execute our financial and strategic objectives • Talent Retention (50%) • Culture (50%)

Maintains focus on accomplishments related to our long-term goals and sustainable shareholder value creation with specific objectives relating to the following:

• Expand leadership in the premium consumer space

• Build on our strong position in commercial payments

• Build growth momentum in International

• Strengthen our global, integrated network

•  Uplift our processes and capabilities in support of the Company becoming a Category III Bank and growth towards Category II

RISK MANAGEMENT

To ensure a strong risk management framework and to maintain a safe and sound operating environment and business practices, the Company’s risk-taking and risk management activities are reviewed in relation to the external economic and competitive environment and the Company’s Risk Appetite Framework.

• 50 2025 PROXY STATEMENT

In determining AIA payouts, the Compensation and Benefits Committee considers Company performance against goals set at the beginning of the fiscal year along with individual performance and risk management. The design works as follows for each NEO, although implied payout ranges are based on the Compensation and Benefits Committee’s assessment and in no case may the Company performance multiplier exceed 150% of the target:

Company Performance

In assessing Company performance for our AIA, the Compensation and Benefits Committee considers performance of metrics in the Shareholder, Customer and Colleague categories, as well as the quantitative and qualitative impact of accomplishments in the Strategic category. Performance of metrics are evaluated relative to a 100% AIA achievement level. These 100% AIA achievement levels are set at the beginning of the year and represent the performance needed for Management to achieve target AIA payout. The performance of any single metric or category does not, itself, result in the achievement of a 100% Company Multiplier. Rather, the performance outcome ratings across all metrics and categories are weighted to arrive at an overall Company performance outcome. Based on this aggregate performance outcome, and in context of the macroeconomic environment and the Company’s risk management, the Compensation and Benefits Committee assigns a payout multiplier on a scale from “Well Below” (Committee Discretion, <70%) to “Significantly Outperform” (150%).

See the “2024 Performance Multiplier – Company” section on pages 54-57 for more information.

Individual Performance

In determining each NEO’s individual performance multiplier, the Compensation and Benefits Committee considers the CEO’s assessment of such NEO’s performance relative to their individual leadership contributions, as well as key quantitative and qualitative accomplishments against long-term strategic priorities. In addition, the Compensation and Benefits Committee considers how each executive embodied American Express’ Blue Box Values and Leadership Behaviors (Setting the Agenda, Bring Others With You and Doing It the Right Way) and managed risk. The CEO’s individual performance multiplier is determined through a formal annual review process involving the solicitation of formal feedback from each independent director on our Board at the end of each year.

See the “2024 Performance Multiplier – Individual” section on pages 57-59 for more information.

2025 PROXY STATEMENT   51 •

Long-Term Incentive Award (LTIA)

Our LTIA aligns NEOs’ interests with those of shareholders and establishes retention incentives through multi-year, performance-based vesting periods. The elements of the Company’s LTIA and their respective features are described in the table below:

Element	Key Metrics	Features

Performance Restricted Stock Units (80% of award)	¾ 3-year average ROE compared to LTIA Performance Peer Group ¾ 3-year TSR compared to LTIA Performance Peer Group	¾ 3-year cliff vesting period ¾ Vesting tied to 3-year relative ROE and TSR performance ¾ 0-120% of target shares awarded
Stock Options (20% of award)	¾ Positive cumulative net income	¾ 3-year cliff vesting period ¾ Vests subject to positive cumulative net income over the 3-year performance period ¾ 10-year term

Performance Restricted Stock Units (PRSU)

As a financial institution with a loan portfolio and fee income, we consider effective returns on capital to be a validation of high performance. The program requires top-quartile relative ROE for PRSUs to vest at target, and above target vesting is contingent on TSR performance being in the top third of our peer group regardless of our ROE performance. A median relative ROE performance would result in 80% vesting.

AXP Relative ROE Performance(1)	Vesting%(2)		Modifier: AXP Relative TSR Performance(1)	Impact to Vesting%

≥90th percentile (Maximum)	120%	&	67th Percentile or better of LTIA Performance Peer Group	None(3)
75th percentile (Target)	100%
50th percentile	80%		< 67th Percentile of LTIA Performance Peer Group	Cap at 100%
25th percentile	50%
<25th percentile (Threshold)	0%

(1)	Relative to the LTIA Performance Peer Group.

(2)	Straight-line interpolation applies if performance is between two points.

(3)	Relative TSR Performance in the 67th Percentile or better will not impact the relative ROE Performance vesting up to 120%.

LTIA Performance Peer Group

For the purposes of comparing our ROE and TSR performance, we use our LTIA Performance Peer Group. This group consists of S&P 500 companies subject to the Federal Reserve’s Comprehensive Capital Analysis and Review (CCAR). S&P 500 CCAR participating companies are included for performance comparisons as:

¾  They provide an applicable comparator group determined through an objective screening process

¾  They, like American Express, are subject to annual capital planning requirements as part of their CCAR reviews

¾  They have largely similar macroeconomic sensitivities as American Express

In addition to these companies, we also include three payments competitors: Mastercard, PayPal and Visa. In 2024, as part of its routine review of the LTIA Performance Peer Group, the Compensation and Benefits Committee determined to add Charles Schwab as a comparable peer subject to CCAR. Charles Schwab will only be included in the LTIA Performance Group for awards granted in 2025 and beyond.

¾ Bank of America	¾ Discover	¾ Mastercard	¾ Regions Financial

¾ BNY Mellon	¾ Fifth Third Bancorp	¾ M&T Bank	¾ State Street

¾ Capital One Financial	¾ Goldman Sachs	¾ Morgan Stanley	¾ Truist Financial

¾ Charles Schwab	¾ Huntington Bancshares	¾ Northern Trust	¾ U.S. Bancorp

¾ Citigroup	¾ JPMorgan Chase	¾ PayPal	¾ Visa

¾ Citizens Financial Group	¾ KeyCorp	¾ PNC Financial Services Group	¾ Wells Fargo

• 52 2025 PROXY STATEMENT

Section 4: Compensation Determination Process

Annual Compensation and Decision-Making Process

Our Compensation and Benefits Committee is responsible for assisting the Board in its oversight responsibilities related to executive compensation programs, including determining the payouts for the last completed fiscal year and setting the annual performance goals for the upcoming performance cycle for each of our executive officers including the CEO. Typically, the Compensation and Benefits Committee follows the key activities outlined below:

ESTABLISH	ASSESS	REVIEW	EVALUATE	APPROVE	FINALIZE

Establish metrics and goals for the current year and review prior year Company performance	Assess progress towards strategies relating to culture and key talent metrics	Review progress toward goals Review shareholder engagement inputs	Evaluate any updates to existing governance protocols Evaluate performance against goals set at the beginning of the year	Approve incentive awards for the CEO and other executive officers taking into consideration risk outcomes Approve the CD&A and Compensation Tables	Finalize target compensation for the CEO and other executive officers

Peer Group and Benchmarking

Our pay program is designed to reward achievement of financial and strategic goals and to attract, retain and motivate our leaders in a competitive talent market. The Compensation and Benefits Committee periodically examines pay practices and pay data for our Compensation Peer Group of 20 companies as a source of benchmarking data to better understand the competitiveness of our compensation program and its various elements. While the benchmarking data is used to assess the competitiveness of our compensation program, it is only one of a number of factors used to make final pay decisions. The Compensation Peer Group is different than our LTIA Performance Peer Group which is selected for industry and financial metric comparability to assess our relative financial performance in determining potential LTIA vesting.

How We Select the Company’s Compensation Peer Group

In selecting the current Compensation Peer Group, the Compensation and Benefits Committee identified prominent S&P 500 companies, with revenue levels similar to ours, in the following categories we primarily compete for talent with: (1) financial institutions; (2) iconic global consumer brands; and (3) payments and technology businesses. The Compensation and Benefits Committee, together with its independent compensation consultant, periodically reviews the Compensation Peer Group. Upon review in 2024, this group was determined to continue to be relevant and remains unchanged for the past eight years.

Compensation Peer Group for 2024

Financial Institutions ¾ Bank of America ¾ BNY Mellon ¾ BlackRock ¾ Capital One Financial ¾ Citigroup ¾ Goldman Sachs ¾ JPMorgan Chase ¾ Morgan Stanley ¾ U.S. Bancorp ¾ Wells Fargo	Iconic Global Consumer Brands ¾ Coca-Cola ¾ Colgate-Palmolive ¾ Nike ¾ PepsiCo ¾ Starbucks	Payment & Technology Businesses ¾ Cisco ¾ Discover ¾ Mastercard ¾ PayPal ¾ Visa

2025 PROXY STATEMENT 53 •

Role of the Independent Compensation Consultant

The Compensation and Benefits Committee is composed solely of independent directors. The Compensation and Benefits Committee is responsible for approving our executive officer compensation decisions. It has retained Semler Brossy as its independent compensation consultant to provide counsel on various compensation-related matters, including peer group selection and competitive market assessment, market insights and trends in executive compensation and Management’s proposed levels of compensation. The Compensation and Benefits Committee held five meetings over the course of 2024, all of which ended with executive sessions without Management present. During 2024, Semler Brossy attended Compensation and Benefits Committee and American Express National Bank board meetings, including certain executive sessions, and provided compensation advice independent of the Company’s Management. Semler Brossy does not engage in other work for the Company. The Compensation and Benefits Committee assessed the independence of Semler Brossy pursuant to SEC rules and concluded that their work did not raise any conflicts of interest.

• 54 2025 PROXY STATEMENT

Section 5: 2024 Compensation Decisions and Outcomes

2024 Annual Incentive Award

2024 Performance Multiplier – Company

As described in the AIA overview section, the Company Performance Multiplier is determined based upon performance in four categories: Shareholder, Customer, Colleague and Strategic. The Compensation and Benefits Committee evaluated the following results relative to 100% AIA achievement levels, which were set at the beginning of 2024 and then assessed in light of the relative context of actual Company and risk management performance for all NEOs.

For the Shareholder quadrant, in addition to presenting our 100% AIA achievement level, we present a comparative historical industry benchmark to give additional context for our performance. While all four categories are assessed against pre-established 100% AIA achievement levels, certain elements within the Customer and Colleague categories contain highly sensitive goals, the disclosure of which could cause significant competitive harm to American Express; in these instances, we have provided a summary.

See our 2024 Annual Report on Form 10-K for full discussion of the Company’s financial performance.

This category focuses on financial performance and driving value for our shareholders.

In 2023, the 100% AIA achievement levels for the Shareholder category were set well above the historical industry benchmarks in anticipation of macroeconomic tailwinds unique to post-pandemic growth. In 2024, the 100% AIA achievement levels were set at the historical industry benchmarks as post-pandemic tailwinds had subsided. To drive differentiated shareholder value creation, we continue to aspire to outperform the 100% AIA achievement levels.

For 2024, our performance across the Shareholder category yielded significant outperformance given that all three metrics outpaced Comparative Historical Industry Benchmarks:

• Record revenues of $65.9 Billion, up by 9% / 10% FX-Adjusted(1) YoY

• Grew EPS to $14.01, up by 25% versus the prior year and returned $7.9 billion of capital to our shareholders through both share repurchases and dividends, while continuing to invest in our customers and colleagues

• Continued to deliver strong returns of 35% ROE, driven by our spend and fee-led model

(1)	Refer to footnote 1 under “Financial Results” on page 1 for details regarding FX-adjusted information.
(2)	Comparative historical industry benchmark informed by median compound annual growth rates (CAGR) for the years 2017 to 2022.

2025 PROXY STATEMENT 55 •

This category emphasizes the importance of maintaining and building relationships with customers across our integrated payments platform.

The 100% AIA achievement levels for the Customer category are set at levels that maintain strong engagement with our customers, which can lead to higher billed business, revenue and earnings. For 2024, our performance across the Customer category resulted in an overall performance outcome of Outperform. While the Compensation and Benefits Committee evaluates performance against pre-established 100% AIA achievement levels for this category, certain elements contain highly sensitive information. Therefore, the 100% AIA achievement levels and 2024 Performance outcomes below are summarized to avoid competitive harm to the Company.

Metric (intra-category weight)	Link to Our Customers	100% AIA Achievement Level	2024 Performance	2024 Outcome

50% Retention	Retention measures our ability to maintain engagement with our Card Members and drives the ability to grow our Billed Business.	Mid-90%	High 90%	Outperform

50% Merchant Locations	The ability to expand our accepting merchant locations is critical to sustaining virtual parity coverage in the U.S. and continuing to grow international coverage.	Grow by ~5%	Significantly More than 5%	Significantly Outperform

This category focuses on building, retaining and motivating a best-in-class team to achieve our financial and strategic objectives.

The 100% AIA achievement levels for the Colleague category are set at levels that support our ability to build, retain and motivate a talented workforce and drive productivity, revenue, innovation and resilience. For 2024, performance across the Colleague category resulted in an overall performance outcome of Significantly Outperform. While the Compensation and Benefits Committee evaluates performance against pre-established 100% AIA achievement levels for this category, certain elements contain highly sensitive information. Therefore, the 100% AIA achievement levels and 2024 Performance outcomes below are summarized to avoid competitive harm to American Express.

Metric (intra-category weight)	Link to Enterprise Value	100% AIA Achievement Level	2024 Performance	2024 Outcome

50% Talent Retention	Retaining high performing and high potential talent enables implementation of our strategic business objectives	Achieve top-talent retention in line with historical retention across our Business Units	Retained top talent significantly above historical retention rates across Business Units and above external benchmarks	Significantly Outperform

50% Culture	Promoting a strong Company culture through high levels of colleague engagement to successfully execute our business strategies	Maintain strong colleague engagement favorability in line with external benchmarks	Achieved exceptional colleague engagement survey results well above external benchmarks, indicating continued strong Company culture and reinforcing our colleagues’ connection to the Company’s Blue Box Values	Significantly Outperform

• 56 2025 PROXY STATEMENT

This category focuses on accomplishments related to our long-term strategic goals and sustainable shareholder value creation.

For the Strategic category, 100% AIA achievement represents continued progress toward the strategic objectives we set at the beginning of 2024. Selected achievements are presented below, demonstrating the overall performance outcome of Outperform for the Strategic category.

2024 Outcome
Outperform

Continue to expand leadership in the premium consumer space

•  Continued to drive generational relevance, with approximately 75% of U.S. Consumer Gold and Platinum card acquisitions coming from Millennial & Gen-Z customers

•  Invested in enhanced benefits across card products, including refreshing the U.S. Consumer Gold Card and the Delta co-brand cards, and maintained strong retention levels

•  Enhanced our Membership Model with the acquisitions of Tock and Rooam, the launch of several new top-tier sponsorships and experiences, such as the multi-year global partnership with Formula 1, and the addition of two new Centurion lounges, bringing our total to 30 Centurion lounges globally

•  Grew the High Yield Savings account program with 17% growth in balances, and launch of new features on our Consumer Rewards Checking account

•  Continued to generate strong demand for premium products, increasing marketing spend year-over-year with strong investment returns with over 60% of new consumer account acquisitions on fee-paying products

•  Maintained best-in-class credit metrics and widened gap to peers supported by our premium strategy

Build on our strong position in commercial payments

• #1 U.S. Small Business Issuer by volume(1)

• 14% International SME & Large Corporate FX-adjusted billed business growth(2)

• Focused on driving organic growth from existing customers in SME to generate momentum

• Maintained strong new account acquisitions and customer retention

• Refreshed the U.S. Business Gold Card and Hilton and Delta business cards with enhanced value propositions

• Continued to scale our offerings beyond the card, including lending, checking and cashflow management products

• Maintained our leadership position with Large & Global clients

Build growth momentum in International

• 14% International Card Services FX-adjusted billed business growth(1)

• 23% international Millennial and Gen-Z consumer FX-adjusted billed business growth(1)

• Focused growth on top 15 countries where we operate outside the U.S.

• Refreshed over 40 products globally as we continue to maintain our differentiated, premium brand across international

• Accelerated the growth of the premium Consumer and Small Business Services (SBS) customer base through strong increases in customer acquisition

Strengthen our global, integrated network

•  Maintained virtual parity coverage in the U.S., with approximately 99% of credit-card accepting merchants able to accept American Express(3)

•  Continued to grow international coverage, reaching an average of 80% locations in force coverage across our top 12 international countries, with coverage in travel & entertainment categories well above 80%(4)

•  Continued to modernize and transform acquiring and network capabilities

Uplift our processes and capabilities in support of the Company becoming a Category III Bank and growth towards Category II

• Became a Category III bank and met key requirements in line with new regulatory standards

• Mobilized resources to make progress on additional requirements and to ensure we are well prepared for the migration to a Category II bank

• Invested significantly in uplifting our control management to support the Company’s growth

(1)	Source: The Nilson Report, May 2024 “Small Business Credit Cards” by Issuer for 2023, Argus Advisory, a TransUnion Company, data through November 2024, and internal calculations.
(2)	Refer to footnote 1 under “Financial Results” on page 1 for details regarding FX-adjusted information.
(3)	Source: Company internal data and The Nilson Report, February 2025.
(4)	Locations in force coverage is the number of merchants who are enabled to accept American Express as a percentage of all card-accepting merchants.

2025 PROXY STATEMENT   57 •

2024 Performance Multiplier – Company

When considered collectively and weighted across Shareholder, Customer, Colleague and Strategic categories, the 2024 performance resulted in an enterprise performance outcome of Significantly Outperform. Based on this enterprise-wide performance outcome, as well as the risk management assessment, the Compensation and Benefits Committee approved the 2024 Company Performance Multiplier of 140%. AIA payouts for 2024 performance occurred in February 2025.

Rating Category	Weight	Performance Outcome	=	2024 COMPANY PERFORMANCE OUTCOME Significantly Outperform Company Performance Multiplier: 140%
Shareholder	60%	Significantly Outperform
Customer	10%	Outperform
Colleague	10%	Significantly Outperform
Strategic	20%	Outperform

Performance Multiplier – Individual

The Compensation and Benefits Committee differentiates and rewards leadership performance through the individual multiplier. Factors considered in determining the appropriate individual multiplier for the NEOs included the assessment of risk-taking, risk management and performance against the Company’s leadership behaviors (Setting the Agenda, Bring Others With You and Doing It the Right Way). The CEO’s individual performance multiplier is also determined through a formal annual review process, including the development of formal objectives at the beginning of each year, and the solicitation of formal feedback from each independent director on our Board at the end of each year. The maximum individual performance multiplier for leadership performance is 125%.

The following is a summary description of each NEO’s individual performance highlights for fiscal year 2024.

S.J. Squeri Chairman and Chief Executive Officer

Individual Performance Highlights	Performance Multiplier

¾  Led a high-performing team focused on enterprise thinking and collaboration across the organization and senior leadership,
   navigating through a dynamic environment to deliver results that significantly outperformed the Company’s performance goals,
   continuing to grow the business and driving our strong financial results, including revenue growth of 9% reported, or 10%
   FX-adjusted(1), EPS of $14.01, up 25% year-over-year, higher than the company’s long-term growth aspirations, as well as ROE
  of 35%.

¾  Continued to advance and communicate the Company’s strategy and deliver on the Company’s strategic goals in its
  “Framework for Winning,” including expanding its leadership position with premium consumers, continuing to build on its strong
  position in commercial payments and growth momentum in international, strengthening its global integrated network and uplifting
  our processes and capabilities to drive sustained growth.

¾  Actively engaged with the financial community, investors, regulators, customers, colleagues, stakeholders and partners globally
  to communicate the Company’s long-term growth strategy and progress against it.

¾  Continued to prioritize the Company’s talent strategy by investing in key next-generation leaders, developing the depth and
  strength of the executive leadership team aligned to the Company’s strategic priorities, and ensuring the organization
   consistently demonstrated the Blue Box Values, which included strengthening the focus and culture of operational risk and
   control management across the Company.

125%
(1)	Refer to footnote 1 under “Financial Results” on page 1 for details regarding FX-adjusted information.

• 58 2025 PROXY STATEMENT

C.Y. Le Caillec Chief Financial Officer

Individual Performance Highlights	Performance Multiplier

¾  Maintained strong Capital and Liquidity positions and effectively engaged with U.S. regulatory bodies.

¾  Designed and effectively communicated a clear investment thesis and strong engagement plan with the financial
   community, significantly increasing CFO interactions with investors.

¾  Strengthened the Finance organization by investing in broad-based talent development, including creating the Finance Academy
   to develop and enhance learnings across the organization and reinforced a culture of collaboration across the Finance
   Leadership team.

¾  Successfully led the Company’s transition into a Category III bank, oversaw record level of resource deployment and maintained
   focus on operating expenses, while funding and optimizing Technology and Control and Compliance.

120%

D.E. Buckminster Vice Chairman

Individual Performance Highlights	Performance Multiplier

¾  Played an integral leadership role to inform and advise on the overall strategic direction of the Company, through exploring global
   growth opportunities and successfully leading key areas of the organization, including Global Strategic Partnerships, Global
   Advertising & Brand Management, Digital Labs and China strategy, which support our enterprise culture of digital innovation and
   collaboration.

¾  Strengthened enterprise strategic partnerships and created and explored new opportunities for business development across the
   Company.

¾  Successfully led Corporate Development organization through various acquisitions and divestitures, allowing for increased
   investments to continue to expand our leadership in the premium consumer space.

¾  Continued to ensure a strong conduct risk culture within the Company.

125%

A.D. Williams Former Group President, Enterprise Services and Former CEO American Express National Bank

Individual Performance Highlights	Performance Multiplier

¾  Developed and enhanced the strategy for Enterprise Services to lead and drive transformational change for the Company,
   creating greater efficiencies in servicing, more productivity in Technology, and greater adoption of digital capabilities by
   customers.

¾  Led American Express National Bank, the U.S. Banking operation of American Express, which accounts for approximately
   60 percent of the Company’s total billings and revenues.

¾  Strengthened the Enterprise Services organization by identifying and integrating key talent into critical senior leadership roles.

¾  Effectively engaged with U.S. regulatory bodies and partnered with senior leadership to develop plans and implement key
   strategies to improve the risk management culture across the Company.

120%

2025 PROXY STATEMENT 59 •

L.E. Seeger Chief Legal Officer

Individual Performance Highlights	Performance Multiplier

¾  Advised the Company across a range of legal, reputational and regulatory matters, including oversight of the Company’s global
   litigation strategy.

¾  Successfully enhanced and progressed compliance, conduct and governance excellence by facilitating collaboration and
   responding effectively to regulatory requests.

¾  Effectively chaired the enterprise Conduct Risk Committee to provide enterprise-wide legal and strategic guidance and advice
   with respect to Conduct Risk management and improved data and reporting capabilities to provide more effective investigations
   and training throughout the organization.

¾  Continued to deliver guidance and leadership to senior Management and the Board on the legal and governance ramifications of
   strategic matters including matters of global security.

125%

Summary of NEOs’ AIA for 2024

The following table summarizes the actual AIA paid to each NEO for the 2024 performance year (in thousands).

Name	Target AIA	x	Company Multiplier	x	Individual Multiplier	=	Actual AIA

Stephen J. Squeri	$6,000		140%		125%		$10,500

Christophe Y. Le Caillec	$2,350		140%		120%		$3,950

Douglas E. Buckminster	$4,000		140%		125%		$7,000

Anré D. Williams	$3,700		140%		120%		$6,200

Laureen E. Seeger	$2,925		140%		125%		$5,125

*

To comply with regulatory guidance that at least 50% of incentive compensation is deferred, Messrs. Buckminster ($50,000) and Williams ($200,000) had a portion of their 2024 AIA paid in the form of Restricted Stock Units (RSUs). These RSUs were granted in January 2025 and are deferred for three years from the grant date, subject to positive cumulative net income but not to continued employment. The AIA figures in the above table do not reflect this adjustment.

Summary of 2024 NEO LTIA Awards (Granted in January 2025)

Based on Company and individual performance in 2024, the Compensation and Benefits Committee granted the following long-term incentive awards in January 2025. Vesting of these awards is dependent on the achievement of the metrics described on page 51. The award amount for each NEO is as follows (in thousands):

	S.J. Squeri	C.Y. Le Caillec	D.E. Buckminster	A.D. Williams	L.E. Seeger

Performance Restricted Stock Units	$21,600	$4,560	$5,520	$4,640	$4,160

Stock Options	$5,400	$1,140	$1,380	$1,160	$1,040

Total	$27,000	$5,700	$6,900	$5,800	$5,200

• 60 2025 PROXY STATEMENT

Settlement of Performance RSUs Granted in January 2022

In January 2025, the Compensation and Benefits Committee determined and certified the Company’s actual results relative to its LTIA performance peer group over the three-year period ending on December 31, 2024. As illustrated below, based on the average three-year ROE performance at the 91st percentile and TSR performance at the 100th percentile, each relative to our peer group, the performance shares awarded to our NEOs vested at 120% of the target shares, representing the maximum payout under the program.

2025 Annual Target Direct Compensation

As discussed in the “Annual Compensation and Decision-Making Process” on page 52, the Compensation and Benefits Committee reviews target direct compensation each year. For 2025, the Compensation and Benefits Committee approved increases to target compensation levels for Messrs. Squeri and Le Caillec and Ms. Seeger. In approving compensation adjustments, the Compensation and Benefits Committee took into consideration the significant role and responsibility for these NEOs as well as other key factors, including Company growth, sustained strong Company and individual performance, and external market positioning. The Compensation and Benefits Committee took into account market benchmarks and perspectives on market pay levels as provided by its independent compensation consultant.

All compensation components except base salary are performance based (in thousands):

	S.J. Squeri	C.Y. Le Caillec	D.E. Buckminster	A.D. Williams	L.E. Seeger

Base Salary	$1,750	$950	$1,100	$1,000	$900

AIA(1)	$6,250	$3,250	$4,000	$3,700	$3,100

Performance Restricted Stock Units(2)	$21,600	$4,560	$5,520	$4,640	$4,160

Stock Options(3)	$5,400	$1,140	$1,380	$1,160	$1,040

Total Direct Compensation	$35,000	$9,900	$12,000	$10,500	$9,200

(1)	Actual AIA payout will be based on Company and individual performance in 2025 considering performance against pre-established goals.

(2)	Performance Restricted Stock Units cliff vest after three years based on relative ROE and relative TSR performance over the three-year period.

(3)	Stock Options cliff vest 100% after three years based on positive cumulative net income.

2025 PROXY STATEMENT 61 •

Section 6: Compensation Policies and Practices

Discouraging Imprudent Risk-Taking

Our executive compensation program is:

Structured to provide a balance of cash and stock; annual and long-term incentives; and varied performance measures over different time horizons

Designed to encourage the proper level of risk-taking consistent with our business model and strategies

Designed to be consistent with regulatory principles for safety and soundness

The following policies and procedures help discourage imprudent risk-taking:

Discouraging Imprudent Risk-Taking

Cross-Section of Metrics	We assess Company performance against a cross-section of key metrics and over multiple time frames to discourage undue focus on short-term results or on any one metric and to reinforce risk balancing in performance measurement. Our incentive plans are not overly leveraged (i.e., there is a cap on the maximum payout).

Annual Risk Goals	Our Chief Risk Officer reviews goals for safety and soundness in relation to the Company’s risk appetite and sets certain annual risk goals for the Company at the beginning of each year.

Monitoring of Risk	We continuously monitor relevant metrics, including credit risk and market risk metrics, performance against our risk appetite thresholds as well as material operational risk events on a regular basis. We assign control and compliance ratings to each business unit as part of our annual assessment of performance.

Adjustment of Compensation	At year-end, our Chief Risk Officer meets with the Compensation and Benefits Committee and certifies as to whether actual results were achieved with proper risk governance and oversight and whether the Company executed on its broad range of programs that help to avoid imprudent risk-taking. The Chief Risk Officer issues a year-end memorandum summarizing an overall assessment of the Company’s risk profile. If deemed necessary, risk adjustments are made to Company annual incentive funding levels as well as to individual incentive awards.

Deferred Incentive Compensation	At least 50% of total incentive compensation for executive officers is deferred for at least three years with performance-based payout.

Performance- Based Vesting	Performance Restricted Stock Units are used in place of time-based RSUs for the Company’s senior colleagues.

Stock Ownership Requirements	We have robust stock ownership requirements for our CEO and other NEOs.

•

2025 PROXY STATEMENT

Stock Ownership Guidelines
Our current stock ownership guidelines require the CEO and our other NEOs to own and maintain a substantial stake in the Company. The CEO and our other NEOs are required to accumulate shares (i.e., shares owned outright, excluding unvested/unearned shares and unexercised stock options) with a value equivalent to a target multiple of their base salary and to retain 50% of the net after-tax
shares received upon vesting or exercise of their equity awards until such guidelines are met. The specific requirements are shown in the diagram.
As of March 3, 2025, all of our NEOs own more than their required target number of shares.

Equity Grant Policy
The Compensation and Benefits Committee maintains a Policy Regarding Granting of Equity Awards (Equity Grant Policy). Under our Equity Grant Policy, the Compensation and Benefits Committee approves annual grants of equity awards to executive officers and certain other executives at a Committee meeting and effective three trading days after we have publicly announced our financial results for the most-recently ended fiscal year, or if such date is on or prior to the fourth Monday of January, then the trading day following the fourth Monday of January (Annual Grant Date). In addition to the annual grants of equity awards, equity awards may be granted at other times during the year to newly hired or promoted colleagues, and in other special circumstances. The Equity Grant Policy provides that only the Compensation and Benefits Committee may approve such “off-cycle” grants of equity awards to executive officers and certain other executives effective as of (1) the last trading day of April, July and October and (2) such day that is the Annual Grant Date (each, an off-cycle Grant Date).
Where awards are denominated by value, the number of shares subject to the award is determined using the closing price of our common stock on the NYSE on the applicable grant date. And for stock option grants, the exercise price is the closing price of our common stock on the NYSE on the applicable grant date. We do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

2025 PROXY STATEMENT

•

Clawback and Recoupment Policies
We seek to recover incentive-based compensation from any executive officer, certain other members of senior management and other colleagues under certain circumstances. The Company has three arrangements to clawback or cancel awards:

	Policy for the Recovery of Erroneously Awarded Compensation	Detrimental Conduct Provisions	Incentive Compensation Recoupment Policy

WHO	Current and former executive officers	Approximately 1,800 colleagues at Vice President level and above (including CEO and other NEOs)	All colleagues

WHEN	Applies when the Company is required to prepare an accounting restatement ¾ Applicable regardless of fault or involvement in issues that caused or partially caused the need for the restatement
Applies when colleagues engage in the following detrimental conduct:
¾
  Working for a named competitor (applies
   to approximately 640 colleagues)
¾
  Soliciting Company colleagues
   or customers
¾
  Denigrating the Company in the media or
   on social media
¾
  Engaging in other defined misconduct
   that leads to termination
¾
  Misappropriation of confidential
   information or trade secrets; or
¾
  Other detrimental conduct categories
   (e.g., material violation of the Code
   of Conduct)
Applies when the Company is required to prepare an accounting restatement: ¾ Colleagues engaged in fraud or misconduct that caused or partially caused the need for the restatement

WHAT	Recovery of the difference between the amount actually paid and what would have been paid based on the restated financial results
Forfeit unvested awards and repay the value of Incentive Compensation Plan (ICP) awards (including cash annual incentives for executive officers and including dividends/dividend equivalents paid on restricted stock/restricted stock units) that vested in the prior two years
Recovery of the difference between the amount actually paid and what would have been paid based on the restated financial results
In addition, the cash portion of the CEO’s AIA is subject to recoupment at the discretion of the Compensation and Benefits Committee if the Company does not achieve acceptable performance in the following year.

• 64 2025 PROXY STATEMENT

Perquisites

We provide limited perquisites to support our objective to attract and retain talent for key positions, as well as to address security concerns. For the CEO, the Company’s security policy includes home security and also requires him to use, for all travel purposes, to the maximum extent practicable, the automobiles and aircraft provided by the Company. In 2024, home security was also provided to the CEO of AENB in accordance with the Company’s security policy. The Company periodically reviews its security policy as needed to address security concerns. Our Vice Chairman is permitted personal use of Company aircraft in accordance with the terms of a time-sharing agreement entered into with the Company. The Compensation and Benefits Committee periodically reviews and approves the terms of any time-sharing agreements entered with the Company in addition to any amendments to those agreements. From time to time, and along with proper approvals in accordance with applicable Company policies, certain of the other NEOs are permitted personal use of the aircraft. Our NEOs are also eligible to receive certain benefits available to all other colleagues with a corporate card including Membership Reward points which are available for personal use.

Post-Employment Compensation

Retirement Benefits

NEOs receive retirement benefits through the following plans:

¾	Retirement Savings Plan (RSP): A qualified 401(k) savings plan available to all eligible U.S. colleagues.

¾	Retirement Plan: A defined-benefit cash balance retirement plan for eligible U.S. colleagues. Benefit accruals were discontinued in 2007.

¾

Retirement Restoration Plan (RRP): A U.S. non-qualified savings plan that makes up for RSP and Retirement Plan benefits that would otherwise be lost as a result of contribution limits for qualified plans under U.S. law.

¾	Deferral Plan: Allows U.S. NEOs to defer a portion of their base salary and AIA payout. The annual deferral limit is equal to one times the NEO’s base salary.

NEO retirement benefits are more fully described under Retirement Plan Benefits on page 72 and under Non-Qualified Deferred Compensation on pages 73-74.

Severance: Senior Executive Severance Plan

The Compensation and Benefits Committee must pre-approve severance for the Company’s executive officers. Under the Senior Executive Severance Plan, executive officers who are terminated for reasons that make them eligible for severance receive cash severance benefits equal to one and one-half years of base salary and target AIA. We also provide pro rata AIA payment for the year of termination, calculated based on the number of days the executive officer was employed during the calendar year prior to the commencement of severance, at the discretion of the Compensation and Benefits Committee. Equity awards issued under the ICP continue to vest and certain benefits continue during the severance period, unless the executive begins full-time, outside employment. U.S.-based executive officers who are age 65 or older are not eligible for severance, unless the Compensation and Benefits Committee specifically approves severance for such an executive.

To protect shareholders and our business model, executives are required to comply with non-compete, non-solicitation, confidentiality and non-denigration provisions during the period of time they are receiving severance. Our uniform severance plan helps to avoid special treatment and provides an important enforcement mechanism for these protections.

Tax Treatment

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limit the deductibility of compensation paid to our NEOs to $1 million per year. The Compensation and Benefits Committee maintains the flexibility to pay non-deductible incentive compensation, as we believe it is important to consider all relevant factors to attract, retain and reward our executives for their contributions to the Company’s success.

2025 PROXY STATEMENT 65 •

Section 7: Report of the Compensation and Benefits Committee

The Compensation and Benefits Committee has reviewed and discussed the CD&A with Management. Based on its review and discussion, it recommended to the Board, and the Board approved, the inclusion of the CD&A in this Proxy Statement.

COMPENSATION AND BENEFITS COMMITTEE(1)

John J. Brennan, Chair Theodore J. Leonsis Charles E. Phillips	Lynn A. Pike Daniel L. Vasella

Compensation Tables

Note Regarding Total Direct Compensation Decisions and Summary Compensation Table

It is important to recognize that the way the Compensation and Benefits Committee presents total direct compensation is different from the SEC-required disclosure in the Summary Compensation Table on the following page and is not a substitute for the information in that table.

In summary, the main difference between the Summary Compensation Table and total direct compensation is the timing of disclosure related to equity awards. The chart below details this methodology.

		Summary Compensation Table*	Total Direct Compensation

Concept and Purpose		Uses SEC methodology, which includes a mix of both cash compensation actually earned during 2024 and estimated value of equity granted in 2024 SEC-mandated compensation disclosure	Includes only pay that is awarded based on 2024 performance and reflects the Compensation and Benefits Committee’s January 2025 compensation decisions for equity awards

Calculated as a sum of:	Base salary	¾ Base salary paid in 2024	¾ Base salary set for 2024

	Annual bonus	¾ Annual cash bonus earned for 2024 performance, excluding any incentive deferred into equity	¾ Total annual bonus (AIA) awarded for 2024 performance, regardless of form of payment (i.e., cash or equity)

	Equity awards	¾ Accounting value of equity awards granted in 2024 (Performance Restricted Stock Units, Restricted Stock Units and Stock Options as applicable)	¾ Grant date value of equity awards (Performance Restricted Stock Units and Stock Options) granted in January 2025 for performance year ending 2024

*

The SEC rules also require disclosure of additional elements of compensation beyond the ones mentioned in this table, such as future pay opportunities for pension benefits, perquisites and all other compensation.

(1)	Reflects 2024 Compensation and Benefits Committee Membership.

• 66 2025 PROXY STATEMENT

Summary Compensation Table

The following Summary Compensation Table summarizes the compensation of our NEOs for the year ended December 31, 2024, using the SEC-required disclosure rules. It is important to recognize that 2024 total direct compensation determined by the Compensation and Benefits Committee is different than the amounts disclosed below. See page 65 for key differences between the Summary Compensation Table and total direct compensation awarded by the Compensation and Benefits Committee for 2024 Performance.

Name and Principal Position	Year	Salary	Bonus(2)	Stock Awards(3),(4)	Option Awards(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total

S.J. Squeri	2024	$1,500,000	$10,500,000	$19,762,638	$4,449,938	$63,027	$888,802	$37,164,405

Chairman and CEO	2023	$1,500,000	$9,750,000	$19,287,280	$4,449,964	$64,534	$625,127	$35,676,905

	2022	$1,500,000	$10,312,500	$16,834,744	$18,799,985	$3,393	$579,009	$48,029,631

C.Y. Le Caillec(1)	2024	$750,000	$3,950,000	$3,908,131	$879,983	N/A	$155,030	$9,643,144

Chief Financial Officer	2023	$719,129	$2,650,000	$2,708,888	$0	N/A	$167,137	$6,245,154

D.E. Buckminster	2024	$1,100,000	$6,950,000	$6,128,644	$1,379,948	$45,883	$443,728	$16,048,203

Vice Chairman	2023	$1,100,000	$6,500,000	$6,281,184	$1,379,970	$49,235	$301,189	$15,611,578
	2022	$1,100,000	$7,200,000	$6,288,477	$1,379,956	$0	$214,716	$16,183,150

A.D. Williams	2024	$1,000,000	$6,000,000	$5,151,556	$1,159,952	$13,731	$265,071	$13,590,310

Former Group President, Enterprise Services and Former CEO of AENB	2023	$1,000,000	$5,750,000	$5,265,119	$1,159,960	$32,903	$173,996	$13,381,978
	2022	$1,000,000	$6,037,500	$5,376,343	$5,659,955	$0	$170,980	$18,244,778

L.E. Seeger	2024	$875,000	$5,125,000	$4,174,467	$939,957	N/A	$155,660	$11,270,084

Chief Legal Officer	2023	$875,000	$4,500,000	$4,274,053	$939,950	N/A	$155,480	$10,744,483
	2022	$872,917	$4,900,000	$4,314,238	$4,439,975	N/A	$152,953	$14,680,083

(1)	Mr. Le Caillec became an NEO in 2023; therefore, no disclosure is included for Mr. Le Caillec for 2022.

(2)

The amounts in this column reflect AIA cash payments for annual performance. For Messrs. Buckminster and Williams, the amount for 2024 excludes the portion of AIA that was made in the form of RSUs granted in January 2025 to comply with regulatory guidance that at least 50% of incentive compensation is deferred. Payment of these RSUs is deferred for three years from the grant date, subject to positive cumulative net income performance but not to continued employment. The amounts excluded (and awarded in RSUs) are as follows: Messrs. Buckminster ($50,000) and Williams ($200,000).

(3)

Represents the aggregate grant date fair value of the awards pursuant to FASB ASC Topic 718, Compensation – Stock Compensation. Additional details on accounting for stock-based compensation for 2024 can be found in Note 10 Stock Based Compensation, to our Consolidated Financial Statements contained in our 2024 Annual Report on Form 10-K.

(4)

For each executive’s stock award for 2024, the maximum value as of the grant date, assuming the highest level of performance will be achieved and based on the closing price of the Company’s common shares on the NYSE on the grant date, is as follows: Messrs. Squeri ($21,359,780), Le Caillec ($4,223,971), Buckminster ($6,623,938), and Williams ($5,567,885) and Ms. Seeger ($4,511,832).

(5)

The amounts in this column reflect the actuarial increase or decrease in the present value of the NEOs’ benefits under all defined benefit pension plans established by the Company. The amounts reflect the impact of changes in interest rates and the NEOs’ changes in age during the year which are used to measure the present value. Mr. Le Caillec and Ms. Seeger are not eligible to participate in the defined benefit plan due to their employment commencement dates in the U.S.

(6)	See the All Other Compensation table on the following page for additional information.

2025 PROXY STATEMENT 67 •

All Other Compensation

Name	Year	Perquisites and Other Personal Benefits(1)	Tax Payments/ Reimbursements(2)	Company Contributions to Defined Contribution Plans(3)	Executive Life Insurance(4)	Total

S.J. Squeri	2024	$645,574	N/A	$240,000	$3,228	$888,802

C.Y. Le Caillec	2024	$12,380	$14,910	$120,000	$7,740	$155,030

D.E. Buckminster	2024	$113,903	$150,959	$176,000	$2,866	$443,728

A.D. Williams	2024	$97,331	N/A	$160,000	$7,740	$265,071

L.E. Seeger	2024	$3,780	N/A	$140,000	$11,880	$155,660

(1)	See the “Perquisites and Other Personal Benefits” table below for additional information regarding the components of this column.

(2)

For Mr. Le Caillec, who was on international assignment in New York from France which ended on December 31, 2020 when he permanently moved to New York, trailing tax equalization payments or reimbursements have been made and recorded following his permanent move to New York in 2020 in order to address any foreign tax obligations relating to income received, awarded or earned during his assignment. For Mr. Buckminster, who was on international assignment in London until June 2014, trailing tax equalization payments or reimbursements have been made and recorded following the termination of his assignment in 2014 in order to address any foreign tax obligations relating to income received, awarded or earned during his assignment. Tax refunds relating to the assignment period under tax equalization associated with prior years are anticipated to be received by American Express in calendar year 2025 due to foreign tax credit claims on income received by Mr. Buckminster.

(3)	This column reflects Company contributions to the NEOs’ accounts under the Company’s RSP and RRP-RSP. See pages 72-74 for a further description of the RSP and the RRP-RSP.

(4)	This column reflects income imputed to the NEOs under the Company’s executive life insurance program.

Perquisites and Other Personal Benefits

Name	Year	Local and Other Travel Benefits(1)	Personal Use of Company Aircraft(1),(2)	Personal Security(3)	International Assignment/ Relocation(4)	Other Benefits(5)	Total

S.J. Squeri	2024	$52,424	$272,140	$317,230	$0	$3,780	$645,574

C.Y. Le Caillec	2024	N/A	$0	N/A	$8,600	$3,780	$12,380

D.E. Buckminster	2024	N/A	$105,303	N/A	$8,600	$0	$113,903

A.D. Williams	2024	N/A	$0	$93,551	$0	$3,780	$97,331

L.E. Seeger	2024	N/A	$0	N/A	$0	$3,780	$3,780

(1)

Local travel allowance only applies to Mr. Squeri. The Company’s security policy requires the CEO to use, to the maximum extent practicable for all travel, the automobiles and aircraft provided by the Company to executives for business travel. The calculation of the incremental cost for personal use of Company-owned automobiles and aircraft is based on the variable cost to the Company of operating the automobiles and aircraft and includes, among other things, fuel costs, maintenance costs and, in the case of aircraft, landing and ground handling fees and trip-related crew costs for hotels and meals. The calculation does not include fixed costs that would have been incurred regardless of whether there was any personal use of the automobiles or aircraft (e.g., purchase costs and depreciation, driver and flight crew fixed salaries and benefits, insurance costs, etc.)

(2)

The CEO and the Vice Chairman’s personal use of Company aircraft is limited to $275,000 and $110,000 per year, respectively, and the CEO and Vice Chairman are required to reimburse the Company for any incremental costs in excess of those amounts per year for travel on Company aircraft that is determined under applicable SEC rules to be personal use.

(3)

The amounts in this column include costs associated with home security and security during personal trips for Mr. Squeri in accordance to the Company’s security policy. In 2024, home security was extended to Mr. Williams in 2024 in accordance with the Company’s security policy. We expect that security costs will increase in 2025.

(4)

For Mr. Le Caillec, the amounts shown include international tax and reporting services (not payments or reimbursements) in connection with his localization to the U.S. from France. For Mr. Buckminster, the amounts shown include international tax and reporting services (not payments or reimbursements) in connection with his repatriation to the U.S. due to trailing tax liabilities. The services provided to Messrs. Le Caillec and Buckminster are provided to all colleagues on international assignment.

(5)

This column reflects the aggregate amount of other perquisites and personal benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of all perquisites and other personal benefits reported for the NEO. In 2024, these other benefits consisted of office parking. The Company generally incurs no incremental cost for the provision of such additional benefits.

• 68 2025 PROXY STATEMENT

Grants of Plan-Based Awards

The following table provides information on awards granted to each of our NEOs.

Name	Award Type(1)	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Exercise Price or Base Price of Option Awards ($/sh)(1)	Grant Date Fair Value of Stock and Option Awards ($)(3)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

S.J. Squeri	AIA		1/23/2024	$ 0	$6,000,000	$11,250,000

	SO	1/31/2024	1/23/2024					64,849		$200.74	$4,449,938

	PRSU	1/31/2024	1/23/2024				0	88,671	106,405		$19,762,638

C.Y. Le Caillec	AIA		1/23/2024	$ 0	$2,350,000	$4,406,250

	SO	1/31/2024	1/23/2024					12,824		$200.74	$879,983

	PRSU	1/31/2024	1/23/2024				0	17,535	21,042		$3,908,131

D.E. Buckminster	AIA		1/23/2024	$ 0	$4,000,000	$7,500,000

	SO	1/31/2024	1/23/2024					20,110		$200.74	$1,379,948

	PRSU	1/31/2024	1/23/2024				0	27,498	32,997		$6,128,644

A.D. Williams	AIA		1/23/2024	$ 0	$3,700,000	$6,937,500

	SO	1/31/2024	1/23/2024					16,904		$200.74	$1,159,952

	PRSU	1/31/2024	1/23/2024				0	23,114	27,736		$5,151,556

L.E. Seeger	AIA		1/23/2024	$ 0	$2,925,000	$5,484,375

	SO	1/31/2024	1/23/2024					13,698		$200.74	$939,957

	PRSU	1/31/2024	1/23/2024				0	18,730	22,476		$4,174,467

(1) Award types

Annual Incentive Award (AIA): The AIA is an annual cash-denominated performance-based component of executive compensation. Performance is measured against measurable goals and actual amounts paid are based on 2024 performance. Additional information regarding how the payout amounts for these awards are determined is on page 50.

Stock Options (SO): Options have a ten-year term and 100% of these shares become exercisable on the third anniversary of the grant date, subject to continued employment (with limited exceptions) and positive cumulative net income over the three-year vesting period. The exercise price of these awards is the closing price of the Company’s common shares on the NYSE on the grant date.

Performance Restricted Stock Units (PRSU): These awards vest on the third anniversary of the grant date subject to continued employment (with limited exceptions) and based on relative ROE and relative TSR performance during the performance period. See page 51 for additional information on our Performance Restricted Stock Unit program.

(2) Estimated future payouts under non-equity/equity incentive plan awards

The amounts shown under these columns represent potential threshold, target and maximum payouts for achievement of performance levels for awards granted.

AIA: Actual annual cash incentive payout amounts are determined by Company performance and an individual performance multiplier, ranging from 0% to 187.5% of target levels.

PRSU: Actual number of shares that vest is determined by relative ROE and relative TSR multipliers, ranging from 0% to 120% of target levels.

(3) Grant date fair value of stock awards

Represents the aggregate grant date fair value of the awards pursuant to FASB ASC Topic 718, Compensation – Stock Compensation. Additional details on accounting for stock-based compensation can be found in Note 10, Stock-Based Compensation, to our Consolidated Financial Statements contained in our 2024 Annual Report on Form 10-K.

2025 PROXY STATEMENT 69 •

Outstanding Equity Awards at Fiscal Year-End 2024

	Option Awards								Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(a)

S.J. Squeri	1/31/2024				64,849	(1)	$200.74	1/31/2034	106,405	(b)	$31,579,940

	2/1/2023				74,129	(1)	$173.61	2/1/2033	123,033	(b)	$36,514,964

	10/31/2022				299,401	(2)	$148.45	10/31/2029

	1/28/2022				68,716	(1)	$177.06	1/28/2032	103,015	(b)	$30,573,822

	1/29/2021	90,766	(1)	—			$116.26	1/29/2031

	1/29/2020	112,272	(1)	—			$131.68	1/29/2030

C.Y. Le Caillec	1/31/2024				12,824	(1)	$200.74	1/31/2034	21,042	(b)	$6,245,055

	2/1/2023								17,280	(b)	$5,128,531

	1/28/2022								9,318	(b)	$2,765,489

D.E. Buckminster	1/31/2024				20,110	(1)	$200.74	1/31/2034	32,997	(b)	$9,793,180

	2/1/2023				22,988	(1)	$173.61	2/1/2033	38,154	(b)	$11,323,726

	2/1/2023								1,728	(c)	$512,853

	1/28/2022				24,954	(1)	$177.06	1/28/2032	37,410	(b)	$11,102,914

	1/28/2022								988	(c)	$293,229

	1/29/2021	36,932	(1)	—			$116.26	1/29/2031

	1/29/2020	45,683	(1)	—			$131.68	1/29/2030

	1/29/2019	41,078	(1)	—			$100.96	1/29/2029

	4/30/2018	8,093	(1)	—			$98.75	4/30/2028

	1/23/2018	18,237	(1)	—			$97.98	1/23/2028

	1/24/2017	20,918	(1)	—			$77.43	1/24/2027

	1/26/2016	23,505	(1)	—			$55.09	1/26/2026

A.D. Williams	1/31/2024				16,904	(1)	$200.74	1/31/2034	27,736	(b)	$8,231,767

	2/1/2023				19,323	(1)	$173.61	2/1/2033	32,071	(b)	$9,518,352

	2/1/2023								1,368	(c)	$406,009

	10/31/2022				89,820	(2)	$148.45	10/31/2029

	1/28/2022				20,976	(1)	$177.06	1/28/2032	31,446	(b)	$9,332,858

	1/28/2022								1,341	(c)	$397,995

• 70 2025 PROXY STATEMENT

	Option Awards							Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(a)

L.E. Seeger	1/31/2024			13,698	(1)	$200.74	1/31/2034	22,476	(b)	$6,670,652

	2/1/2023			15,658	(1)	$173.61	2/1/2033	25,988	(b)	$7,712,979

	2/1/2023							1,152	(c)	$341,902

	10/31/2022			69,860	(2)	$148.45	10/31/2029

	1/28/2022			16,998	(1)	$177.06	1/28/2032	25,482	(b)	$7,562,803

	1/28/2022							847	(c)	$251,381

Exercisability of option awards and vesting of stock awards is subject to continuous employment by the Company, except as noted below. Unvested awards may vest upon death, disability, termination, retirement or change in control of the Company as described on pages 75-78.

Notes Relating to Option Awards

(1)

These SOs vest 100% on the third anniversary of the grant date, subject to positive cumulative net income and continued employment (with limited exceptions) over the three-year performance period starting with the year of grant.

(2)

These Performance Stock Options (PSOs) (2022 Special Award) vest 75% on October 31, 2025 and 25% on October 31, 2026 and have a term of seven years, an exercise price equal to the closing price on the grant date and vest subject to (i) an absolute TSR goal of 40 percent above baseline TSR during the four-year period beginning on the grant date (based on a 20 consecutive trading average price), (ii) positive cumulative GAAP net income for the three-year period Q3 2022 through Q2 2025 (with respect to 75 percent of the options) and the four-year period Q3 2022 through Q2 2026 (with respect to 25 percent of the options), and (iii) time-based service requirements (75% after 3 years, 25% after 4 years) assuming the performance conditions have been met. No options may be exercised until on or after October 31, 2026.

Notes Relating to Stock Awards

(a)	The market value of the stock awards is based on the closing price per share of our stock on December 31, 2024, which was $296.79.

(b)

These awards vest on the third anniversary of the grant date, subject to continued employment (with limited exceptions) and the Company’s relative ROE and TSR, as compared to the Company’s Performance Peers listed on page 51. The number of awards shown is based on the trend in performance and projected payout as of December 31, 2024.

(c)	These awards will be payable on the third anniversary of the grant date subject to positive cumulative net income and are not subject to continued employment.

2025 PROXY STATEMENT 71 •

Option Exercises and Stock Vested in 2024

The following table contains information about exercises of Stock Options by the NEOs and shares acquired by the NEOs upon the vesting of Performance RSUs, in each case during 2024.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

S.J. Squeri	170,632	$31,868,185	115,740	$23,313,508

C.Y. Le Caillec	8,000	$1,904,410	8,231	$1,657,970

D.E. Buckminster	130,420	$18,522,064	47,093	$9,485,943

A.D. Williams	107,256	$16,317,564	44,459	$9,170,831

L.E. Seeger	61,611	$5,433,533	35,120	$7,074,222

(1)	Amounts reflect the difference between the exercise price of the SO and the market price of our common stock at the time of exercise.

(2)	Amounts reflect the market value of our common stock on the day on which the PRSUs vested.

• 72 2025 PROXY STATEMENT

Retirement Plan Benefits

The table below shows the present value of accumulated benefits (PVAB) payable to each of the NEOs under the American Express Retirement Plan (Retirement Plan) and the Retirement Plan component of the American Express Retirement Restoration Plan (RRP-Retirement Plan), a nonqualified plan, except for Mr. Le Caillec and Ms. Seeger who are not eligible to participate in these plans due to their employment commencement dates.

Pension Benefits 2024

Name	Plan Name	Number of Years Credited Service (#)	PVAB ($)(1)	Payments During Last Fiscal Year ($)

S.J. Squeri	Retirement Plan	39	$461,160	$0

	RRP-Retirement Plan		$862,403	$0

	Total		$1,323,563	$0

D.E. Buckminster	Retirement Plan	38	$412,794	$0

	RRP-Retirement Plan		$536,170	$0

	Total		$948,964	$0

A.D. Williams	Retirement Plan	34	$275,668	$0

	RRP-Retirement Plan		$207,401	$0

	Total		$483,069	$0

(1)	PVAB was determined using the same measurement date (December 31, 2024) and assumptions as used for financial reporting purposes:

¾	Discount rate equal to 5.55%

¾	Pri-2012 Mortality Table projected with MP-2021 longevity improvements

¾	Retirement age is assumed to be the normal retirement age as defined in the plan (age 65)

¾	Form of payment is the value of the cash balance account payable as a lump-sum distribution upon retirement

Retirement Plan: Messrs. Squeri, Buckminster and Williams participate in the Retirement Plan, which is a defined benefit cash balance retirement plan for eligible U.S. colleagues. Benefit accruals were discontinued in the Retirement Plan since 2007, and the Plan continues to credit participants with interest on their outstanding account balances. The Retirement Plan sets the interest rate each year based on the average of the interest rates for certain five-year U.S. Treasury Notes, with a minimum interest rate of 5%. The maximum interest rate is the lower of 10% or the applicable interest rate specified in the Retirement Plan. For 2024, the interest rate is 5%.

RRP-Retirement Plan: Messrs. Squeri, Buckminster and Williams also participate in the Retirement Plan and have a Retirement Plan-related account for benefits that could not be provided under the Retirement Plan as a result of IRS limitations on tax-qualified plans. RRP-Retirement Plan benefits accrued and vested in a similar manner to benefits under the Retirement Plan. Benefit accruals were discontinued in the RRP-Retirement Plan since 2007, and the Plan continues to credit participants with interest on their outstanding account balances at the same interest rate as the Retirement Plan. Participants may elect to receive payment of their RRP-Retirement Plan benefits in either a lump sum or annual installments over a period of five, ten or fifteen consecutive years. Lump-sum payments are made on or about the January 1 or July 1 that is at least six months following the participant’s separation from service and installment payments commence on or about the July 1 of the calendar year following the year in which the participant separates from service.

2025 PROXY STATEMENT 73 •

Non-Qualified Deferred Compensation

The following table shows the executive or Company contributions, earnings, withdrawals and account balances for the NEOs in the RSP portion of the RRP (RRP-RSP) accounts and the Deferral Plan. These programs are unfunded, unsecured deferred compensation programs.

Non-Qualified Deferred Compensation 2024

Name	Plan Name	Executive Contributions in Last FY	Company Contributions in Last FY(1)	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(3)

S.J. Squeri	RRP-RSP	N/A	$228,500	$1,433,213	$0	$9,656,093

	Deferral Plan	$1,502,964	N/A	$1,595,042	$164,843	$13,882,047

	Total	$1,502,964	$228,500	$3,028,255	$164,843	$23,538,140

C.Y. Le Caillec	RRP-RSP	N/A	$92,400	$20,209	$0	$348,913

	Deferral Plan	$162,500	N/A	$36,818	$0	$496,814

	Total	$162,500	$92,400	$57,027	$0	$845,727

D.E. Buckminster	RRP-RSP	N/A	$148,400	$87,135	$0	$2,653,621

	Deferral Plan	$1,100,000	N/A	$1,420,722	$367,066	$15,793,145

	Total	$1,100,000	$148,400	$1,507,857	$367,066	$18,446,766

A.D. Williams	RRP-RSP	N/A	$132,400	$151,817	$0	$3,076,580

	Deferral Plan	$100,000	N/A	$389,156	$0	$2,941,692

	Total	$100,000	$132,400	$540,973	$0	$6,018,272

L.E. Seeger	RRP-RSP	N/A	$112,400	$94,171	$0	$1,535,039

	Deferral Plan	$87,500	N/A	$370,844	$0	$2,359,855

	Total	$87,500	$112,400	$465,015	$0	$3,894,894

(1)	The amounts in this column represent a portion of the amount included in the “All Other Compensation” table on page 67.

(2)

Earnings on RRP-RSP and Deferral Plan balances are determined based on hypothetical investment of those account balances at the direction of the participant in the investment options available under the RSP (other than the self-directed brokerage account and the Company Stock Fund). In addition to the investment options in the RSP, a Market Interest Rate option is available for pre-2011 Deferral Plan balances only. The Market Interest Rate option earns a rate of return based on the SEC defined market rate for deferred compensation for the year, which is 120% of the long-term Applicable Federal Rate for December of the preceding year. There are no above-market earnings for the Deferral Plan; therefore, no earnings are reported in the Summary Compensation Table.

(3)

Of the total amounts shown in this column, the following amounts have been reported as “Salary,” “Bonus” or “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table” in this Proxy Statement and prior years’ proxy statements: for Messrs. Squeri, $9,716,320; Le Caillec, $299,265; Buckminster, $5,469,890; and Williams, $1,133,639 and for Ms. Seeger, $976,040. The amounts in the preceding sentence do not include: 1) amounts deferred by each executive before becoming an NEO and in subsequent years in which the executive was not an NEO; and 2) amounts reported in prior years’ proxy statements as above-market earnings on deferred compensation.

RSP: All U.S. active participants, including the NEOs, are immediately 100% vested in the Company matching contribution, which is generally up to 6% of total pay (base pay and eligible incentive pay capped at one times base pay). The Company makes an annual fixed rate contribution for eligible U.S. colleagues at 2% of total pay for manager-level colleagues and above (including NEOs). Company fixed rate contributions generally vest on the third anniversary of a colleague’s service with the Company.

• 74 2025 PROXY STATEMENT

For Company colleagues who commenced their employment prior to April 1, 2007, an additional conversion contribution of up to 8% of total pay was generally also contributed. The percentage was based on an individual’s projected age and service as of December 31, 2008. Conversion contributions stopped at the end of 2017 for certain executives including the NEOs and stopped at the end of 2018 for all other colleagues.

RRP-RSP: Each RRP participant has an RRP-RSP account for benefits that cannot be provided under the RSP as a result of IRS limitations on U.S. tax-qualified plans. The Company matches colleague contributions in the RRP-RSP account up to 6% of total pay in excess of IRS compensation limits, only to the extent the colleague voluntarily defers compensation under the Company’s Non-Qualified Deferral Plan (Deferral Plan). Conversion contributions in the RRP-RSP were stopped as described above for the RSP. Compensation for RRP-RSP account purposes includes the same components of compensation as for the RSP, as well as the value of base pay and annual cash incentive amounts deferred by a participant under the Deferral Plan. Participants may elect to receive payment of their RRP-RSP benefits in either a lump sum or annual installments over a period of five, ten or fifteen consecutive years.

Participants are allowed to make a one-time change to the form of payment for their RRP-RSP benefits so long as the change is made at least one year before the participant’s separation from service and the payment commencement date is delayed by at least five years. The payment election and any one-time change to the payment election apply to both the RRP-Retirement Plan and RRP-RSP balances. New participants will have a default lump-sum election for contributions attributable through the first full year of participation, which is not subject to any one-time change.

Deferral Plan: As part of planning for retirement or other long-term financial needs, the Company provides the U.S. NEOs and certain other senior level U.S. paid colleagues with an annual opportunity to defer a portion of their base salary or cash annual incentive award up to one times their base salary. Under the Deferral Plan, certain participants may elect for payment to commence upon separation from service or a specified date at least five years after deferral, but not later than separation from service, and to receive payment in either a lump sum or annual installments over a period of five, ten or fifteen consecutive years. For 2007 and prior years, participants were able to defer receipt until termination of employment or a specified date at least five years after deferral, but not later than ten years after termination of employment.

Deferral Plan Earnings: Earnings for NEOs on Deferral Plan balances are based on investment options similar to those offered under the RSP (other than the self-directed brokerage account and the Company Stock Fund). Furthermore, for participants, including NEOs, with pre-2011 balances, the Deferral Plan allows for an additional investment option that provides a market interest rate based on 120% of the long-term Applicable Federal Rate for December of the preceding year. Interest crediting on deferrals was previously based on ROE-linked interest crediting schedules up until December 31, 2010.

2025 PROXY STATEMENT 75 •

Potential Payments Upon Termination or CIC

The tables below show certain potential payments that would have been made to an NEO if the NEO’s employment had terminated on December 31, 2024, under various scenarios, including a change in control (CIC). The tables do not include the pension benefits nor non-qualified deferred compensation that would be paid to an NEO, which are set forth in the Pension Benefits 2024 and Non-Qualified Deferred Compensation 2024 tables on the previous pages, except to the extent that the NEO is entitled to an additional benefit as a result of the termination. In addition, the tables do not include the value of vested but unexercised SOs as of December 31, 2024. The footnotes to the tables describe the assumptions used in estimating the amounts shown in the tables.

Because the payments to be made to an NEO depend on several factors, the actual amounts to be paid out upon an NEO’s termination of employment can only be determined at the time of an executive’s actual separation from the Company. Additionally, to protect shareholders and our business model, executives are required to comply with non-compete, non-solicitation and certain other provisions during any period of time they receive severance.

S.J. Squeri

	Retirement	Death	Disability	Termination w/o Cause not in Connection with CIC	Termination w/o Cause or Constructive Term. in Connection with CIC

Incremental Benefits Due to Termination Event(1)

Severance(2)	$0	$0	$0	$11,250,000	$11,250,000

Value of LTIA(3)	$105,811,509	$0	$0	$0	$0

Deferred Compensation(4)	$0	$0	$0	$0	$0

Retirement Savings Plan(5)	$0	$0	$0	$0	$0

Other Benefits(6)	$780,720	$0	$0	$135,301	$135,301

Total Value of Incremental Benefits	$106,592,229	$0	$0	$11,385,301	$11,385,301

C.Y. Le Caillec

	Retirement	Death	Disability	Termination w/o Cause not in Connection with CIC	Termination w/o Cause or Constructive Term. in Connection with CIC

Incremental Benefits Due to Termination Event(1)

Severance(2)	$0	$0	$0	$4,650,000	$4,650,000

Value of LTIA(3)	$6,578,350	$6,435,958	$6,435,958	$6,435,958	$6,435,958

Deferred Compensation(4)	$0	$0	$0	$0	$0

Retirement Savings Plan(5)	$0	$0	$150,612	$0	$0

Other Benefits(6)	$0	$0	$0	$129,132	$129,132

Total Value of Incremental Benefits	$6,578,350	$6,435,958	$6,586,570	$11,215,090	$11,215,090

• 76 2025 PROXY STATEMENT

D.E. Buckminster

	Retirement	Death	Disability	Termination w/o Cause not in Connection with CIC	Termination w/o Cause or Constructive Term. in Connection with CIC

Incremental Benefits Due to Termination Event(1)

Severance(2)	$0	$0	$0	$7,650,000	$7,650,000

Value of LTIA(3)	$35,407,049	$0	$0	$0	$0

Deferred Compensation(4)	$0	$0	$0	$26,513	$26,513

Retirement Savings Plan(5)	$0	$0	$18,294	$0	$0

Other Benefits(6)	$700,705	$0	$0	$133,478	$133,478

Total Value of Incremental Benefits	$36,107,754	$0	$18,294	$7,809,991	$7,809,991

A.D. Williams

	Retirement	Death	Disability	Termination w/o Cause not in Connection with CIC	Termination w/o Cause or Constructive Term. in Connection with CIC

Incremental Benefits Due to Termination Event(1)

Severance(2)	$0	$0	$0	$7,050,000	$7,050,000

Value of LTIA(3)	$21,405,059	$8,483,633	$8,483,633	$8,483,633	$8,483,633

Deferred Compensation(4)	$0	$0	$0	$0	$0

Retirement Savings Plan(5)	$0	$0	$150,612	$0	$0

Other Benefits(6)	$7,693	$0	$0	$139,297	$139,297

Total Value of Incremental Benefits	$21,412,752	$8,483,633	$8,634,245	$15,672,930	$15,672,930

L.E. Seeger

	Retirement	Death	Disability	Termination w/o Cause not in Connection with CIC	Termination w/o Cause or Constructive Term. in Connection with CIC

Incremental Benefits Due to Termination Event(1)

Severance(2)	$0	$0	$0	$5,700,000	$5,700,000

Value of LTIA(3)	$24,161,692	$0	$0	$0	$0

Deferred Compensation(4)	$0	$0	$0	$0	$0

Retirement Savings Plan(5)	$0	$0	$49,792	$0	$0

Other Benefits(6)	$20,193	$0	$0	$139,094	$139,094

Total Value of Incremental Benefits	$24,181,885	$0	$49,792	$5,839,094	$5,839,094

2025 PROXY STATEMENT 77 •

Potential Payments Upon Termination of Employment/CIC as of December 31, 2024

The following table summarizes treatment of AIA and unvested LTIA awards based on the termination scenarios listed below:

Treatment of Awards
Termination Scenario	Performance Restricted Stock Units (PRSUs)	Stock Options (SO)	AIA Bonus

Voluntary Resignation or Retirement

Voluntary Resignation/Not Retirement Eligible: All unvested PRSUs are forfeited

Early Retirement Eligible: All unvested PRSUs outstanding for more than one year continue to vest, vesting remains subject to performance metrics

Full Retirement Eligible: All unvested PRSUs continue to vest and vesting remains subject to performance metrics

Voluntary Resignation/Not Retirement Eligible: All unvested SOs are forfeited

Early Retirement Eligible: Unvested SOs outstanding for more than one year continue to vest

Full Retirement Eligible: All unvested SOs continue to vest

Voluntary Resignation/Not Retirement Eligible: AIA is forfeited

Early/Full Retirement Eligible: A pro rata AIA for the year of termination of employment subject to performance metrics at the end of the performance period, subject to the Compensation and Benefits Committee’s discretion

Death or Disability	All unvested PRSUs will vest at target	All unvested SOs will vest	A pro rata AIA for the year of termination of employment subject to performance metrics at the end of the performance period, subject to the Compensation and Benefits Committee’s discretion

Termination w/o Cause not in Connection with CIC

Not Retirement Eligible: All unvested PRSUs continue to vest until the earlier of the end of the severance period or commencement of full-time outside employment, at which time unvested PRSUs are forfeited

Early or Full Retirement Eligible: All unvested PRSUs continue to vest and vesting remains subject to performance metrics and applicable Retirement treatment as noted above

Not Retirement Eligible: All unvested SOs continue to vest until the earlier of the end of the severance period or commencement of full-time outside employment, at which time unvested SOs are forfeited

Early or Full Retirement Eligible: All unvested SOs continue to vest and vesting remains subject to performance metrics and applicable Retirement treatment as noted above

A pro rata AIA for the year of termination of employment subject to performance metrics at the end of the performance period, subject to the Compensation and Benefits Committee’s discretion

Termination w/o Cause or Constructive Term. in Connection with CIC	All unvested PRSUs will vest, subject to performance attained as of the termination date	All unvested SOs will vest	An average of the prior two years of actual AIA is paid out following termination

• 78 2025 PROXY STATEMENT

(1)

An NEO in the U.S. is “retirement eligible” if they are at least age 55 with 10 or more actual or deemed years of service to the Company prior to termination of service (referred to as “early retirement”). With respect to unvested LTIA awards under the ICP, except the 2022 Special Award, once an NEO reaches early retirement, all LTIA outstanding for more than one year will vest in full upon retirement, subject to applicable performance. Once an NEO is at least age 62 with 10 or more actual or deemed years of service to the Company (referred to as “full retirement”), outstanding LTIA, except the 2022 Special Award, will continue to vest in full upon retirement, subject to applicable performance. Messrs. Squeri and Buckminster and Ms. Seeger are full retirement eligible. Messrs. Le Caillec and Williams are early retirement eligible.

For all NEOs, in the event of death, disability, termination without cause not in connection with a change in control (CIC) and termination without cause or constructive termination in connection with CIC, the table includes the incremental benefit that they would receive under these scenarios over and above what they would otherwise receive upon retirement.

Upon Retirement, Messrs. Buckminster and Williams and Ms. Seeger are eligible to receive RSUs granted in lieu of AIA subject to positive cumulative net income.

Messrs. Squeri and Williams and Ms. Seeger received the 2022 Special Award in October 2022. As of December 31, 2024, the time conditions for the award to vest have not been met and therefore in the event of resignation, retirement, death, disability, termination without cause not in connection with CIC, or termination without cause or constructive termination in connection with CIC, Messrs. Squeri and Williams and Ms. Seeger would forfeit all unvested PSOs under this award.

(2)

Severance reflects one and a half years of base salary and target AIA. The sum of these two numbers is paid out in equal installments over one and a half years. This treatment is applicable to termination without cause not in connection with CIC and termination without cause or constructive termination in connection with CIC under the Senior Executive Severance Plan.

(3)

Value of LTIA: PRSU, RSU, and SO values are based on a share price of $296.79, the closing price per share of our common stock as of December 31, 2024. For PRSUs, the value reflects the target value. For SOs, the value reflects the “in the money” value of SOs that would vest upon termination of employment or termination following CIC. Messrs. Squeri and Buckminster and Ms. Seeger are full retirement eligible and therefore eligible for continued vesting of outstanding LTIA upon retirement, subject to applicable performance, with the exception of the 2022 Special Award.

(4)

Deferred Compensation: Reflects one and a half years of additional interest crediting (using the prior year’s interest rate assuming 6.05% for 1994–2004 programs) on amounts that were earned and vested on or prior to December 31, 2004. Such amounts are paid out at the end of the one and a half years severance period in the form elected by the NEO.

(5)	Retirement Savings Plan: Upon disability, reflects future Company contributions in the RSP through age 65.

(6)

Other Benefits: For all NEOs, includes the payment of unused accrued vacation for the calendar year. Under our Key Executive Life Insurance Plan, for Messrs. Squeri and Buckminster, approximately $5,826 and $4,780, respectively, is for the cash surrender value and approximately $728,738 and $653,615, respectively, is the projected lump-sum payment related to life insurance. For all NEOs, under termination without cause not in connection with CIC and under termination without cause or constructive termination in connection with CIC, reflects one and a half years of contributions to U.S. medical, dental, health savings accounts and premiums, if applicable, under the basic and post-2003 Key Executive Life Insurance Plans, and outplacement services.

2025 PROXY STATEMENT 79 •

Equity Compensation Plans

The following table provides summary information with respect to the Company’s equity compensation plans under which the Company’s common shares may be issued as of December 31, 2024. Information relating to employee stock purchase plans and employee savings plans (such as 401(k) plans) is not included. Information is provided in the aggregate for the Company’s equity compensation plans, each of which was approved by the Company’s shareholders. There are no such plans that have not been approved by shareholders.

Equity Compensation Plan Information

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))

Equity compensation plans approved by shareholders	2,717,832	$139.54	19,738,214

Equity compensation plans not approved by shareholders	—	—	—

Total	2,717,832	$139.54	19,738,214

Pay Ratio

CEO Pay Ratio

Our CEO to median compensated employee pay ratio is 615:1, with the 2024 Summary Compensation Table annual total compensation amount for Mr. Squeri being $37,164,405 and the equivalent annual total compensation for the identified median compensated employee being $60,421. To calculate the annual total compensation for the identified median employee, we used the same methodology as set forth in the “2024 Summary Compensation Table” in this Proxy Statement and did not make any assumptions, adjustments or estimates with respect to their total compensation.

In determining our pay ratio for our 2024 fiscal year, we concluded there were no significant changes to our employee population or employee compensation arrangements since 2022 that we believe would significantly impact our pay ratio disclosure.

•

2025 PROXY STATEMENT

Pay versus Performance
The information contained in this section shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Pay versus Performance Table
The following table sets forth compensation information of our Principal Executive Officer (PEO) and our non-PEO NEOs along with total shareholder return, net income and ROE performance results for our fiscal years ending in 2024, 2023, 2022, 2021 and 2020 in accordance with Item 402(v) of Regulation S-K.

					Value of Initial Fixed $100 Investment Based On:

Year (a)	Summary Compensation Table Total for PEO (1) (b)	Compensation Actually Paid to PEO (1),(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs (1) (d)	Average Compensation Actually Paid to Non-PEO NEOs (1),(2) (e)	Total Shareholder Return (3) (f)	Peer Group Total Shareholder Return (3),(4) (g)	Net Income $M (h)	Company Selected Measure: Return on Equity (5) (i)

2024	$37,164,405	$122,450,046	$12,652,839	$30,099,412	$255	$173	$10,129	35%

2023	$35,676,905	$62,343,130	$11,989,458	$18,255,375	$159	$133	$8,374	32%

2022	$48,029,631	$42,946,184	$16,164,592	$14,676,078	$124	$118	$7,514	32%

2021	$25,513,922	$49,856,563	$13,006,174	$21,986,724	$135	$132	$8,060	34%

2020	$24,221,319	$20,125,419	$10,917,918	$9,893,026	$98	$97	$3,135	14%

(1)
The PEO reflected in columns (b) and (c) represents Mr. Squeri for all five years shown. The non-PEO Named Executive Officers (NEOs) reflected in columns (d) and (e) represent the following individuals for 2024: Messrs. Le Caillec, Buckminster, Williams and Ms. Seeger; for 2023, represent: Messrs. Le Caillec, Buckminster, Campbell, Williams and Ms. Seeger; for 2022, represent: Messrs. Campbell, Williams, Buckminster and Radhakrishnan; and for 2021 and 2020: Messrs Campbell, Buckminster, Williams and Ms. Seeger.

(2)
Compensation Actually Paid (CAP) has been calculated based on the requirements and methodology set forth in the applicable SEC rules (Item 402(v) of Regulation S-K). The CAP calculation includes the end-of-year value of awards granted within the fiscal year, the change in fair value from prior year-end of vested awards and the change in the fair value of unvested awards granted in prior years, regardless of if, when or at which intrinsic value they will actually vest. To calculate CAP the following amounts were deducted from and added to the total compensation number shown in the Summary Compensation Table (SCT).

PEO SCT Total to CAP Reconciliation:

2024

Summary Compensation Table (SCT) Total	$37,164,405

Deduction for change in the actuarial present values reported under “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the SCT	$(63,027)

Deduction for amounts reported under “Stock Awards” in the SCT	$(19,762,638)

Deduction for amounts reported under “Option Awards” in the SCT	$(4,449,938)

Total deductions	$(24,275,603)

Increase for service cost and prior service cost for pension plans (i)	—

Increase/deduction for change in fair value from prior year-end to vesting date of awards that vested during the year (ii)(iii)	$2,705,736

Increase/deduction for change in fair value from prior year-end to current year-end of awards granted in any prior year that were outstanding and unvested as of year-end (ii)	$67,830,925

Increase for fair value of awards granted during year that remain unvested as of year-end (ii)	$38,269,898

Increase based on accrued dividends during year prior to vesting dates of awards (ii)	$754,685

Total adjustments	$109,561,244

Compensation Actually Paid (SCT minus deductions plus total adjustments)	$122,450,046

2025 PROXY STATEMENT

•

Average Non-PEO NEO SCT Total to CAP Reconciliation

2024

Summary Compensation Table (SCT) Total	$12,652,839

Deduction for change in the actuarial present values reported under “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the SCT	$(29,807)

Deduction for amounts reported under “Stock Awards” in the SCT	$(4,840,700)

Deduction for amounts reported under “Option Awards” in the SCT	$(1,089,960)

Total deductions	$(5,960,467)

Increase for service cost and prior service cost for pension plans (i)	—

Increase/deduction for change in fair value from prior year-end to vesting date of awards that vested during the year (ii) (iii)	$839,580

Increase/deduction for change in fair value from prior year-end to current year-end of awards granted in any prior year that were outstanding and unvested as of year-end (ii)	$13,002,507

Increase for fair value of awards granted during year that remain unvested as of year-end (ii)	$9,373,873

Increase based on accrued dividends during year prior to vesting dates of awards (ii)	$191,080

Total adjustments	$23,407,040

Compensation Actually Paid (SCT minus deductions plus total adjustments)	$30,099,412

(i)
Benefit accruals were discontinued in the defined benefit (DB) pension plans in 2007; therefore, their service cost subsequent to this date is zero. The DB pension plans have not been amended during 2024 to change the value of the benefits provided under the plans; therefore, there is no prior service cost in this period.

(ii)
Fair value is determined in a manner consistent with that disclosed in our consolidated financial statements. Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to:

¾	For RSU awards (excluding performance based RSUs), closing price on applicable year-end date(s) or, in the case of vesting dates, the actual vesting price.

¾
For PRSUs awarded from 2019 onwards (which include a relative TSR performance condition in addition to a relative ROE performance condition as outlined on page 51), the fair value was estimated using a Monte Carlo simulation model multiplied by an estimate of the probable payout percentage as of the applicable year-end dates, or, in the case of vesting awards, the actual vesting price and outcome.

¾
For stock options, a Black Scholes value as of the applicable year-end or vesting date, determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected term set using an elapsed term approach. This approach estimates expected term by subtracting the amount of time that has elapsed (between the grant and subsequent valuation dates) from the initial grant-date expected term estimate divided by the percentage change between the option’s strike price and the stock price at the valuation date. Volatility (based on historical and implied volatilities), risk-free rates and dividend yield are determined as of the revaluation date based on the expected term.

¾
For PSO awards (which include a relative Total TSR performance condition as outlined on page 51), the fair value was estimated using a Black Scholes value as described for stock options above as the PSO awards hit the hurdle price on February 12, 2024 and as a result a Monte Carlo simulation was no longer an applicable valuation method.

(iii)	Vested awards have met the requisite service period as well as achieved the performance and market conditions, if applicable.

(3)	Reflects cumulative Total Shareholder Return (TSR). It shows the growth of a $100 investment on December 31, 2019, including the reinvestment of all dividends.

(4)	Peer TSR reflects the TSR of the S&P Financials Index, the industry index peer group reported in the Company’s Stock Performance Graph in the 2024 Annual Report on Form 10-K.

(5)	ROE is calculated for the relevant periods by dividing the (i) net income for the period by (ii) average shareholders’ equity for the period.

•

2025 PROXY STATEMENT

Tabular List of Performance Metrics
The items listed below represent three financial metrics used to determine executive compensation for 2024. Further detail on all metrics included in our Company Scorecard are described in our Compensation Discussion and Analysis (CD&A) starting on page 49.

Performance Metrics

Return on Equity

Earnings Per Share

Revenue Growth

Pay versus Performance Description of Relationships
We align pay with Company performance to support a long-term, high-performance business model. The year-over-year changes in CAP are primarily due to the result of our stock performance and varying levels of achievement against pre-established
performance goals under the AIA and LTIA programs as described in the CD&A on pages 49-51.
TOTAL SHAREHOLDER RETURN: COMPANY VERSUS S&P FINANCIALS INDEX
The Company’s five-year cumulative TSR is well above the companies included in the S&P Financials Index and the Company’s TSR has been above that of the S&P Financials Index in each year during that four-year period.

Total Shareholder Return in the above chart, in the case of both the Company and S&P Financials Index as noted in footnote 3 of the Pay versus Performance Table on page 81, reflects the cumulative return of $100 as if invested on December 31, 2019, including reinvestment of any dividends.

2025 PROXY STATEMENT

•

COMPENSATION ACTUALLY PAID VERSUS TSR AND NET INCOME
Approximately 70% of CEO (PEO) total compensation and on average 50% of total compensation for non-PEO NEOs is composed of long-term incentive awards that are tied to the future performance of the Company, including stock price and positive cumulative net income. As a result, the changes in CAP year-over-year are in line with TSR and net income.

COMPENSATION ACTUALLY PAID VERSUS ROE
ROE is a key financial metric in both the Company’s AIA and LTIA programs because it aligns the interests of the executives with shareholders. In addition, sustaining a strong ROE is a key driver of long-term value creation.

• 84 2025 PROXY STATEMENT

Shareholder Proposals

Our Board recommends that you vote AGAINST each shareholder proposal (Items 4-5).

Shareholders will vote on the following shareholder proposals (Items 4-5), if properly presented at the 2025 Annual Meeting and if not properly withdrawn or excluded. The shareholder proposals and supporting statements appear in the form in which we received them and may contain statements that are incorrect or inaccurate. We make every effort to meet and engage with shareholders and investors and have expanded our shareholder engagement efforts this past year. Each year, we engage directly with shareholder proponents, before or after their submissions, to discuss their respective proposals and better understand each request. We recognize the importance of these engagements and often use these opportunities to enhance our policies and practices.

Our Board and Management spend a significant amount of time deliberating each proposal, considering feedback, and evaluating whether each proposal would be in the best interest of the Company and our shareholders. Each proposal is discussed extensively with internal and external subject matter experts who have in-depth insight into the matters raised in the proposals and the Company’s practices. In assessing each proposal, our Board and Management consider various factors including the engagements with the proponents; feedback from shareholders; the costs and benefits of implementing the proposals’ request; alignment with market practices; and whether the proposal would be in the best interest of the Company and its shareholders.

After engaging with the shareholder proponents and careful consideration of each proposal, our Board recommends a vote AGAINST each of these shareholder proposals.

Item 4: Shareholder Proposal Relating to DEI Goals in Executive Pay Incentives

National Legal and Policy Center, 107 Park Washington Court, Falls Church, VA 22046, beneficial owner of 20 shares of our common stock, has advised that it intends to introduce the following proposal.

Proposal 4 — Revisit DEI Goals in Executive Pay Incentives

Resolved: Since the June 2023 U.S. Supreme Court decision in Students for Fair Admissions v. Harvard College,(1) hundreds of higher education institutions have shuttered their diversity, equity and inclusion (DEI) programs and positions.(2)

Consequently, “there has been a sharp uptick in litigation challenging corporate DEI programs and initiatives, alleging that they require unlawful employment and contracting decisions to be made on the basis of race, in violation of Title VII of the Civil Rights Act of 1964…”(3)

Corporate compliance lawyers now advise clients that “DEI initiatives and programs that are not open to all applicants or those that apply an explicit race- or gender-based focus will likely face continued and heightened scrutiny.” Also: “We also expect to see ongoing scrutiny of perceived hiring quotas and set asides, particularly those that may appear to be incentivized by bonuses for management or company leadership.”(4)

Further, “companies, and their management teams and boards, should be prepared for increased employment-related litigation including litigation that seeks to hold executive officers and directors personally liable for purported breaches of their fiduciary duties in connection with the corporation’s DEI policies.”(5)

Many corporations dramatically reduced or eliminated their DEI programs,(6) and companies face retribution for their discrimination. For example, Starbucks was the subject of a $28.3 million judgment after a former worker claimed she was fired for being white.(7)

(1)	https://www.supremecourt.gov/opinions/22pdf/20-1199_hgdj.pdf

(2)	https://www.chronicle.com/article/tracking-higher-eds-dismantling-of-dei

(3)	https://www.wilmerhale.com/insights/client-alerts/20240627-corporate-dei-landscape-one-year-after-sffa

(4)	https://www.skadden.com/insights/publications/2023/12/2024-insights/esg/the-supreme-courts-affirmative-action-opinion

(5)	https://corpgov.law.harvard.edu/2024/02/14/how-boards-should-be-thinking-about-the-supreme-courts-sffa- affirmative-action-decision/

(6)	https://nypost.com/2024/09/03/us-news/how-robby-starbuck-is-prompting-brands-like-ford-to-ditch-dei/

(7)	https://www.cnn.com/2023/08/17/business/starbucks-payment-racial-discrimination-white/index.html

2025 PROXY STATEMENT 85 •

Supporting Statement: The American Express Company (“Amex” or “Company”) favors certain groups over others. The Company has an explicit goal to increase spending with suppliers owned by minorities, LBGT, women, veterans, and other “underrepresented” groups.(8)

Pay for the Company’s executive officers include annual cash incentives subjectively awarded by the Compensation and Benefits Committee. This annual award is 15% weighted for “colleague,” which includes 33% for “culture” and 33% for “diversity representation.” According to the Compensation Discussion & Analysis included in the Company’s 2024 Proxy Statement, Amex aims to increase “underrepresented segments across the Company.”(9)

These discriminatory initiatives leave Amex ripe for regulatory, reputational and litigation risk. Its attempt to cram DEI’s non-GAAP nature into the proxy statement’s compensation discussion demands either a legally dubious quota regime, or it fails SEC compliance.(10) The Council of Institutional Investors’ general counsel stated that research shows “companies are engaging in an opportunistic use of non-GAAP earnings to justify higher executive pay.”

FTI Consulting advises there is a “heightened focus” on “litigation risk,” which “has transitioned from being merely an operational concern to becoming a strategic priority for the highest levels of corporate governance.”(11)

Resolved: Shareholders request the Board of Directors’ Compensation and Benefits Committee to revisit its incentive guidelines for executive pay, to identify and consider eliminating discriminatory DEI goals from compensation inducements.

(8)	https://www.americanexpress.com/content/dam/amex/en-us/newsroom/pdfs/AXP_2023_2024_ESG_Report.pdf

(9)	https://s26.q4cdn.com/747928648/files/doc_financials/2023/ar/2024-Proxy-Statement.pdf

(10)	https://tax.thomsonreuters.com/news/council-of-institutional-investors-again-urges-sec-to-close-loophole-on-non- gaap-in-executive-pay/

(11)	https://www.fticonsulting.com/insights/articles/de-risking-litigation-exposure-conflict-management-integral- business-administration

• 86 2025 PROXY STATEMENT

Board of Directors Statement in Opposition

Our Board, its Compensation and Benefits Committee and its Nominating, Governance and Public Responsibility Committee have considered this proposal and concluded that its adoption is not in the best interests of the Company or our shareholders. Our Board recommends a vote AGAINST this proposal because:

¾	The Company’s executive compensation program no longer uses diversity performance goals.

¾	Our Compensation and Benefits Committee annually reviews the Company’s executive compensation practices in accordance with our governance framework.

¾	Boards of directors have wide discretion to shape executive compensation programs.

The Company’s Executive Compensation Program No Longer Uses Diversity as a Performance Goal.

The Company utilizes short-term and long-term incentives to motivate executive performance. The Company’s short-term incentive program, which is referred to as the Annual Incentive Award (AIA), is designed to recognize Company and individual performance over the applicable fiscal year. Company performance under the short-term incentive program is assessed through the Company Scorecard, which sets forth four broad performance categories: Shareholder, Customer, Colleague and Strategic. Under each category, the Compensation and Benefits Committee annually selects a balanced set of goals and metrics against which to evaluate performance each year. Awards under the Company’s long-term incentive program are tied to the future performance of the Company, including stock price and positive cumulative net income.

In response to our 2023 Say-on-Pay vote and to improve our compensation practices, in 2024 the Compensation and Benefits Committee approved certain changes to the Company Scorecard for the AIA. We increased the weighting of the Shareholder category, which relates to financial objectives of the Company Scorecard from 45% to 60% and decreased the Colleague category weighting from 15% to 10%. We also enhanced our AIA disclosure to include additional detail on goal-setting and performance determination, and we adjusted the performance goals assessed under the Colleague category to remove the Diversity Representation performance goal. The Compensation and Benefits Committee has maintained this approach for 2025 and has not reintroduced Diversity Representation or other diversity-related goals as performance metrics under the Company Scorecard.

As a result of the 2024 adjustments to the Company Scorecard, the Colleague category now weighs only Talent Retention and Culture, as measured by the Company’s Annual Colleague Experience Survey. For purposes of the AIA, the Culture metric is focused on promoting a strong Company culture through high levels of colleague engagement. Performance against this metric is assessed through the Company’s Annual Colleague Experience Survey, which is an opportunity for colleagues to share their feedback about the work environment and culture at the Company and helps us better understand colleague sentiment across several aspects of their experience including leadership, engagement, work life, risk and controls, career development, and well-being.

Given that the AIA Scorecard no longer includes diversity-related goals, the ultimate result sought by the proposal has already been achieved. As such, the request is no longer relevant and is therefore unnecessary.

Our Compensation and Benefits Committee Annually Reviews the Company’s Executive Compensation Practices in Accordance with Our Governance Framework.

Pursuant to the Company’s governance framework, our Compensation and Benefits Committee is responsible for overseeing the Company’s executive compensation program. Each year, the committee reviews executive compensation practices in light of a variety of factors, including legal and regulatory requirements, shareholder feedback and the Company’s strategic priorities. To the extent any opportunities for improvement are identified, the Compensation and Benefits Committee approves adjustments designed to address such considerations.

Given that the Compensation and Benefits Committee already engages in an annual review of the Company’s executive compensation practices, the additional evaluation requested by the proposal would not provide any added benefit for the Company or our shareholders.

For further information regarding our Compensation and Benefits Committee’s oversight of executive compensation, see the “Compensation Discussion and Analysis” section of this Proxy Statement.

Boards of Directors Have Wide Discretion to Shape Executive Compensation Programs.

Boards of directors of public companies have wide discretion to determine the structure of their executive compensation programs. Compensation can consist of both time-based elements, such as base salary, and performance-based elements, such as annual bonuses. With respect to performance-based compensation, boards of directors again have discretion to select the performance metrics used.

2025 PROXY STATEMENT 87 •

The disclosure of these performance metrics in the “Compensation Discussion and Analysis” section of this Proxy Statement complies with the SEC’s current requirements as set forth in Item 402 of Regulation S-K.

Board Recommendation

In summary, our Board believes that the implementation of this shareholder proposal is not in the best interests of the Company or our shareholders, given that (i) the Company’s executive compensation program no longer uses diversity performance goals, (ii) our Compensation and Benefits Committee annually reviews the Company’s executive compensation practices in accordance with our governance framework and (iii) boards of directors of public companies have wide discretion to shape executive compensation programs. Since the Company’s compensation program no longer uses diversity-related goals and the Compensation and Benefits Committee already engages in an annual review of the Company’s executive compensation practices, the adoption of this proposal would not provide any added benefit for the Company or our shareholders. For the reasons described above, our Board recommends that you vote AGAINST this proposal.

• 88 2025 PROXY STATEMENT

Item 5: Shareholder Proposal Relating to Civil Liberties in Advertising Services

Thomas Rivers, c/o Bowyer Research, Inc., P.O. Box 120, McKeesport, PA 15135, beneficial owner of 39 shares of our common stock, has advised that he intends for Bowyer Research, Inc. to introduce the following proposal on his behalf.

Proposal 5 — Respect Civil Liberties in Advertising Services

Whereas: American Express is a global brand with immense influence and ad-buying power. It should be advertising in ways that support its competitive interests and build its reputation for serving its diverse customers.

But recent reports have shown that it colluded with the world’s largest advertising buyers, agencies, industry associations, and social media platforms through the Global Alliance for Responsible Media(1) to demonetize platforms, podcasts, news outlets, and others for expressing disfavored political and religious viewpoints.

A product of the World Federation of Advertisers, GARM was formed in 2019 and quickly amassed tremendous market power. WFA members represent about 90% of global advertising, spending nearly a trillion dollars annually.(2)

GARM’s express mission was to “do more to address harmful and misleading media environments,” specifically “hate speech, bullying and disinformation,” all under the guise of “brand safety.”(3) GARM leader Rob Rakowitz explained that the “whole issue bubbling beneath the surface” of the advertising industry and digital platforms is the “extreme global interpretation of the US Constitution.”(4)

GARM graded platforms on how much they censored using the above terms as well as terms like “insensitive” or “irresponsible” treatment of “debated sensitive social issues.”(5) The 2024 Viewpoint Diversity Business Index.(6) found that 76% of the largest tech and finance companies have similarly vague and subjective terms. These terms encourage companies—and activists like GARM—to restrict service for arbitrary and discriminatory reasons and let them avoid accountability by hiding censorship behind vague and shifting standards.

For its part, GARM promoted hyper-partisan and censorial groups like the Global Disinformation Index and NewsGuard, which smear many mainstream outlets as “disinformation.”(7) GARM threatened Spotify because Joe Rogan promoted views it disagreed with on COVID-19. And it infamously boycotted X because Elon Musk loosened some of the platform’s censorship restrictions(8)

GARM disbanded shortly after public pressure and a lawsuit from X in 2024,(9) which ironically evinces how brand-damaging these practices are. But these censorious practices are still prevalent. Many of the “Big Six” advertising agencies that were all a part of GARM, for example, maintain similar policies.(10)

These policies and American Express’ actions create legal exposure under antitrust and antidiscrimination laws.

American Express needs to rebuild trust by providing transparency around these policies and practices. This will assure customers, shareholders, and others that it is protecting, not targeting, free speech and religious freedom.

Resolved: Shareholders request the Board of Directors of American Express conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and confidential information, evaluating how it oversees risks related to discrimination against ad buyers and sellers based on their political or religious status or views.

(1)	https://1792exchange.com/spotlight-reports/corporate-bias-ratings/?c_id=992

(2)	https://dw-wp-production.imgix.net/2024/07/2024-07-10-GARMs-Harm-How-the-Worlds-BiggestBrands-Seek-to-Control-Online-Speech.pdf

(3)	https://wfanet.org/knowledge/item/2019/06/18/Global-Alliance-for-Responsible-Media-launches-toaddress-digital-safety

(4)	https:// dw-wp-production.imgix.net/2024/07/2024-07-10-GARMs-Harm-How-the-Worlds-BiggestBrands-Seek-to-Control-OnIine-Speech.pdf

(5)	https://wfanet.org/knowledge/item/2023/08/23/New-insights-on-platform-safety-trends-throughGARMs-latest-measurement-report

(6)	https://viewpointdiversityscore.org/business-index

(7)	https://dw-wp-production.imgix.net/2024/07/2024-07-10-GARMs-Harm-How-the-Worlds-BiggestBrands-Seek-to-Control-Online-Speech.pdf

(8)	https://foundationforfreedomonline.com/censorship-industry-garm-members-receive-billlons-infederal-contracts/

(9)	https://www.nytimes.com/2024/08/08/technology/elon-musk-x-advertisers-boycott.html

(10)	https://foundationforfreedomonline.com/censorship-industry-garm-members-receive-billions-infederal-contracts/

2025 PROXY STATEMENT 89 •

Board of Directors Statement in Opposition

Our Board, its Audit and Compliance Committee and its Nominating, Governance and Public Responsibility Committee have considered this proposal and concluded that its adoption is not in the best interests of the Company or our shareholders. Our Board recommends a vote AGAINST this proposal because:

¾	The Company does not have a policy or practice to discriminate against advertising buyers and sellers based on their political or religious affiliation or views.

¾	The Company does not tolerate discrimination, including on the basis of political or religious affiliation or views.

¾	The Company supports fair competition.

¾	Our Audit and Compliance Committee oversees the Company’s compliance with laws, regulations and Company policies.

The Company Does Not Have a Policy or Practice to Discriminate Against Advertising Buyers and Sellers Based on Political or Religious Affiliation or Views.

The Company’s advertising practices are governed by our independently-developed Media Brand Safety Guidelines (the Guidelines). Accordingly, we partner with those who uphold our brand guidelines and do not tolerate bias, including with respect to religion or other group characteristics such as political view.

The Company Does Not Tolerate Discrimination, Including on the Basis of Political or Religious Affiliation or Views.

American Express does not make company decisions based on political affiliations or religious affiliations. This would be not only against the laws and regulations that we fully comply with, but also against our values and our commitment to operating with trust and integrity.

Additionally, the Company’s Code of Conduct reinforces our commitment to acting in a fair and equitable manner. The Code of Conduct emphasizes the importance of ethical and non-discriminatory business practices and decision-making. Our colleagues are encouraged to confidentially report any ethical concerns or unethical behaviors to the Amex Ethics Hotline, helping to maintain our commitment to operating in a non-discriminatory manner, including on the basis of political or religious affiliation or views.

The Company Supports Fair Competition.

Contrary to the assertions made by the proposal, American Express strongly supports vigorous and fair competition. The Company expressly acknowledges the importance of complying with laws designed to preserve and promote a competitive marketplace.

The Company’s Code of Conduct directs colleagues to comply with antitrust laws while engaging with competitors, customers and vendors. The Company’s Antitrust Compliance Policy provides more detailed guidance on complying with such legal and regulatory requirements. All colleagues have an obligation to comply with antitrust laws and report any suspected violations or questionable conduct.

Our Audit and Compliance Committee Oversees the Company’s Compliance with Laws, Regulations and Company Policies.

Our Audit and Compliance Committee oversees the Company’s compliance with laws, regulations and company policies, and it receives reports from Management regarding allegations of potential violations. Since the Audit and Compliance Committee provides effective oversight, issuing a report as requested by the proposal would not provide any benefit for the Company or our shareholders and is therefore unnecessary.

Board Recommendation

In summary, our Board believes that the implementation of this shareholder proposal is not in the best interests of the Company or our shareholders and is unnecessary, given that (i) the Company does not have a policy or practice to discriminate against advertising buyers and sellers based on their political or religious affiliation or views, (ii) the Company does not tolerate discrimination, including on the basis of viewpoint or religion, (iii) the Company supports fair competition and (iv) our Audit and Compliance Committee oversees the Company’s compliance with laws, regulations and Company policies. As a result, publishing a report on this topic would not provide any benefit for the Company, and therefore the adoption of this proposal would not be in the best interests of the Company or our shareholders. For the reasons described above, our Board recommends that you vote AGAINST this proposal.

• 90 2025 PROXY STATEMENT

Stock Ownership Information

The table below shows how many American Express Company common shares certain individuals and entities beneficially owned on March 3, 2025, except as noted. These individuals and entities include: (1) owners of more than 5% of our outstanding common shares; (2) our current directors and nominees; (3) the executive officers named in the “Summary Compensation Table” on page 66; and (4) all current directors, nominees and executive officers as a group. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares, except as we describe below. The “Number of Shares Owned” column does not include restricted stock units granted to executive officers or SEUs owned by directors because they are not beneficially owned under SEC rules. The SEUs credited to the directors’ accounts as of December 31, 2024 are shown in the last column in the table below.

Name	Number of Shares Owned(4)		Right to Acquire(5)	Percent of Class (%)	Number of SEUs Owned by Director

Warren Buffett Berkshire Hathaway Inc. and subsidiaries 3555 Farnam Street Omaha, NE 68131	151,610,700	(1)	—	21.6%	N/A

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	46,637,192	(2)	—	6.7%	N/A

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	44,114,286	(3)	—	6.3%	N/A

Michael J. Angelakis	—		—	*	—

Thomas J. Baltimore	324		—	*	7,904

John J. Brennan	4,000		—	*	26,120

Douglas E. Buckminster	156,331		219,400	*	N/A

Walter J. Clayton III(6)	2,000		—	*	3,928

Theodore J. Leonsis	—		—	*	40,560

Christophe Y. Le Caillec	10,463		—	*	N/A

Deborah P. Majoras	—		—	*	3,032

Karen L. Parkhill	37		—	*	7,466

Charles E. Phillips	—		—	*	8,080

Lynn A. Pike	1,065		—	*	7,466

Laureen E. Seeger	70,527		16,998	*	N/A

Stephen J. Squeri(7)	191,224		271,754	*	N/A

Daniel L. Vasella	—		—	*	44,009

Lisa W. Wardell	—		—	*	7,885

Anré D. Williams(8)	128,196		20,976	*	N/A

Christopher D. Young	—		—	*	18,244

All current directors, nominees and executive officers (27 individuals)(9)	698,464		774,195	*	174,694

*	Less than 1%

(1)

Based on information contained in a report on Form 13F that Berkshire Hathaway Inc. (Berkshire) filed with the SEC, which contained information provided by Berkshire as of December 31, 2024. Of the shares listed in the table, National Indemnity Co. and its subsidiaries beneficially owned 149,061,045 shares. National Indemnity Co. is a subsidiary of Berkshire. Mr. Buffett, Berkshire and certain subsidiaries of Berkshire share voting and investment power over these shares. Based on information contained in a report on Schedule 13D/A that Mr. Buffett filed with the SEC, which contained information provided by him as of November 25, 2024, Mr. Buffett owned 30.2% of the aggregate voting power of the outstanding shares of Berkshire’s Class A Common Stock and Class B Common Stock. As a result of this ownership position in Berkshire, Mr. Buffett may be considered the beneficial owner of the shares that Berkshire beneficially owns.

In 1995, we signed an agreement (as amended from time to time) with Berkshire designed to ensure that Berkshire’s investment in our Company will be passive. The passivity commitments remain in effect as long as Berkshire owns 10% or more of our voting securities. Berkshire made similar commitments to the Board of Governors of the Federal Reserve System. Berkshire and its subsidiaries have also agreed to follow our Board’s recommendations in voting

2025 PROXY STATEMENT 91 •

company common shares they own up to 17% of our shares outstanding as long as Mr. Squeri is our CEO and Berkshire owns 5% or more of our voting securities. With certain exceptions, Berkshire and its subsidiaries may not sell Company common shares to any person who owns more than 5% of our voting securities or who attempts to change the control of the Company.

(2)

Based on information contained in a report on Schedule 13G that The Vanguard Group, Inc. (Vanguard) filed with the SEC on February 13, 2024, which contained information provided by Vanguard as of December 31, 2023.

(3)

Based on information contained in a report on Schedule 13G that BlackRock, Inc. (BlackRock) filed with the SEC on February 5, 2024, which contained information provided by BlackRock as of December 31, 2023.

(4)	This column includes shares held in RSP and ESOP accounts on March 3, 2025, as follows:

Name	Number of Shares in RSP and ESOP Accounts

Stephen J. Squeri	129

Christophe Y. Le Caillec	—

Douglas E. Buckminster	—

Anré D. Williams	11

Laureen E. Seeger	—

All current executive officers (15 individuals)	4,492

(5)	These are shares that the named individuals have the right to acquire within 60 days of March 3, 2025 upon the exercise of stock options or the vesting of performance restricted stock units they hold.

(6)	Mr. Clayton is retiring from the Board at the 2025 Annual Meeting of Shareholders.

(7)	Includes 98,285 shares held in a grantor retained annuity trust in respect of which Mr. Squeri is the trustee and holds sole voting and investment power.

(8)	Includes 111,656 shares held jointly with his spouse in respect of which Mr. Williams holds shared voting and investment power.

(9)

On March 3, 2025, the current directors, nominees and executive officers beneficially owned 1,472,659 shares or about 0.2% of our outstanding shares. No current director, nominee or executive officer beneficially owned more than 1% of our outstanding shares. Current executive officers do not include Mr. Williams, who ceased serving as an executive officer of the Company effective February 3, 2025.

• 92 2025 PROXY STATEMENT

Other Information

Attending the Virtual Annual Meeting of Shareholders and Webcast

Admission

This year’s Annual Meeting of Shareholders will be held virtually, with all shareholders able to attend and participate as indicated below to provide the same rights and opportunities to participate as they would have at an in-person annual meeting.

¾	Shareholders will have the ability to submit questions before the Annual Meeting at www.proxyvote.com and logging in using their 16-digit control number.

¾

Shareholders will have the ability to listen, vote and submit questions during the Annual Meeting via the virtual meeting website at www.virtualshareholdermeeting.com/AXP2025 and logging in using their 16-digit control number.

¾	Shareholder proponents will have a dedicated live line to present their proposals, or if they choose, submit a pre-recorded message.

¾	The agenda, Rules of Conduct and Procedures and the presentation materials will be posted on the virtual meeting platform at the time of the meeting and on our Investor Relations webpage.

¾	Shareholders will be able to examine the list of shareholders as of the record date on the virtual meeting website.

¾

Shareholders without a control number may attend and listen to the virtual Annual Meeting of Shareholders as a guest but will not have the ability to vote, ask questions, or otherwise participate in the Annual Meeting.

¾	Real-time closed captioning will be available.

Shareholders may begin logging in to the virtual meeting website at 8:45 a.m. Eastern Time.

Question & Answer Session

As part of the Annual Meeting of Shareholders, we will hold a Q&A session, during which we intend to answer as many questions submitted prior to and during the meeting as time permits. Questions must comply with the Rules of Conduct and Procedure, which will be made available on the virtual meeting website at www.virtualshareholdermeeting.com/AXP2025. By attending the virtual Annual Meeting of Shareholders, you agree to abide by the Rules of Conduct and Procedures for the Annual Meeting. Questions that are related to personal grievances or customer-related matters, related to material non-public information of the Company, or irrelevant to the business of the Company or to the Annual Meeting of Shareholders, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting of Shareholders, will not be addressed during the meeting.

If you wish to submit a question in advance of the Annual Meeting, you may visit www.proxyvote.com and enter your 16-digit control number, and you will be able to pre-submit such question until April 25, 2025. If you wish to submit a question during the meeting, log in to the virtual meeting website at www.virtualshareholdermeeting.com/AXP2025 using the 16-digit control number included on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials, select the Q&A icon, type the question into the “Submit a Question” field and click “Submit.” As was the case at our in-person meetings, each shareholder will be limited to two questions so as to allow us to respond to as many shareholder questions as possible. Questions that are substantially similar may be grouped and answered once to avoid repetition.

We ask that all shareholders provide their name and contact details when submitting a question through the virtual meeting website so that we may address any individual concerns or follow-up matters directly. If a question posed at the Annual Meeting of Shareholders was not otherwise answered, we encourage you to contact us separately after the meeting by visiting http://ir.americanexpress.com.

Technical Assistance

Beginning 15 minutes prior to the start of and during the Annual Meeting of Shareholders, we will have a support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call the support team listed on the virtual meeting website at www.virtualshareholdermeeting.com/AXP2025.

2025 PROXY STATEMENT 93 •

Street Name Holders

If your shares are held in a bank, brokerage or other institutional account, you are a beneficial owner of these shares but not the record holder. This is known as holding shares in “street name.” If you wish to vote the shares you hold in “street name” at the meeting, you must obtain a valid legal proxy from your bank, broker or other intermediary.

Audio and Replay

The meeting will be accessible to the general public through the American Express Investor Relations website at http://ir.americanexpress.com. An audio replay will be available after the meeting at the same website address.

Vote Confirmation

You may confirm your vote was cast in accordance with your instructions. Beginning April 15, 2025, and for up to 60 days after the Annual Meeting, you may confirm your vote beginning 24 hours after your vote is received, whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log on to proxyvote.com using your control number (included on your notice, on your proxy card or in the instructions that accompanied your proxy materials) and receive confirmation on how your vote was cast. If you hold your shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker, and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

Solicitation of Proxies; Expenses

We are providing this Proxy Statement to you in connection with the solicitation of proxies by our Board for the 2025 Annual Meeting of Shareholders, including any adjournment or postponement of the meeting.

We will pay the expenses of soliciting proxies on behalf of the Board. Our directors, officers or employees may solicit proxies for us in person or by mail, telephone, facsimile or electronic transmission. We have hired Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to help us distribute and solicit proxies. We will pay them $22,000 plus expenses for these services. Proxies may be solicited by mail, telephone, facsimile, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person.

Notice of Business to Come Before the Meeting

Our Board and the Company’s Management have not received notice of, and are not aware of, any business to come before the Annual Meeting other than the agenda items referred to in this Proxy Statement. If any other matter comes before the meeting, the named proxies will use their best judgment in voting the proxies.

Additional Voting Information

Voting at the Annual Meeting

Shares represented by valid proxies or voting instruction forms that are received on time will be voted as specified. If you sign and return your proxy card or voting instruction form but do not indicate specific choices, your shares will be voted as our Board recommends. The way you vote your shares prior to the meeting will not limit your right to change your vote at the virtual Annual Meeting. Shareholders who wish to vote at the virtual Annual Meeting may do so by visiting www.virtualshareholdermeeting.com/AXP2025, entering their 16-digit control number and following the on-screen instructions.

If the Annual Meeting is adjourned or postponed, your proxy will still be effective and you will be able to change or revoke your proxy until the rescheduled Annual Meeting.

Record Date

You may vote all common shares that you owned as of the close of business on March 3, 2025, the record date for the meeting. On the record date, we had 701,109,524 common shares outstanding and entitled to vote. Each common share is entitled to one vote on each matter properly brought before the meeting.

Ownership of Shares

You may own common shares in one or more of the following ways:

¾

Directly in your name as the shareholder of record, including shares purchased through the Computershare Investment Plan, our transfer agent’s stock purchase plan, or restricted stock awards issued to employees under our long-term incentive plans.

• 94 2025 PROXY STATEMENT

¾

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to our tabulating agent.

¾	Indirectly through a broker, bank or other intermediary in street name.

¾

If you hold your shares in street name, your broker, bank or other intermediary is sending proxy materials to you and you may direct them how to vote on your behalf by completing the voting instruction form that accompanies your proxy materials or following the instructions in the notice you received.

¾	Indirectly through the American Express Company Stock Fund of our RSP or the Employee Stock Ownership Plan (ESOP) of Amex Canada, Inc. and Amex Bank of Canada.

¾

If you participate in the Computershare Investment Plan, which is the stock purchase plan administered by Computershare, the Company’s transfer agent, your proxy includes the number of shares enrolled in that plan as well as any shares you have acquired through dividend reinvestment. If you participate in the RSP or ESOP, your proxy includes shares that the relevant plan has credited to your account.

¾

To allow sufficient time for the RSP and the ESOP trustees to vote, the trustees must receive your voting instructions by 11:59 p.m. Eastern Time on April 24, 2025. If the trustees for the RSP and the ESOP do not receive your instructions by that date, the trustees will not vote your shares.

How to Cast Your Vote

You may vote common shares that you owned as of the close of business on March 3, 2025, which is the record date for the Annual Meeting. We encourage you to vote as soon as possible, even if you plan to attend the meeting. Please follow the instructions on your proxy card, voting instruction form or on the notice of internet availability of proxy materials that you received. If you submit your vote prior to the meeting, you may still attend the meeting and vote at the meeting.

You may vote in the following ways:

BY TELEPHONE You can vote by calling the number on your proxy card or voting instruction form or provided on the website listed on your notice.	BY MAIL If you received written materials, you can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the envelope provided.

DURING THE MEETING

You can vote at the virtual Annual Meeting at www.virtualshareholdermeeting.com

/AXP2025 by using the 16-digit control number included on your notice, on your proxy card, or in the voting instructions that accompanied your proxy materials.

ONLINE You can vote online at proxyvote.com.

For voting via telephone, online and at the virtual Annual Meeting, you will need the 16-digit control number included on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials. Telephone and online voting are available through 11:59 p.m. Eastern Time on April 24, 2025, for shares held in employee plans, and through 11:59 p.m. Eastern Time on April 28, 2025, for all other shares.

Confidential Voting

We maintain the confidentiality of the votes of individual shareholders. Your vote will not be disclosed unless the law requires disclosure, you authorize disclosure or your vote is cast in a contested election. If you write comments on your proxy card, Management may learn how you voted in reviewing your comments. In addition, the Inspectors of Election and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.

Effect of Not Casting Your Vote

If you hold your shares in street name, you must instruct your bank, broker or other nominee how to vote your shares. Under NYSE rules, brokers are permitted to exercise discretionary voting authority on “routine” matters when voting instructions have not been received from a beneficial owner ten days prior to the Annual Meeting of Shareholders. The only “routine” item on this year’s Annual Meeting Agenda is Item 2 (Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm).

2025 PROXY STATEMENT 95 •

Therefore, if you hold your shares in street name and you wish to have your shares voted on all items in this Proxy Statement, please return your voting instruction form or cast your instructions by telephone or online. Otherwise, your shares will not be voted on any items with the exception that your broker may vote in its discretion on Item 2.

Revocation of Proxies

You can revoke your proxy at any time before your shares are voted if you:

¾	Submit a written revocation to our Company’s Corporate Secretary and Chief Governance Officer.

¾	Submit a later-dated proxy.

¾	Provide subsequent telephone or online voting instructions.

¾	Attend and vote at the virtual Annual Meeting (however, attending the virtual Annual Meeting alone will not revoke your previous proxy).

If you hold your shares in street name, please follow the directions provided to you by your bank, broker or other intermediary to change or revoke any voting instructions you have already provided.

Quorum and Required Vote

We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either virtually by logging in to the virtual meeting website using your 16-digit control number, or by proxy. Virtual attendance at the Annual Meeting, abstentions and broker non-votes are counted as present for purposes of a determining whether there is a quorum. For the 2025 Annual Meeting of Shareholders, to elect directors and adopt the other proposals, the following votes are required under our governing documents and New York State law:

Item	Vote Required	Do abstentions count as votes cast?	Is broker discretionary voting allowed?*

Election of directors	Approval of the majority of the votes cast	No	No

Ratification of appointment of independent registered public accounting firm**	Approval of the majority of the votes cast	No	Yes

Advisory resolution to approve executive compensation**	Approval of the majority of the votes cast	No	No

Shareholder proposals**	Approval of the majority of the votes cast	No	No

*

A broker non-vote occurs when a broker submits a proxy but does not vote for an item because it is not a “routine” item and the broker has not received voting instructions from the beneficial owner. As described under “Effect of Not Casting Your Vote,” your broker may vote in its discretion only on Item 2, Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm.

**	Advisory/Non-binding

There are no cumulative voting rights. Abstentions and broker non-votes are not considered as votes cast and will have no effect on the outcome of the vote on any of the proposals. If any other matter comes before the meeting, the named proxies will use their best judgment in voting the proxies.

Multiple Shareholders Sharing the Same Address

We are sending only one notice or one Proxy Statement and Annual Report to the address of multiple shareholders unless we have received contrary instructions from any shareholder at that address. This practice, known as “householding,” reduces duplicate mailings, saving paper and reducing printing costs. If any shareholder residing at such an address wishes to receive an individual copy of the materials, or if you are receiving multiple copies of our Proxy Statement and Annual Report and would like to enroll in this service, please contact the Company’s Corporate Secretary and Chief Governance Officer (see page 31 for contact information).

2026 Annual Meeting of Shareholders Information

Shareholder Proposals for Inclusion in the 2026 Proxy Statement

To be considered for inclusion in next year’s Proxy Statement, any shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received by our Corporate Secretary and Chief Governance Officer at our principal executive offices no later than November 14, 2025. Any such proposals must comply with all of the requirements of SEC Rule 14a-8.

• 96 2025 PROXY STATEMENT

Other Shareholder Proposals for Presentation at the 2026 Annual Meeting

Under our bylaws, shareholders must follow certain advance notice procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Corporate Secretary and Chief Governance Officer at our principal executive offices. We must receive notice as follows:

¾

If it is a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting, we must receive notice not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. Assuming that the 2025 Annual Meeting of Shareholders is held on schedule, we must receive notice pertaining to the 2026 Annual Meeting of Shareholders no earlier than December 30, 2025 and no later than January 29, 2026.

¾

Alternatively, if we hold the 2026 Annual Meeting of Shareholders on a date that is not within 25 days before or after the one-year anniversary of the 2025 Annual Meeting of Shareholders, we must receive the notice no later than ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

¾

If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no later than ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

Any shareholder intending to include a director nominee in the Company’s proxy materials at the 2026 Annual Meeting pursuant to Article III, Section 3.12 of our bylaws (i.e., proxy access) should review the requirements for using proxy access as described in such section. The Company’s Corporate Secretary and Chief Governance Officer must receive a shareholder’s nomination, with all required information, between October 15, 2025 and the close of business on November 14, 2025. Our bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business and certain other information about the shareholder. Any notice (other than a proposal pursuant to Rule 14a-8) that is received outside of the window specified above for proposed items of business will be considered untimely under Rule 14a-4(c) under the Securities Exchange Act of 1934. The persons named in the proxy for the meeting may exercise their discretionary voting power with respect to all such matters, including voting against them.

To comply with universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with and provide the information required by the Company’s bylaws and by Rule 14a-19 under the Securities Exchange Act of 1934 to the Company’s Corporate Secretary and Chief Governance Officer (see page 31 for contact information) no earlier than December 30, 2025 and no later than January 29, 2026, assuming that the 2025 Annual Meeting of Shareholders is held on schedule.

All director nominations and shareholder proposals, other than shareholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must comply with the requirements of the Company’s bylaws. You may obtain a copy of the Company’s bylaws at no cost from the Company’s Corporate Secretary and Chief Governance Officer (see page 31 for contact information).

Availability of 2024 Annual Report

If you would like a paper copy of our 2024 Annual Report on Form 10-K, excluding certain exhibits, please follow the instructions contained in the notice you received.

2025 PROXY STATEMENT 97 •

Annex A—Information Regarding Non-GAAP Financial Measures

Total Revenues Net of Interest Expense (Billions, except percentages)	2021	2022	2023	2024

GAAP Total Revenues Net of Interest Expense	$42.4	$52.9	$60.5	$65.9

Total Revenues Net of Interest Expense (FX-adjusted)(1)	$41.6	$52.8	$60.2

YoY% Increase/(Decrease) in GAAP Total Revenues Net of Interest Expense		25%	14%	9%

YoY% Increase/(Decrease) in Total Revenues Net of Interest Expense (FX-adjusted)(1)		27%	15%	10%

Total Loans and Card Member Receivables (Billions, except percentages)			2023	2024

GAAP Total Loans and Card Member Receivables			$193.5	$208.3

Total Loans and Card Member Receivables (FX-adjusted)(1)			$190.8

YoY% Increase/(Decrease) in GAAP Total Revenues Net of Interest Expense				8%

YoY% Increase/(Decrease) in Total Revenues Net of Interest Expense (FX-adjusted)(1)				9%

Adjusted Earnings Per Share				2024

GAAP Diluted Earnings Per Share				$14.01

Accertify Gain on Sale (pretax)				$0.74

Tax Impact of Accertify Gain on Sale				$(0.08)

Accertify Gain on Sale (after tax)				$0.66

Adjusted Diluted Earnings Per Share				$13.35

(1)

FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes 2024 foreign exchange rates apply to 2023 results, 2023 foreign exchange rates apply to 2022 results, 2022 foreign exchange rates apply to 2021 results, as applicable).

THANK YOU FOR YOUR CONTINUED SUPPORT

AMERICAN EXPRESS

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200 VESEY STREET NEW YORK, NY 10285 SCAN TO VIEW MATERIALS & VOTE VOTE ONLINE Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 24, 2025 (for holders in employee benefit plans), or up until 11:59 P.M. Eastern Time on April 28, 2025 (for all other shareholders). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AXP2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 24, 2025 (for holders in employee benefit plans), or until 11:59 P.M. Eastern Time on April 28, 2025 (for all other shareholders). Have your proxy card in hand when you call and then follow the instructions. Toll free in the U.S. and Canada. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE CONFIRMATION You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting of Shareholders on April 29, 2025 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow g XXXX XXXX XXXX XXXX . Vote Confirmation is available 24 hours after your vote is received beginning April 15, 2025, with the final vote tabulation remaining available through June 27, 2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V67304-P26222 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AMERICAN EXPRESS COMPANY Vote on Directors The Board of Directors recommends that you vote FOR each director nominee listed in Proposal 1 below (please mark your vote for each director separately): 1. Election of director nominees proposed by the Board of Directors for a term of one year. For Against Abstain 1a. Michael J. Angelakis 1b. Thomas J. Baltimore 1c. John J. Brennan 1d. Theodore J. Leonsis 1e. Deborah P. Majoras 1f.Karen L. Parkhill 1g. Charles E. Phillips 1h. Lynn A. Pike 1i. Stephen J. Squeri 1j. Daniel L. Vasella 1k. Lisa W. Wardell 1l. Christopher D. Young Vote on Proposals The Board of Directors recommends that you vote FOR the following proposals: 2. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2025. 3. Approval, on an advisory basis, of the Company's executive compensation. The Board of Directors recommends that you vote AGAINST the following proposals: 4. Shareholder proposal relating to DEI goals in executive pay incentives. 5. Shareholder proposal relating to civil liberties in advertising services. The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof. Signed proxies returned without specific voting instructions as to any director or item will be voted as the Board of Directors recommends. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Notice to employees participating in the American Express Retirement Savings Plan (RSP) or the Employee Stock Ownership Plan (ESOP) of Amex Canada, Inc. and Amex Bank of Canada. Your voting instructions must be received on or before 11:59 P.M. Eastern Time on April 24, 2025, by Broadridge, which is acting on behalf of the Trustees of the RSP and ESOP. If your voting instructions are not received by11:59 P.M. Eastern Time on April 24, 2025, the Trustees of the RSP and the ESOP will not vote the shares. Annual Meeting of Shareholders Participation Please check our Investor Relations website for the most up to date information about attending our meeting - http://ir.americanexpress.com. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders: The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com. V67305-P26222 AMERICAN EXPRESS COMPANYProxy for the Annual Meeting of Shareholders to be held on Tuesday, April 29, 2025 Solicited on behalf of the Board of Directors The undersigned hereby appoints Laureen E. Seeger, James J. Killerlane III and David A. Kanarek, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company (the Company) that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the Meeting) to be held atwww.virtualshareholdermeeting.com/AXP2025 on Tuesday, April 29, 2025 at 9:00 A.M. Eastern Time and at any adjournment(s) or postponement(s) of the Meeting, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the proxy statement, and in their discretion upon any matter that may properly come before the Meeting or any adjournment(s) or postponement(s) of the Meeting. The undersigned hereby revokes any proxies submitted previously.To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instructions online or by telephone. Follow the instructions on the reverse side of this card. If you choose to submit your voting instructions by mail: Mark, sign, and date this proxy card on the reverse side and return it promptly in the envelope provided. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (Please sign and date on the reverse side)